UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A INFORMATION
(Amendment No.1)

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant (X)
Filed by a Party other than the Registrant (   )

Check the appropriate box:

(X) Preliminary Proxy Statement
(   ) Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
(   ) Definitive Proxy Statement
(   ) Definitive Additional Materials
(   ) Soliciting Material Pursuant to Section 240.14a -12

WORLDBID CORPORATION
(Name of Registrant as Specified in its Charter)

______________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

( )	No fee required
( X )	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1)	Title of each class of securities to which transaction applies:

Common Stock
	2)	Aggregate number of securities to which transaction applies:

24,960,667
	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

$2.60 (based on the average of the closing bid price of $2.50 and ask price of $2.70 for the Registrant’s common stock as quoted on the OTC Bulletin Board on November 8, 2006 being a date within 5 business days prior to the filing of this preliminary proxy statement.)

	4)	Proposed maximum aggregate value of transaction:

$64,897,734.20
	5)	Total fee paid:

$6,944.06
( X )	Fee paid previously with preliminary materials.

( )

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:
	2)	Form, Schedule or Registration Statement No.:
	3)	Filing Party:
	4)	Date Filed:

WORLDBID CORPORATION

NOTICE OF 2006 SPECIAL MEETING OF THE STOCKHOLDERS
TO BE HELD
December 8, 2006

To our Stockholders:

Notice is hereby given of a special meeting of the stockholders of Worldbid Corporation (the “Company”) to be held on December 8, 2006 at Suite 1880, 1055 West Georgia Street, Vancouver, British Columbia, Canada, commencing at 11:00 a.m. Pacific Standard Time, for the purpose of obtaining stockholder approval for a reorganization of the Company consisting of the following:

1.	The merger of the Company with Royalite Petroleum Corp. (“Royalite”); and

2.	The pro rata distribution of shares of Worldbid International Inc., the Company’s wholly owned subsidiary, to the Company’s stockholders.

The record date for the special meeting is November 6, 2006. Only the stockholders of record as of this date are entitled to receive this notice and to vote at the special meeting.

Stockholders unable to attend the meeting in person are requested to read the enclosed proxy statement and proxy and then complete and deposit the proxy in accordance with its instructions. Unregistered stockholders must deliver their completed proxies in accordance with the instructions given by their financial institution or other intermediary that forwarded the proxy to them.

BY ORDER OF THE BOARD OF DIRECTORS
OF WORLDBID CORPORATION

/s/ Logan B Anderson
Logan B. Anderson
Chief Executive Officer and President

IMPORTANT

Whether or not you expect to attend in person, you are urged to sign, date, and return the enclosed Proxy at your earliest convenience. This will help to ensure the presence of a quorum at the meeting. PROMPTLY SIGNING, DATING, AND RETURNING THE PROXY WILL SAVE THE COMPANY THE EXPENSE AND EXTRA WORK OF ADDITIONAL SOLICITATION. Sending in your Proxy will not prevent you from voting your stock at the meeting if you desire to do so, as your Proxy is revocable at your option.

WORLDBID CORPORATION
810 Peace Portal Drive, Suite 201
Blaine, WA 98230

Tel: (360) ) 201-0400

PROXY STATEMENT
FOR A SPECIAL MEETING OF THE STOCKHOLDERS
TO BE HELD ON DECEMBER 8, 2006

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors for Worldbid Corporation (the “Company” or “Worldbid”) for use at a special meeting of the Company’s stockholders to be held at 11:00 am Pacific Standard Time, on December 8, 2006 at Suite 1880, 1055 West Georgia Street, Vancouver, British Columbia, Canada.

This Proxy Statement, Notice of Meeting and the enclosed form of proxy are expected to be mailed to the Company’s stockholders on or about November 28, 2006.

The Company does not expect that any matters other than those referred to in this Proxy Statement and the Notice of Meeting will be brought before the special meeting. However, if other matters are properly presented before the special meeting, the persons named as proxy appointees will vote upon such matters in accordance with their best judgment. The grant of a proxy also will confer discretionary authority on the persons named as proxy appointees to vote in accordance with their best judgment on matters incidental to the conduct of the special meeting.

The Company’s Board of Directors is soliciting proxies for the purpose of obtaining stockholder approval for a reorganization of the Company (the “Reorganization”) consisting of the following:

1.	The merger (the “Merger”) of the Company with Royalite Petroleum Corp. (“Royalite”), with the Company continuing as the surviving entity; and

2.	The pro rata distribution (the “Spin-off”) of all the outstanding shares of Worldbid International Inc. (“Worldbid Sub”) to the stockholders of the Company.

Approval is being sought for the Reorganization pursuant to the provisions of the merger agreement and plan of merger, entered into on August 23, 2006, between the Company and Royalite (the “Merger Agreement”). The Company’s obligation to complete the Merger is conditional upon the Company obtaining approval for the Merger from its stockholders and upon the Company’s completion of the Spinoff.

If the Reorganization is approved and completed, the Company’s stockholders will own the following:

(a)

shares in the common stock of the corporation resulting from the merger of the Company and Royalite (although the Company will continue after the Merger as the surviving entity, to avoid confusion, the term “Mergeco” is used throughout this Proxy Statement to refer to the Company after the Merger has been completed) equal to the number of shares of the Company’s common stock owned by those stockholders prior to the Merger; and

(b)	shares in the common stock of Worldbid Sub equal to the number of shares of the Company’s common stock owned by those stockholders on the record date for the Spin-off.

The percentage ownership interest of the Company’s stockholders in Mergeco will be diluted as the current stockholders of Royalite will receive shares of the Company’s common stock in exchange for their shares of Royalite. Upon the completion of the Merger, the existing stockholders of the Company will own approximately 19.4% of the outstanding shares of Mergeco, with the former stockholders of Royalite owning the remaining 80.6% of the outstanding shares of Mergeco. The shares of the Company’s common stock to be issued to the former Royalite stockholders will be issued pursuant to exemptions from the registration requirements of the Securities Act of 1933 (the “Securities Act”) and will be “restricted securities” as defined under Rule 144 under the Securities Act. A detailed description of the Merger can be found under the heading “The Merger With Royalite Petroleum Corp.” beginning on page 12 of this Proxy Statement.

The percentage ownership interest of the Company’s stockholders in Worldbid Sub after the Spin-off will be equal to their percentage ownership interest in the Company on the record date for the Spin-off. Stockholders of Royalite will not receive any shares of Worldbid Sub distributed as part of the Spin-off.

SUMMARY

This summary highlights selected information contained in this Proxy Statement about the Reorganization and may not contain all of the information that is important to you. You are encouraged to carefully read this Proxy Statement in its entirety, including the appendices, and any other documents to which you are referred.

  The Proposals. You are being asked to consider and vote upon a reorganization of the business, structure and affairs of the Company (the “Reorganization”) consisting of the following actions: (1) the merger of the Company with Royalite Petroleum Corp. (“Royalite”), where the Company will continue as the surviving entity; and (2) the spin-off the Company’s wholly owned subsidiary, Worldbid International Inc. (“Worldbid Sub”). Stockholders of Royalite will not receive any shares of Worldbid Sub distributed as part of the Spin-off. See “The Spin-Off Of Worldbid International Inc.” beginning on page 24 of this Proxy Statement, and “The Merger With Royalite Petroleum Corp.” beginning on page 12 of this Proxy Statement.

  Worldbid Corporation. Currently, the Company operates, through its wholly owned subsidiary, Worldbid International Inc., an on-line business-to-business and government-to-business facilitation service and marketplace (the “Worldbid Business”). The Worldbid Business consists of a network of websites that allow prospective buyers and sellers to post offers to buy or sell products or services on-line. Offers to buy or sell are automatically emailed to registered users of the Worldbid Business websites who have requested that they be notified of offers to buy or sell the particular product or service. The Company does not operate any business other than the Worldbid Business. See “About Worldbid Corporation” beginning on page 13 of this Proxy Statement and “About Worldbid International Inc.” beginning on page 24 of this Proxy Statement.

  Worldbid International Inc. Worldbid Sub is the wholly owned subsidiary of the Company. Worldbid Sub operates the “Worldbid Business.” See “About Worldbid International Inc.” beginning on page 24 of this Proxy Statement.

  Royalite Petroleum Corp. Royalite is an oil and gas exploration company incorporated under the laws of the State of Nevada. Royalite is currently conducting oil and gas exploration activities in the Utah Hingeline Trend of south-central Utah, using a technology known as the “Moore Radiometer” that uses electromagnetic radiation naturally emitted by the Earth’s molten core to locate and map petroleum deposits. See “About Royalite Petroleum Corp.” beginning on page 13 of this Proxy Statement.

  The Merger. The Merger will involve the merger of Royalite with and into the Company, with the Company continuing as the surviving entity. The Articles of Incorporation and the bylaws of the Company immediately before the completion of the Merger will continue to be the Articles of Incorporation and bylaws of the Company immediately following the Merger, with the exception that the name of the Company will be changed to “Royalite Petroleum Company Inc.” If the Reorganization is approved and the Merger is completed, you will not receive any new shares of the Company or of Royalite or any other consideration, unless you exercise your dissent rights under the Nevada Revised Statutes. Each share of Royalite issued and outstanding immediately prior to the Merger will automatically convert to one share of the Company’s common stock upon completion of the Merger. The shares of the Company’s common stock to be issued to the former stockholders of Royalite will be issued pursuant to exemptions from the registration requirements of the Securities Act and will be “restricted securities” as defined under Rule 144 under the Securities Act. The Company’s obligation to complete the Merger is conditional upon, among other things, the completion of the Spin-off of Worldbid Sub. See “The Merger With Royalite Petroleum Corp.” beginning on page 12 of this Proxy Statement.

  The Spin-Off. The proposed Spin-off of Worldbid Sub will involve the distribution to you of all of the outstanding shares of Worldbid Sub, on a one-for-one basis, pro rata to your respective stockholder interest in the Company. Royalite stockholders will not be entitled to receive shares of Worldbid Sub distributed as part of the Spin-off. Upon the completion of the Spin-off, the Company will no longer own any interest in Worldbid Sub or the Worldbid Business. See “The Spin-Off Of Worldbid International Inc.” beginning on page 24 of this Proxy Statement.

  Tax Consequences Of The Reorganization. The Company does not expect you to recognize a taxable gain or loss under U.S. federal income tax laws upon the completion of the Merger, although you may recognize a taxable gain or loss upon the completion of the Spin-off. However, the Company has not engaged the services of tax advisors in respect of the potential tax consequences of either of the proposals upon which you are being asked to vote and has not applied for a ruling from the Internal Revenue Service. As such, there are no assurances that the actual tax consequences to you of the Merger or the Spin-off will be as the Company expects. You are advised to consult your own tax advisors with respect to the potential tax consequences of the Reorganization. See “The Federal Income Tax Consequences Of The Merger.” beginning on page 23 of this Proxy Statement and “The Federal Income Tax Consequences Of The Spin-Off.” beginning on page 26 of this Proxy Statement.

  Stockholder Approval Required To Approve The Reorganization. In order to complete the Reorganization, the Company requires that stockholders holding at least a majority of the outstanding shares of the Company’s common stock affirmatively vote in favor of the Reorganization. See “Votes Required For Approval” beginning on page 8 of this Proxy Statement.

  Recommendations of the Board of Directors. The Company’s Board of Directors have unanimously recommended that you vote in favor of the Reorganization.

  Dissenters Rights. If you are a stockholder who objects to the Reorganization and the Reorganization is otherwise approved by stockholders holding at least a majority of the outstanding shares of the Company’s common stock, you will be entitled to dissenters’ rights. In order to exercise these rights, you will need to comply with the procedures required under the Nevada Revised Statutes. If you follow these procedures, you will be entitled to receive the statutorily determined “fair value” of your shares. See “Dissent Rights” beginning on page 26 of this Proxy Statement.

  The Special Meeting. In order to obtain approval for the Reorganization, the Company’s Board of Directors have called a special meeting of the stockholders of the Company to be held on December 8, 2006 at Suite 1880, 1055 West Georgia Street, Vancouver, British Columbia, Canada. See “The Special Meeting” beginning on page 7 of this Proxy Statement.

  Voting Information. Each stockholder of record of shares of the Company’s commons stock will be entitled to one vote for each share held. Before voting your shares, you should read this Proxy Statement in its entirety, including the appendices and attachments. To ensure that your shares are properly voted at the special meeting, please mark your choice clearly on the proxy with an “X” and carefully follow the instructions for completing, signing and returning the proxy. You may also vote in person at the special meeting. See “The Special Meeting” beginning on page 7 of this Proxy Statement.

  Record Date. The record date for determining the stockholders entitled to vote at the special meeting is November 6, 2006. See “Entitlement to Vote” beginning on page 7 of this Proxy Statement.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

Q.	When and where will the special meeting be held?
A.

The special meeting of the Company’s stockholders to which this Proxy Statement relates is scheduled to take place on December 8, 2006 at Suite 1880, 1055 West Georgia Street, Vancouver, British Columbia, Canada.

Q.	What proposals will be voted on at the special meeting?
A.

At the special meeting, the Company’s stockholders will be asked to vote on a reorganization of the Company’s business, structure and affairs involving the following: (1) the merger of the Company with Royalite Petroleum Corp; and (2) the spin-off of the shares of the Company’s wholly owned subsidiary, Worldbid International Inc., to the Company’s stockholders. The Company’s obligation to complete the Merger is conditional, among other things, upon it successfully completing the Spin-off.

Q.	What will you receive if the Reorganization is approved?
A.

If the Reorganization is approved, each of the Company’s stockholders will receive one share of Worldbid Sub’s common stock for each share of the Company’s common stock owned by that stockholder. The Company’s existing stockholders will not receive any consideration or other shares of the Company or Royalite upon completion of the Merger. Once the Reorganization is complete, you will own one share of Worldbid Sub common stock and one share of the Company’s common stock, unless you exercise your right to dissent from the Reorganization.

Q.	How does the Company’ Board of Directors recommend that I vote?
A.	The Company’s Board of Directors recommends that you vote in favor of the Reorganization.

Q.	What vote is required to approve the Reorganization?
A.

The Reorganization requires the approval of persons holding at least a majority of the outstanding shares of the Company’s common stock as of November 6, 2006. As of November 6, 2006, there were 6,004,408 shares of the Company’s common stock issued and outstanding.

Q.	What happens if I do not return my proxy card?
A.	A failure to return your proxy card will have the same effect as voting against the Reorganization unless you attend the special meeting and vote in person.

Q.	May I vote in person?
A.

Yes. If your shares are not held in “street name” through a broker or a bank, you may attend the special meeting and vote your shares in person. If your shares are held in street name, you must obtain a proxy from your broker or bank in order to attend the special meeting and vote.

Q.	May I change my vote after I have sent in my proxy card?
A.	Yes. You may change your vote at any time before your proxy card is voted by either:

(a)	executing and delivering a written notice of revocation of proxy to the Company’s corporate secretary at any time before the taking of the vote at the special meeting;

(b)	executing and delivering a later-dated proxy relating to the same shares to the Company’s corporate secretary at any time before taking of the vote at the special meeting; or

(c)	attending the special meeting in person and:

(i) giving affirmative notice at the special meeting of their intent to revoke their proxy; and

(ii) voting in person.

Attendance at the special meeting alone will not be effective to revoke your proxy.

Q.	What will happen to the Company as a result of the Reorganization?
A.

If the Reorganization is completed, Royalite will merge with and into the Company, and the Company will continue as the surviving entity. The Company’s Articles of Incorporation and bylaws, and the stockholder rights provided for therein, will remain the same, with the exception of a change in the Company’s name to “Royalite Petroleum Company Inc.” Your percentage ownership interest in Mergeco will be less than your percentage ownership interest in the Company. Upon completion of the Merger, the existing stockholders of the Company will own approximately 19.4% of the outstanding shares of Mergeco and the former stockholders of Royalite will own approximately 80.6% of the outstanding shares of Mergeco. You will receive no additional consideration for your shares of the Company upon completion of the Merger.

Royalite stockholders will not be entitled to receive shares of Worldbid Sub distributed as part of the Spin-off. Once the Spin-off has been completed, the Company will no longer own an interest in Worldbid Sub or the internet business-to-business and government-to-business facilitation service carried on by Worldbid Sub. You will own shares of Worldbid Sub in the same proportion as your ownership interest in the shares of the Company as of the record date to be set for the Spin-off.

Q.	What happens to the outstanding options to acquire the Company’s common stock or any other outstanding rights to acquire shares of the Company’s common stock.
A.	There are no outstanding options or other rights to acquire shares of the Company’s common stock other than rights upon completion of the Merger held by the stockholders of Royalite.

Q.	Will the Reorganization cause me to recognize taxable gains or losses?
A.

The Company expects the distribution of Worlbid Sub’s common stock to be treated as a taxable dividend for U.S. federal income tax purposes. The Company does not expect the Merger with Royalite to result in a taxable gain or loss to its stockholders under U.S. federal income tax laws.

However, the Company has not engaged the services of external advisors to advise it on the tax consequences of the Merger or the Spin-off, nor has the Company applied to the Internal Revenue Service for a ruling on the expected tax consequences of the Merger or the Spin-off. As such, there are no assurances that the actual tax consequences of either the Merger or the Spin-off will be as described above. You are strongly advised to consult with your own tax advisors regarding the potential tax consequences of both the Merger and the Spin-off.

Q.	Am I entitled to dissenter’s or appraisal rights?
A.

Yes. If you wish to exercise your appraisal rights with respect to the Reorganization, you must not vote in favor of the Reorganization and you must strictly follow the other requirements of the Nevada Revised Statutes. A summary of these requirements is provided below under the heading “Dissent Rights,” beginning on page 26 of this Proxy Statement.

Q.	When is the Reorganization expected to complete?
A.

The Company is attempting to complete the Merger and the Spin-off as soon as possible. In addition to obtaining the approval of the Company’s stockholders, a number of closing conditions to the Merger must be satisfied or waived. The Company will also be required to complete a number of legal and procedural requirements prior to completing the Merger and the Spin-off, including having a Form 10-SB registration statement declared effective with respect to the Spin-off and the clearing of all SEC comments related to that registration statement.

If the Merger is not completed by January 31, 2007, either of Royalite or the Company may cancel the terms of the merger agreement without the payment of any fees or penalties, unless they agree otherwise.

Q.	Who should I contact for additional information?
A.

If you have any additional questions about the Reorganization, including the procedures for voting your shares, please contact the Company’s CEO, President, CFO, Treasurer and Secretary, Logan B. Anderson at (360) 201-0400. The Company’s public filings can be accessed on the SEC’s website at www.sec.gov. See “Where You Can Find More Information” beginning on page 29 of this Proxy Statement.

FORWARD-LOOKING STATEMENTS

Certain statements contained in this Proxy Statement constitute "forward-looking statements". These statements may be identified by words such as “plan”, "anticipate," "believe," "estimate," "should," "expect" and similar expressions. These statements are based upon the current views, expectations, beliefs, assumptions, estimates and projections of the Company’s management and are subject to risks, uncertainties and other factors that may cause the Company’s actual results, performance or achievements, or industry results, to be materially different from those described in the forward-looking statements. Such risks and uncertainties include, among other things, the risk that the Reorganization may not be completed in a timely manner, or at all, general economic, financial and business risks related to the Company, Royalite and Mergeco, and other risks that may be set out in the Company’s current filings with the United States Securities and Exchange Commission (the “SEC”), including the Company’s most recent filings on Form 10-KSB and Form 10-QSB. Although the Company believes that the assumptions and estimates upon which these forward-looking statements are based are reasonable, they are not guarantees of future performance or events, and, as a result, these forward-looking statements could be incorrect. As a result, you should not conclude that the Company will necessarily achieve any of the results referred to in any forward-looking statements. The Company does not intend to update the forward-looking information to reflect actual results or changes in the factors affecting such forward-looking information.

THE SPECIAL MEETING

GENERAL

This Proxy Statement relates to certain proposals to be voted on at a special meeting of the Company’s stockholders to be held on December 8, 2006 at Suite 1880, 1055 West Georgia Street, Vancouver, British Columbia, Canada, at 11:00 am Pacific Standard Time. At the special meeting, the Company’s stockholders will be asked to consider and vote upon a reorganization of the Company’s business and affairs (the “Reorganization”) involving the following:

1.	The merger (the “Merger”) of the Company with Royalite Petroleum Corp. (“Royalite”), with the Company continuing as the surviving entity; and

2.	The pro rata distribution (the “Spin-off”) of all the outstanding shares of Worldbid International Inc. (“Worldbid Sub”) to the stockholders of the Company.

The Company does not expect any other matters to be brought before the special meeting. However, if other matters are properly presented before the special meeting, the persons named as proxy appointees will vote upon such matters in accordance with their best judgment. The grant of a proxy will also confer discretionary authority on the persons named as proxy appointees to vote in accordance with their best judgment on matters incidental to the conduct of the special meeting.

SOLICITATION OF PROXIES

This solicitation of proxies is being made by the Company’s Board of Directors. Proxies will initially be solicited by mail. Further solicitation may be made by the Company’s Board of Directors, officers, employees personally, by telephone, facsimile, e-mail, internet or otherwise, but they will not be specifically compensated for these services. Upon request, the Company will reimburse brokers, dealers, banks or similar entities acting as nominees for their reasonable expenses incurred in forwarding copies of the proxy materials to the beneficial owners of the shares of the Company’s common stock they hold as of the record date. The Company will bear the expenses incurred in connection with printing, filing and mailing of this Proxy Statement.

ENTITLEMENT TO VOTE

All holders of record of shares of the Company’s common stock, par value $0.001 per share, at the close of business on November 6, 2006 (the “Record Date”), will be entitled to one vote at the special meeting for each one share of the Company’s common stock held of record on the Record Date. Stockholders entitled to vote may do so by voting those shares at the special meeting or by proxy in the manner described below under “Voting of Proxies.”

Persons who hold shares of the Company’s common stock in “street name,” through a broker or other financial institution must follow the instructions regarding how to direct the voting of their shares provided by such broker or financial institution.

VOTING OF PROXIES

Stockholders may vote the shares of the Company’s common stock owned by them on the Record Date either by attending the special meeting in person or completing and returning a written proxy to the office of the Company’s transfer agent, as indicated on the instructions for completion of the proxy. Execution of a proxy will not affect a stockholder’s right to attend the special meeting and vote in person.

All shares of the Company’s common stock represented by a properly executed proxy received at or prior to the special meeting will be voted in accordance with the instructions contained in that proxy.

REVOCATION OF PROXIES

Stockholders may revoke a proxy at any time before it is voted by:

(d)	executing and delivering a written notice of revocation of proxy to the Company’s corporate secretary at any time before the taking of the vote at the special meeting;

(e)	executing and delivering a later-dated proxy relating to the same shares to the Company’s corporate secretary at any time before taking of the vote at the special meeting; or

(f)	attending the special meeting in person and:

(i) giving affirmative notice at the special meeting of their intent to revoke their proxy; and

(ii) voting in person.

Any written revocation of proxy or subsequent later-dated proxy should be delivered to the offices of the Company’s legal counsel, O’Neill Law Group PLLC, at Suite 1010, 435 Martin Street, Blaine, WA 98230, Facsimile: (360) 201-0400.

Attendance at the special meeting will not, by itself, revoke a stockholder’s proxy without the giving of notice of the stockholder’s intent to revoke that proxy.

If a properly executed and returned proxy does not indicate the stockholder’s choice on any of the proposals in the accompanying notice of meeting, the shares represented by that proxy will be voted for the approval of that proposal.

Shares represented at the special meeting by proxy will be voted for or against matters not listed in the accompanying Notice of Meeting that may be properly brought before the special meeting at the discretion of the persons named in the proxy as proxyholders. The Company is not aware of any such matters to be presented at the special meeting.

QUORUM FOR MEETING

In order to hold a valid meeting of the Company’s stockholders, a quorum equal to one percent (1%) of the shares of the Company’s common stock outstanding must be at the meeting. These shares may be represented in person or represented by proxy.

On the Record Date, the Company had had 6,004,408 shares of common stock outstanding. As a result, a quorum of 60,045 shares must be represented at the special meeting, either in person or by proxy.

Stockholders who abstain from voting on any or all proposals, but who are present at the special meeting or represented at the special meeting by a properly executed proxy will have their shares counted as present for the purpose of determining the presence of a quorum. Broker non-votes will also be counted as present at the special meeting for the purpose of determining the presence of a quorum. However, abstentions and broker non-votes will not be counted either in favor or against any of the proposals brought before the special meeting.

A broker non-vote occurs when shares held by a broker for the account of a beneficial owner are not voted for or against a particular proposal because the broker has not received voting instructions from that beneficial owner and the broker does not have discretionary authority to vote those shares.

VOTES REQUIRED FOR APPROVAL

The Reorganization requires the approval of stockholders holding at least a majority of the shares of the Company’s common stock outstanding as of the Record Date. At the close of business on the Record Date, there were 6,004,408 shares of the Company’s common stock issued and outstanding and entitled to vote. As such, the Company will require the approval of stockholders holding at least 3,002,205 shares of the Company’s common stock for the Reorganization to be approved.

There are no separate voting groups or separate series of stock.

EFFECT OF ABSTENTIONS OR BROKER NON-VOTES

Stockholders may vote for or against the proposal or they may abstain from voting. Abstentions and broker non-votes will be counted for purposes of determining the presence of a quorum at the special meeting, but will not be counted as either in favor or against the proposal.

ADJOURNMENTS AND POSTPONEMENTS

Although not currently expected, the special meeting may be adjourned or postponed for the purpose of soliciting additional proxies. Any adjournment may be made without notice, other than an announcement made at the special meeting. A majority of the Company’s stockholders present at the special meeting may adjourn the special meeting. Any signed proxies received by the Company will be voted in favor of an adjournment in this circumstance, unless the proxy card has indicates a vote AGAINST the Reorganization, in which case the proxy will not be voted in favor of an adjournment for the purpose of soliciting additional proxies. Any adjournment or postponement of the special meeting for the purpose of soliciting additional proxies will allow the Company’s stockholders who have already sent in their proxies the opportunity to revoke them at any time prior to their use at the special meeting as adjourned or postponed.

STOCKHOLDER PROPOSALS

No proposals have been received from any stockholder to be considered at the special meeting.

STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

In accordance with the SEC’s Rule 14a-8, stockholders who wish to present proposals for inclusion into proxy materials to be distributed in connection with the Company’s next annual meeting must submit their proposals to the Company’s principal executive offices within a reasonable time before the Company begins to print and mail proxy materials in connection with its next annual meeting. In accordance with the Company’s bylaws, in order to be properly brought before the Company’s next meeting of its stockholders, stockholder proposals must be delivered to the Company’s principal executive offices no earlier than 90 days prior to the next annual meeting, and not later than the close of business on the later of (a) 60 days prior to the next annual meeting, and (b) in the event that the Company makes a public announcement of the date of the Company’s next annual meeting, 10 days following the first date on which such a public announcement is made.

Any stockholders who wish to submit a proposal are encouraged to seek independent counsel about SEC requirements. The Company will not consider any proposals that do not meet the SEC requirements for submitting a proposal. Notices of intention to present proposals for the Company’s next annual meeting should be delivered to Worldbid Corporation, 810 Peace Portal Drive, Suite 201, Blaine, WA 98230, Attention: Secretary.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

In considering the recommendations of the Company’s Board of Directors that you vote in favor of the Reorganization, you should be aware that the officers and directors of the Company have certain relationships with the Company and may have interests in the Reorganization that may be different from your interests as a stockholder.

The Company currently has a consulting agreement with Mr. Anderson, pursuant to which the Company pays Mr. Anderson consulting fees of $10,000 per month. Mr. Anderson is also currently the President of Worlbid Sub as well as a director of Worldbid Sub. It is expected that, upon the completion of the Spin-off,

Mr. Anderson will retain his positions with Worldbid Sub and that Mr. Anderson will execute a consulting agreement with Worldbid Sub with similar terms as Mr. Anderson’s consulting agreement with the Company. The Company expects that, upon completion of the Merger, the Company and Mr. Anderson will amend the terms of their current consulting agreement to reflect the changes in Mr. Anderson’s responsibilities with Mergeco. See “Directors and Officers of Mergeco” beginning on page 20 of this Proxy Statement.

The Company has a consulting agreement with Mr. Wagorn, pursuant to which Mr. Wagorn is paid a consulting fee at an hourly rate of $54.80 CDN (approximately $48 US). Mr. Wagorn is currently the Treasurer and Secretary of Worldbid Sub, as well as a director of Worldbid Sub. Mr. Wagorn is expected to continue to act in those capacities with Worldbid Sub upon completion of the Spin-off, and it is expected that Worldbid Sub will pay Mr. Wagorn a consulting fee equal to the consulting fee currently paid to him by the Company. Mr. Wagorn is not expected to be an executive officer or director of Mergeco.

Mr. Tao is currently not paid any compensation for acting as a member of the Company’s Board of Directors. Mr. Tao is not expected to be a director of Worlbid Sub upon completion of the Spin-off, however it is expected that Mr. Tao will be a director of Mergeco upon completion of the Merger. Mergeco may determine to pay Mr. Tao for his services upon completion of the Merger, however the nature and amount of such consideration have not yet been determined.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information concerning the number of shares of the Company’s common stock owned beneficially as of November 6, 2006 by: (i) each person (including any group) known to the Company to own more than 5% of its outstanding Common Stock, (ii) each of the Company’s named officers and directors (as defined in Item 402(a)(2) of Regulation SB under the Securities Exchange Act of 1934), and (iii) the Company’s officers and directors as a group. Unless otherwise indicated, the stockholders listed possess sole voting and investment power with respect to the shares shown.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Common Stock(1)
DIRECTORS AND OFFICERS
Common Stock	Logan Anderson Director, Chief Executive Officer, President, Chief Financial Officer, Treasurer and Secretary 810 Peace Portal Drive, Suite 201 Blaine, WA	1,883,623 Direct	31.4%
Common Stock	Paul Wagorn Director and Chief Operating Officer #2 – 2251 Belmont Avenue Victoria, British Columbia, Canada	Nil.	N/A
Common Stock	Howard Thomson Former Director and Former Officer 5B, Harbour Village East Dunmore, County Waterford Ireland	43,510 Direct	0.7%
Common Stock	All Officers and Directors as a Group (3 persons)	1,927,133	32.1%

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Common Stock(1)

5% STOCKHOLDERS

No person is known to the Company to beneficially own more than 5% of the outstanding shares of the Company’s common stock, other than Logan Anderson, the Company’s Chief Executive Officer, President, Chief Financial Officer, Treasurer and Secretary, and a member of the Company’s Board of Directors, as disclosed above.

(1)

Under Rule 13d-3, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person’s actual ownership or voting power with respect to the number of shares of common stock actually outstanding on the date of this Proxy Statement. As of November 6, 2005, the Company had 6,004,408 shares of common stock issued and outstanding.

THE MERGER WITH ROYALITE PETROLEUM CORP.

The Merger

In April, 2006, the Company entered into negotiations for the proposed acquisition of Royalite by the Company. Originally, the Company and Royalite had proposed that the Company would acquire all of the outstanding shares of Royalite in exchange for 25,000,000 shares of the Company’s common stock and that the Company would spin-off its interest in Worldbid Sub to the Company’s existing stockholders. However, the management and board of directors for each of the Company and Royalite determined that it would be preferable for the Company to acquire Royalite by way of a merger with Royalite under the provisions of the Nevada Revised Statutes (the “NRS”).

Pursuant to the terms of the merger agreement between the Company and Royalite, entered into on August 23, 2006 (the “Merger Agreement”), the Company’s obligation to complete the Merger is conditional upon the completion of the Spin-off. However, if the Company obtains the approval of its stockholders to complete the Reorganization, but the Spin-off is not completed for any other reason, the Company may, at the discretion of its Board of Directors, decide to waive this condition and proceed with the Merger.

Upon completion of the Merger, each share of Royalite common stock will automatically convert into one (1) share of Mergeco. There are currently 24,960,667 shares of Royalite common stock issued and outstanding. The existing stockholders of the Company immediately prior to the Merger will own approximately 19.4% of the outstanding shares of Mergeco, with the former stockholders of Royalite owning approximately 80.6% of the outstanding shares of Mergeco. There is currently no market for Royalite’s common stock. The shares of the Mergeco to be issued to the former Royalite Stockholders on completion of the Merger are expected to be issued pursuant to exemptions from the registration requirements of the Securities Act and it is expected that these shares will be “restricted securities” as defined under Rule 144 under the Securities Act.

Reasons For The Merger

The Company has been seeking additional business opportunities in an effort to enhance the value of the Company to its stockholders. Based on its investigations of available business opportunities and, specifically, the Royalite business, the Company’s Board of Directors believes that the acquisition and the Merger with Royalite present the most promising business opportunities for enhancing the Company’s stockholder value.

The Merger Agreement

A copy of the Merger Agreement is attached as Annex A to this Proxy Statement, and is incorporated by reference herein. The following discussion summarizes the terms of the Merger Agreement, is not purported to be complete, and may not contain all of the information about the Merger Agreement that may be important to you. You are encouraged to carefully read the Merger Agreement in its entirety.

Under the terms of the Merger Agreement, Royalite will merge with and into the Company pursuant to the provisions of the NRS. The Merger will become effective upon the filing of the Articles of Merger with the Nevada Secretary of State (the “NVSOS”), or such later date as may be agreed upon by the Company and Royalite. Completion of the Merger is conditional upon the satisfaction by both parties of a number of conditions as set out in the Merger Agreement. See “Conditions to Completion of the Merger” beginning on page 22 of this Proxy Statement.

Upon completion of the Merger, the Company will continue as the surviving entity and Royalite will cease to exist as a separate entity. (Although the Company will continue after the Merger as the surviving entity, to avoid confusion, the term “Mergeco” is used throughout this Proxy Statement to refer to the Company after the Merger has been completed.) As provided under the provisions of the NRS and the Merger Agreement, the Merger will have the following effects:

(a)	All of the property, rights, privileges and powers of the Company and Royalite will immediately vest in Mergeco without the taking of any further action.

(b)	All of the debts, liabilities and duties of the Company and Royalite will become the debts, liabilities and duties of Mergeco.

(c)

The Articles of Incorporation of the Company as in effect immediately prior to the effectiveness of the Merger will continue to be the Articles of Incorporation of Mergeco, unchanged, except that the name of Mergeco will be “Royalite Petroleum Company Inc.”

(d)	The bylaws of the Company in effect immediately prior to the effectiveness of the Merger will continue to be the bylaws of Mergeco.

As the Articles of Incorporation and bylaws of Mergeco will, in all material respects, be the same as the Articles of Incorporation and bylaws of the Company, there will be no change to the respective rights of the Company’s stockholders upon completion of the Merger. However, you will experience a dilution of your proportionate interest. Upon completion of the Merger, the Company’s existing stockholders will own approximately 19.4% of the outstanding shares of Mergeco and the former Royalite stockholders will own approximately 80.6% of the outstanding shares of Mergeco.

About Worlbid Corporation

The principal executive offices of the Company are located at 810 Peace Portal Drive, Suite 201 Blaine, WA 98230, telephone: 360-201-0400.

Currently, the Company’s sole business is the Worldbid Business, an international business-to-business and government-to-business facilitation service that it operates through Worldbid Sub. See “About Worldbid International Inc.” beginning on page 24 of this Proxy Statement. The Company does not operate any businesses other than the Worldbid Business.

The Company is incorporated under the laws of the State of Nevada.

About Royalite Petroleum Corp.

Royalite is incorporated under the laws of the State of Nevada. The principal executive offices of Royalite are located at 2215 Lucerne Circle, Henderson, NV, 89014, telephone: 702-451-4981. There are currently 24,960,667 shares of Royalite common stock issued and outstanding, held by 39 stockholders of record. There is currently no public market for Royalite’s common stock.

Royalite is an oil and gas exploration company active exclusively in the Utah Hingeline Trend of south-central Utah. Royalite has exclusive rights, in Utah, to use a proprietary sensing technology (known as the “Moore Radiometer”) used to conduct geophysical surveys and map potential oil structures. Royalite is currently conducting geophysical surveys in the counties surrounding the Covenant Field, an oil field located in Utah and discovered by Michigan based Wolverine Oil and Gas in December, 2003.

The Moore Radiometer is used to measure:

(1)	the depth, thickness, width and density of hydrocarbon deposits from the surface down through to the basement complex of the underlying geology; and

(2)	the location and direction of the local features of the underlying geology.

The Moore Radiometer utilizes naturally transmitted electromagnetic radiation emitted from the Earth’s molten core to locate and measure subsurface formations, mineral and petroleum deposits and subsurface water sources. The instrument can be used on the surface, underground, on water, or in the air (by helicopter), and does not require the use of heavy and expensive equipment as required with traditional seismic surveying and downhole measurement techniques.

Royalite believes that the Moore Radiometer will allow it locate oil and gas deposits more efficiently and more economically than through traditional exploration techniques by increasing the accuracy of its estimates of oil and gas reserves prior to drilling and by increasing its ability to select optimal locations for drill sites.

Currently, Royalite has secured oil and gas leases on over 33,000 acres of land along the Utah Hingeline Trend of south-central Utah and was the successful bidder on 17 parcels of land consisting of 20,000 acres in the recent Bureau of Land Management (“BLM”) oil and gas lease sale held in Salt Lake City on August 15, 2006. Royalite was also the successful bidder on eight parcels of land that the State of Utah Land Trust offered for lease in its July, 2006 sealed bid auction. Royalite has a 100% working interest in its leases and will pay a 12.5% royalty to the lessors.

Royalite has concluded detailed geophysical surveys on numerous large structures south of the Covenant Field and is proceeding to obtain drilling permits to commence a multi-well drilling program as soon as possible. Royalite currently intends to maintain its 100% working interest by drilling the properties itself rather than entering into joint ventures with other parties. Royalite intends to acquire properties and carry out exploration programs on an ongoing basis in order to ascertain whether the properties possess commercially viable quantities of oil or gas. There can be no assurance that commercially exploitable oil or gas deposits or reserves will be found on any of its properties.

Financial Condition Of Royalite And Pro Forma Financial Statements

Copies of Royalite’s audited financial statements for the period ended April 30, 2006 are attached as Annex C to this Proxy Statement. Copies of Royalite’s audited financial statements for the period ended July 31, 2006 are attached as Annex D to this Proxy Statement.

Copies of the pro forma financial statements of the Company and Royalite, giving effect to the Merger and assuming the completion of the Spin-off, are attached as Annex E to this Proxy Statement.

Royalite has no off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on its financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources.

Royalite’s Plan Of Operation For The Next Twelve Months

Subject to the availability of sufficient financing, Royalite expects to spend up to $15,500,000 on its oil and gas exploration and development activities over the next twelve months. These activities are expected to include the following:

(a)

Drilling at least 5 exploratory wells on the properties to which it has secured oil and gas leases. Royalite estimates that it will cost approximately $2,000,000 per well hole for drilling, and additional $500,000 per well hole to complete each well if commercial quantities of hydrocarbons are found.

(b)

Securing rights to an additional 80,000 acres of land located in the Utah Hingeline Trend of south-central Utah from the BLM, the State of Utah and private land owners. Royalite has estimated that it will cost approximately $1,500,000 to acquire rights to these additional 80,000 acres.

(c)	Conducting seismic surveys of approximately 30 miles at a total estimated cost of approximately $1,500,000.

In addition, Royalite anticipates spending approximately $35,000 over the next twelve months on overhead costs related to the operation of its business.

Anticipated Financing Needs Of Royalite And Mergeco

The Company does not currently have, and Mergeco is, upon completion of the Merger, not expected to have, sufficient capital resources to meet all of the anticipated costs of Royalite’s plan of operation for the next twelve months. As such, as such, if the Merger is completed, Mergeco’s ability to complete the Royalite plan of operation will be dependent upon its ability to obtain additional financing.

Any financing that Mergeco obtains is expected to be in the form of sales of equity securities as traditional debt financing is not expected to be available to it in amounts sufficient to enable it to complete the Royalite plan of operation. If Royalite is successful in completing any equity financings, of which there is no assurance, existing shareholders will experience a dilution of their percentage ownership interest in Mergeco.

In June, 2006, the Company approved an offering (the “June Offering”) of 2,000,000 units at a price of $0.75 per unit. Each unit offered pursuant to the June Offering consists of one share of the Company’s common stock and one-half (1/2) of one share purchase warrant. Each one full share purchase warrant under the June Offering will entitle the holder to purchase one additional share of the Company’s common stock at a price of $0.85 per share for a period expiring one year from the date of issuance. In August, 2006, the Company approved another offering (the “August Offering”) of 15,000,000 units at a price of $1.50 per unit. Each unit offered pursuant to the August Offering consists of one share of the Company’s common stock and one-half (1/2) of one share purchase warrant. Each one full share purchase warrant under the August Offering will entitle the holder to purchase one additional share of the Company’s common stock at a price of $1.75 per share for a period expiring one year from the date of issuance. The Company has received a number of subscriptions for the June Offering and the August Offering, however it will not accept these subscriptions until after the Merger and the Spin-off have been completed. It is expected that subscribers to these offerings will receive shares of Mergeco and warrants to purchase shares of Mergeco. There are no assurances that the Company or Mergeco will be able to sell all of the units offered under the June Offering or the August Offering.

If Mergeco is not successful in raising sufficient financing, it may not be able to complete Royalite’s plan of operation, its business may fail and existing shareholders may lose all or part of their investment.

Risks Related To Royalite’s Business

Royalite has no proven reserves or current production and may never have any.

Royalite does not have any proven reserves or current production of oil or gas. There are no assurances that any wells will be completed or, if completed, that such wells will produce oil or gas in commercially profitable quantities.

If Royalite does not find any oil or gas reserves or if it cannot complete the exploration of the mineral reserve, either because it does not have the money to do it or because it will not be economically feasible to do it, it may have to cease operations. Oil and gas exploration is a highly speculative endeavor. It involves many risks and is often non-productive. Even if Royalite is able to find oil and gas reserves on its properties its ability to put those reserves into production is subject to further risks including:

-

Costs of bringing the property into production including exploration work, preparation of production feasibility studies, and construction of production facilities, all of which Royalite has not budgeted for;

-	Availability and costs of financing;
-	Ongoing costs of production; and
-	Environmental compliance regulations and restraints.

The marketability of any oil and gas desposits acquired or discovered may be affected by numerous factors which are beyond Royalite’s control and which cannot be accurately predicted, such as market fluctuations, the lack of drilling equipment near Royalite’s oil and gas properties, and such other factors as government regulations, including regulations relating to allowable drilling, production, importing and exporting of oil and gas deposits, and environmental protection.

Royalite is an exploration stage company with a limited operating history, which may hinder its ability to successfully meet its objectives.

Royalite is an exploration stage company with only a limited operating history upon which to base an evaluation of its current business and future prospects. Royalte was only incorporated on December 2, 2005 and does not have an established history of locating and developing properties that have oil and gas reserves. As a result, the revenue and income potential of Royalite’s business is unproven. In addition, because of its limited operating history, Royalite has limited insight into trends that may emerge and affect its business. Royalite may make errors in predicting and reacting to relevant business trends and will be subject to the risks, uncertainties and difficulties frequently encountered by early–stage companies in evolving markets. Royalite may not be able to successfully address any or all of these risks and uncertainties. Failure to adequately do so could cause Royalite’s business, results of operations and financial condition to suffer.

The successful implementation of Royalite’s business plan is subject to risks inherent in the oil and gas business, which if not adequately managed could result in additional losses.

Royalite’s oil and gas operations will be subject to the economic risks typically associated with exploration and development activities, including the necessity of making significant expenditures to locate and acquire properties and to drill exploratory wells. In addition, the availability of drilling rigs and the cost and timing of drilling, completing and, if warranted, operating wells is often uncertain. In conducting exploration and development activities, the presence of unanticipated pressure or irregularities in formations, miscalculations or accidents may cause Royalite’s exploration, development and, if warranted, production activities to be unsuccessful. This could result in a total loss of Royalite’s investment in a particular well. If exploration efforts are unsuccessful in establishing proved reserves and exploration activities cease, the amounts accumulated as unproved costs will be charged against earnings as impairments.

In addition, in the event that Royalite commences production, of which there are no assurances, market conditions or the unavailability of satisfactory oil and gas transportation arrangements may hinder Royalite’s access to oil and gas markets and delay production. The availability of a ready market for Royalite’s prospective oil and gas production depends on a number of factors, including the demand for and supply of oil and gas and the proximity of reserves to pipelines and other facilities. Royalite’s ability to market such production depends in substantial part on the availability and capacity of gathering systems, pipelines and processing facilities, in most cases owned and operated by third parties. A failure to obtain such services on acceptable terms could materially harm Royalite’s business. Royalite may be required to shut in wells for lack of a market or because of inadequacy or unavailability of pipelines or gathering system capacity. If that occurs, Royalite would be unable to realize revenue from those wells until arrangements are made to deliver such production to market.

Royalite’s future performance is dependent upon its ability to identify, acquire and develop oil and gas properties, the failure of which could result in under use of capital and losses.

The future performance of Royalites business will depend upon an ability to identify, acquire and develop oil and gas reserves that are economically recoverable. Success will depend upon the ability to acquire working and revenue interests in properties upon which oil and gas reserves are ultimately discovered in commercial quantities, and the ability to develop prospects that contain proven oil and gas reserves to the point of production. Without successful acquisition and exploration activities, Royalite will not be able to develop oil and gas reserves or generate revenues. There are no assurances oil and gas reserves will be identified or acquired on acceptable terms, or that oil and gas deposits will be discovered in sufficient quantities to enable Royalite to recover its exploration and development costs or sustain its business.

The successful acquisition and development of oil and gas properties requires an assessment of recoverable reserves, future oil and gas prices and operating costs, potential environmental and other liabilities, and other factors. Such assessments are necessarily inexact and their accuracy inherently uncertain. In addition, no assurance can be given that Royalite’s exploration and development activities will result in the discovery of any reserves. Operations may be curtailed, delayed or canceled as a result of lack of adequate capital and other factors, such as lack of availability of rigs and other equipment, title problems, weather, compliance with governmental regulations or price controls, mechanical difficulties, or unusual or unexpected formations, pressures and or work interruptions. In addition, the costs of exploitation and development may materially exceed Royalite’s initial estimates.

The geographic concentration of all of Royalite’s properties in the Utah Hingeline Trend may subject Royalite to an increased risk of loss of revenue or curtailment of production from factors affecting that area.

The geographic concentration of all of Royalite’s leasehold interests in the Utah Hingeline Trend means all of its properties could be affected by the same event should the region experience severe weather; delays or decreases in production; an unavailability of equipment, facilities or services; delays or decreases in the availability of capacity to transport, gather or process production; or changes in the regulatory environment.

The oil and gas exploration and production industry historically is a cyclical industry and market fluctuations in the prices of oil and gas could adversely affect Royalite’s business.

Prices for oil and gas tend to fluctuate significantly in response to factors beyond Royalite’s control. These factors include, but are not limited to:

  weather conditions in the United States and elsewhere;
  economic conditions, including demand for petroleum–based products, in the United States and elsewhere;
  actions by OPEC, the Organization of Petroleum Exporting Countries;
  political instability in the Middle East and other major oil and gas producing regions;
  governmental regulations, both domestic and foreign;
  domestic and foreign tax policy;
  the pace adopted by foreign governments for the exploration, development, and production of their national reserves;
  the price of foreign imports of oil and gas;
  the cost of exploring for, producing and delivering oil and gas; the discovery rate of new oil and gas reserves;
  the rate of decline of existing and new oil and gas reserves;
  available pipeline and other oil and gas transportation capacity;
  the ability of oil and gas companies to raise capital;
  the overall supply and demand for oil and gas; and
  the availability of alternate fuel sources.

Changes in commodity prices may significantly affect Royalite’s capital resources, liquidity and expected operating results. Price changes will directly affect revenues and can indirectly impact expected production by changing the amount of funds available to reinvest in exploration and development activities. Reductions in oil and gas prices not only reduce revenues and profits, but could also reduce the quantities of reserves that are commercially recoverable. Significant declines in prices could result in non–cash charges to earnings due to impairment. Royalite does not currently engage in any hedging program to mitigate its exposure to fluctuations in oil and gas prices. Changes in commodity prices may also significantly affect Royalite’s ability to estimate the value of producing properties for acquisition and divestiture and often cause disruption in the market for oil and gas producing properties, as buyers and sellers have difficulty agreeing on the value of the properties. Price volatility also makes it difficult to budget for and project the return on acquisitions and the development and exploitation of projects. Commodity prices are expected to continue to fluctuate significantly in the future.

Royalite’s ability to produce oil and gas from its properties may be adversely affected by a number of factors outside of its control.

The business of exploring for and producing oil and gas involves a substantial risk of investment loss. Drilling oil and gas wells involves the risk that the wells may be unproductive or that, although productive, the wells may not produce oil or gas in economic quantities. Other hazards, such as unusual or unexpected geological formations, pressures, fires, blowouts, loss of circulation of drilling fluids or other conditions may substantially delay or prevent completion of any well. Adverse weather conditions can also hinder drilling operations. A productive well may become uneconomic if water or other deleterious substances are encountered that impair or prevent the production of oil or gas from the well. In addition, production from any well may be unmarketable if it is impregnated with water or other deleterious substances. There can be no assurance that oil and gas will be produced from the properties in which Royalite has interests. In addition, the marketability of oil and gas that may be acquired or discovered may be influenced by numerous factors beyond Royalite’s control. These factors include the proximity and capacity of oil and gas, gathering systems, pipelines and processing equipment, market fluctuations in oil and gas prices, taxes, royalties, land tenure, allowable production and environmental protection.

The unavailability or high cost of drilling rigs, equipment, supplies, personnel and oil field services could adversely affect Royalite’s ability to execute its exploration and development plans on a timely basis and within Royalite’s budget.

Shortages or the high cost of drilling rigs, equipment, supplies or personnel could delay or adversely affect Royalite’s exploitation and exploration operations, which could have a material adverse effect on its business, financial condition and results of operations. Since Royalite’s operations and properties are concentrated in the Utah Hingeline Trend, Royalite could be materially and adversely affected if drilling rigs are unavailable or cost of rigs, equipment supplies or personnel increase significantly over current costs.

Royalite may be unable to retain its leases and working interests in leases, which would result in significant financial losses.

Royalite’s properties are held under oil and gas leases. If Royalite fails to meet the specific requirements of each lease, such lease may terminate or expire. There are no assurances the obligations required to maintain those leases will be met. The termination or expiration of Royalite’s leases may harm its business. Royalite’s property interests will terminate unless it fulfills certain obligations under the terms of its leases and other agreements related to such properties. If it is unable to satisfy these conditions on a timely basis, it may lose its rights in these properties. The termination of Royalite’s interests in these properties may harm its business. In addition, Royalite will need significant funds to meet capital requirements for the exploration activities that it intends to conduct on its properties.

Title deficiencies could render Royalite’s leases worthless.

The existence of a material title deficiency can render a lease worthless and can result in a large expense to Royalite’s business. It is Royalite’s practice in acquiring oil and gas leases or undivided interests in oil and gas leases to forgo the expense of retaining lawyers to examine the title to the oil or gas interest to be placed under lease or already placed under lease. Instead, Royalite relies upon the judgment of oil and gas landmen who perform the field work in examining records in the appropriate governmental office before attempting to place under lease a specific oil or gas interest. This is customary practice in the oil and gas industry. However, Royalite does not anticipate that it, or the person or company acting as operator of the wells located on the properties that it currently lease or may lease in the future, will obtain counsel to examine title to the lease until the well is about to be drilled. As a result, Royalite may be unaware of deficiencies in the marketability of the title to the lease. Such deficiencies could render the lease worthless.

If Royalite fails to maintain adequate insurance, its business could be materially and adversely affected.

Royaite’s operations are subject to risks inherent in the oil and gas industry, such as blowouts, cratering, explosions, uncontrollable flows of oil, gas or well fluids, fires, pollution, earthquakes and other environmental risks. These risks could result in substantial losses due to injury and loss of life, severe damage to and destruction of property and equipment, pollution and other environmental damage, and suspension of operations. Royalite could be liable for environmental damages caused by previous property owners. As a result, substantial liabilities to third parties or governmental entities may be incurred, the payment of which could have a material adverse effect on Royalite’s financial condition and results of operations. Any prospective drilling contractor or operator which Royalite hires will be required to maintain insurance of various types to cover its operations with policy limits and retention liability customary in the industry. Therefore, Royalite does not plan to acquire its own insurance coverage for such prospects. The occurrence of a significant adverse event on such prospects that is not fully covered by insurance could result in the loss of all or part of Royalite’s investment in a particular prospect which could have a material adverse effect on its financial condition and results of operations.

Complying with environmental and other government regulations could be costly and could negatively impact an prospective production.

Royalite’s business is governed by numerous laws and regulations at various levels of government. These laws and regulations govern the operation and maintenance of Royalite’s facilities, the discharge of materials into the environment and other environmental protection issues. Such laws and regulations may, among other potential consequences, require that Royalite acquire permits before commencing drilling and restrict the substances that can be released into the environment with drilling and production activities. Under these laws and regulations, Royalite could be liable for personal injury, clean–up costs and other environmental and property damages, as well as administrative, civil and criminal penalties. Prior to commencement of drilling operations, Royalite may secure limited insurance coverage for sudden and accidental environmental damages as well as environmental damage that occurs over time. However, Royalite does not believe that insurance coverage for the full potential liability of environmental damages is available at a reasonable cost. Accordingly, Royalite could be liable, or could be required to cease production on properties, if environmental damage occurs.

The costs of complying with environmental laws and regulations in the future may harm Royalite’s business. Furthermore, future changes in environmental laws and regulations could occur, resulting in stricter standards and enforcement, larger fines and liability, and increased capital expenditures and operating costs, any of which could have a material adverse effect on Royalite’s financial condition or results of operations.

The oil and gas industry is highly competitive, and Royalite may not have sufficient resources to compete effectively.

The oil and gas industry is highly competitive. Royalite competes with oil and natural gas companies and other individual producers and operators, many of which have longer operating histories and substantially greater financial and other resources than it does, as well as companies in other industries supplying energy, fuel and other needs to consumers. Royalite’s larger competitors, by reason of their size and relative financial strength, can more easily access capital markets than it can and may enjoy a competitive advantage in the recruitment of qualified personnel. They may be able to absorb the burden of any changes in laws and regulation in the jurisdictions in which Royalite does business and handle longer periods of reduced prices for oil and gas more easily than it can. Royalite’s competitors may be able to pay more for oil and gas leases and properties and may be able to define, evaluate, bid for and purchase a greater number of leases and properties than Royalite can. Further, these companies may enjoy technological advantages and may be able to implement new technologies more rapidly than Royalite can. Royalite’s ability to acquire additional properties in the future will depend upon its ability to conduct efficient operations, evaluate and select suitable properties, implement advanced technologies and consummate transactions in a highly competitive environment.

Risks related to the use of the Moore Radiometer

The Moore Radiometer technology is a new technology and has not yet been definitively proven to be effective. Although use of the Moore Radiometer has allowed Royalite to conduct geophysical surveys at a greatly decreased cost than would be possible using traditional measuring techniques, there are no assurances that the Moore Radiometer will be as effective in locating and measuring subsurface hydrocarbon deposits as traditional measuring techniques.

The Company is aware of at least one instance where geological experts have disputed the claims made by the inventor of the Moore Radiometer. In a hearing before the U.S. Department of the Interior’s Interior Board of Land Appeals, in March, 2006, relating to the validity of certain placer mineral claims, a geologist from the Bureau of Land Management (the “BLM”) discredited the Moore Radiometer. (Interior Board of Land Appeals Decision, 168 IBLA 115, March 16, 2006.) K. Ian Matheson, one of the directors of Royalite, was a party to the proceedings.

Royalite has informed the Company that it believes the conclusions of the BLM expert were faulty as the equipment used by the Moore Radiometer differs from the equipment upon which the BLM expert’s opinion was based. In an effort to confirm the efficacy of the Moore Radiometer, Royalite asked the inventor to map the underground geology of a specific area. Royalite had, in its possession, the results of previous mapping efforts done on the area by more traditional surveying techniques, which results were kept from the inventor. Royalite has informed the Company that the results produced by the Moore Radiometer matched, to approximately 90% accuracy, the information of the underground geology already possessed by Royalite.

In addition to the tests performed by Royalite, one of the Company’s directors, Dr. William Charles Tao, has examined the scientific principles on which the Moore Radiometer is based. Dr. Tao is a graduate of Standford University, where he received a Ph.D. in Chemical Engineering in June, 1986 and a Ph.D. in Chemical Physics a year later. Dr. Tao has concluded, through an examination of the Moore Radiometer calibration from measurements of electromagnetic radiation transmissions in the region of existing wells, that the scientific principles underlying the Moore Radiometer are sound. Based on the representations of Royalite and the investigations performed by Dr. Tao, the Company believes that there is sufficient evidence to support Royalite’s use of the Moore Radiometer in conducting its oil and gas exploration activities.

Despite the due diligence investigations of Royalite and the Company, there are no assurances that any oil and gas products will be found on Royalite’s properties.

Directors and Officers of Mergeco

The Merger Agreement provides that, immediately following the completion of the Merger, the Board of Directors and executive officers of Mergeco will be as follows:

Name	Position
Michael L. Cass	Director, President and Chief Executive Officer
Dr. William Charles Tao	Director
K. Ian Matheson	Director
Logan B. Anderson	Director, Vice President of Finance and Chief Financial Officer
Derek R. Van Laare	Director and Secretary

Mr. Anderson and Dr. Tao are currently officers and directors of the Company.

Logan Anderson is Worldbid Sub’s Chief Executive Officer, President, Secretary, Chief Financial Officer and Treasurer and is a member of the Worldbid Sub’s Board of Directors. Mr. Anderson is a graduate of Otago University, New Zealand, with a Bachelor's Degree of Commerce in Accounting and Economics (1977). He is an Associated Chartered Accountant (New Zealand) and was employed by Coopers & Lybrand in New Zealand (1977-1980) and Canada (1980-1982). From 1982 to 1992, Mr. Anderson was comptroller of Cohart Management Group, Inc., a management service company which was responsible for the management of a number of private and public companies. Mr. Anderson has been principal and president of Amteck Financial Services Company, a financial consulting service company since 1993. Mr. Anderson has been an officer and director of a number of private and public companies in the past 12 years, including PLC Systems, Inc. and 3D-Systems Inc. Mr. Anderson is currently a director of XLR Medical Corp., an OTC Bulletin Board company. Mr. Anderson is also presently a director and officer of a number of private companies.

Michael L. Cass was appointed to Royalite’s Board of Directors and as its President and Chief Executive Officer on February 8, 2006. From 1997 to 2005, Mr. Cass was an independent oil and gas investor in Texas where he bought, sold and developed oil and gas properties. From 1990 to 1997, Mr. Cass was president and chairman of MLC Petroleum Corporation, formerly a Toronto Stock Exchange company. Mr. Cass has over 29 years business experience with emphasis in all aspects of the oil and gas industry.

K. Ian Matheson has been a member of Royalite’s Board of Directors and its Secretary, Treasurer and Chief Financial Officer since inception. Mr. Matheson has also served as Royalite’s, President, but resigned from that position on February 8, 2006. Mr. Matheson has also been a member of the board of directors of Searchlight Mineral Corp., an OTC Bulletin Board company, since February 10, 2005. Mr. Matheson has been a director and president of the following Nevada private companies that have been involved in the research and development of precious metals in the southern Nevada area: Pilot Plant Inc. (since May 1, 2003); Pass Minerals Inc. (since August 15, 1995) and Kiminco Inc. (since June 26, 1995). Mr. Matheson earned a Bachelor of Commerce degree from the University of British Columbia in 1963. In 1964 and 1965 he attended McGill University in Montreal, Quebec where he earned a degree as a Chartered Accountant at the Quebec Institute of Chartered Accountants. He was admitted into the British Columbia Institute of Chartered Accountants in 1965. From 1965 to 1967 he worked as a Chartered Accountant with Coopers and Lybrands in Vancouver, BC. He is presently a member of the British Columbia Institute of Chartered Accountants and the Canadian Institute of Chartered Accountants.

Derek R. Van Laare was appointed to Royalite’s Board of Directors on February 8, 2006. From May 2003 to September 30, 2004, Mr. Van Laare served as the secretary of TSI Medical Corp. a Nevada corporation. Mr. Van Laare is a former securities broker and has over 25 years of experience in financing public companies. Mr. Van Laare has served as a director and officer of several public companies, including PLC Systems, Inc., 3-D Systems Inc. and ID Biomedical Corporation.

Dr. William Charles Tao was appointed to the Company’s Board of Directors on July 10, 2006. Dr. Tao obtained his Ph.D. in Chemical Engineering and Chemical Physics from the Stanford University. Since 1979, Dr. Tao has acted in such capacities as consultant, managing director, officer, and other management roles in many different fields, including natural resources, capital financing, international trade, and chemical engineering. Dr. Tao has published more than 30 publications in his area of expertise to date.

Merger Consideration and Conversion Procedure

Subject to the proper exercise of dissenters rights under the provisions of the NRS (see “Dissent Rights” beginning on page 26 of this Proxy Statement) no consideration will be paid to the existing stockholders of either the Company or Royalite for the Merger.

Upon the completion of the Merger, each share of Royalite common stock issued and outstanding immediately prior to the effectiveness of the Merger will automatically convert into one (1) share of Mergeco common stock unless the holder of such Royalite common stock exercises his or her rights to dissent to the Merger. The shares of the Company’s common stock that will be issued upon completion of the Merger will be issued pursuant to exemptions to the registration requirements of the Securities Act, and will be “restricted securities” as defined in Rule 144 under the Securities Act. Royalite does not have any outstanding options, warrants, subscriptions, conversion rights or other rights to acquire Royalite common stock.

Once the Merger has been completed, each Royalite stockholder will be entitled to exchange his or her Royalite share certificates for Mergeco share certificates representing an equivalent number of Mergeco shares. The Royalite share certificates may be exchanged by delivering the share certificate to Mergeco, duly endorsed in blank (or accompanied by a duly executed stock power, duly endorsed in blank), in proper form for transfer, with the signatures thereto properly guaranteed, together with proper instructions to allow the Mergeco transfer agent to issue Mergeco share certificates to the Royalite stockholder either:

1.

If the Royalite stockholder is resident outside of the United States, a duly completed and duly executed Certificate of Non-U.S. Shareholder in the form attached as Disclosure Schedule 2.2A to the Merger Agreement; or

2.

If the Royalite stockholder is resident in the United States, a duly completed and duly executed Certificate of U.S. Shareholder in the form attached as Disclosure Schedule 2.2B to the Merger Agreement.

Until such time as a Royalite share certificate has been duly surrendered by the respective Royalite stockholder, that Royalite share certificate will, after the Merger has been completed, represent only the right to receive Mergeco share certificates representing an equivalent number of Mergco shares.

If the Reorganization is approved by the Company’s stockholders, no further action will be required by the Company’s stockholders to effect the Merger. The Company’s existing stockholders will not be entitled to receive any additional shares of Mergeco common stock or any other consideration unless such stockholders properly exercise the dissenter’s rights provided by the NRS. See “Dissent Rights” beginning on page 26 of this Proxy Statement.

Conditions to Completion of the Merger

The Company’s obligation to complete the Merger is subject to the satisfaction of a number of conditions precedent. The following is a summary of the most important conditions precedent to the Company’s obligation to complete the Merger:

(a)	The Company must have completed the Spin-off of Worlbid Sub to its stockholders;

(b)	The Company’s stockholders must have approved and adopted the Merger Agreement and the Merger as required under the NRS;

(c)

Dissenter’s rights can not have been exercised with respect to more than 5% of the total number of shares of Royalite common stock issued and outstanding prior to the completion of the Merger, and the Company and Royalite must have resolved all matters of appraisal and payment under Nevada law for each dissenting Royalite stockholder to the satisfaction of the Company;

(d)	The Company must be reasonably satisfied with the results of its due diligence investigations regarding the affairs of Royalite; and

(e)	The Company must receive evidence satisfactory to it that the Merger and the shares of the Mergeco issuable in connection with the Merger will comply with all applicable securities laws.

However, if any of the above conditions are not satisfied, including the completion of the Spin-off, but the Company’s stockholders have approved the Merger, the Company may, at the discretion of its Board of Directors, decide to waive such conditions and to proceed with the Merger.

Royalite’s obligation to complete the Merger is also subject to the satisfaction of a number of conditions precedent, the most important of which is that Royalite’s stockholders must have approved and adopted the Merger Agreement and the Merger as required under the NRS.

It is not a provision of the Merger Agreement that the Merger will not be completed if a significant portion of the Company’s stockholders exercise their dissenters rights in respect of the Reorganization. However, if the Company receives notice holders of more than 5% of the issued and outstanding shares of the Company’s common stock intend to exercise their dissenters’ rights the Company may, at the discretion of its Board of Directors, and with the Agreement of Royalite, decide not to proceed with the Reorganization.

Termination Provisions

The Merger Agreement may be terminated prior to the completion of the Merger as follows:

(1)	By the mutual agreement of the Company and Royalite;

(2)

By the Company if Royalite breaches any of its material representations, warranties, covenants or agreements as set out in the Merger Agreement if such breach is not cured by Royalite to the reasonable satisfaction of the Company within 10 business days after notice is given of such breach (provided that no cure period will be provided for a breach that, by its nature, is incurable);

(3)

By Royalite if the Company breaches any of its material representations, warranties, covenants or agreements as set out in the Merger Agreement if such breach is not cured by the Company to the reasonable satisfaction of Royalite within 10 business days after notice is given of such breach (provided that no cure period will be provided for a breach that, by its nature, is incurable); or

(4)

By either of the Company or Royalite if the Merger is not completed prior to January 31, 2007 (the “Merger Deadline Date”), unless the Company and Royalite mutually agree to extend the Merger Deadline date.

If the Merger Agreement is terminated in accordance with the above, no termination fees are payable and the Merger Agreement will be of no further force or effect.

Accounting Treatment of the Merger

The Company expects that, under US generally accepted accounting principles, the Merger will be treated as a reverse merger and a recapitalization of the Company for accounting purposes. As such, upon completion of the Merger, Royalite will be treated as the acquiring entity for financial reporting purposes. The year end of Royalite is April 30, which is also the year end of the Company and the expected year end of Mergeco. As such there is not expected to be a change in Mergeco’s fiscal year end upon completion of the Merger.

Federal Income Tax Consequences of the Merger

The Company has not consulted with external advisors on the potential tax consequences of the Merger, nor has the Company applied to the Internal Revenue Service for a ruling on the potential tax consequences of the Merger. Furthermore, the following summary is only a general discussion of the Company’s expectations regarding the material US federal income tax consequences of the Merger. It does not address all aspects of federal income taxation that may be important to you in light of your particular circumstances or if you are subject to special taxation rules, including (but not limited to) a person who is not a citizen or resident of the United States, a financial institution or insurance company, a tax-exempt organization, a broker or dealer in securities, a stockholder who owns his or her shares as part of a hedge, appreciated financial position, straddle, or conversion transaction, or a stockholder who acquired his or her shares by exercising options or otherwise as compensation. The discussion provided below is also based upon the Company’s understanding and knowledge of the applicable US federal tax laws, regulations, administrative interpretations and court decisions in effect as of the date of this Proxy Statement. These laws may change, possibly with retroactive effect. The following discussion also does not address any non-income tax or foreign, state, or local tax consequences. As such, the following discussion is not a complete analysis or description of all potential federal income tax consequences of the Merger and there are no assurances that the actual US federal tax consequences of the Merger will be as set out below. You are strongly urged to consult with your own tax advisors with respect to the potential tax consequences to you of the Merger.

The Company expects that its stockholders will not recognize any taxable gains or losses under U.S. federal income tax laws on the completion of the Merger. However, if a stockholder exercises his or her right to dissent from the Reorganization, the Company expects that such dissenting stockholder will recognize a taxable gain or loss equal to the difference between the amount paid to the dissenting stockholder (less amounts paid on account of interest) and the dissenting stockholder’s tax basis in the Company’s common stock. This gain or loss will likely be a capital gain or loss.

THE SPIN-OFF OF WORLDBID INTERNATIONAL INC.

The Company’s Board of Directors have approved the Spin-off in order to allow the Company to take advantage of the business opportunities presented by the Royalite business while allowing the Company’s stockholders to continue to participate in the future opportunities presented by Worldbid’s online business-to-business and government-to-business facilitation service.

If the Reorganization is approved by stockholders holding at least a majority of the outstanding shares of the Company’s common stock, the Spin-off will be effected by way of a distribution of Worldbid Sub’s common stock, pro rata on a one-for-one basis in accordance with the stockholder’s respective holdings of the Company’s common stock. The Spin-off will not involve the payment of any consideration by the recipients of the spun-off shares of Worldbid Sub common stock.

Immediately following the completion of the Spin-off, the Company’s stockholders will own all of the outstanding shares of Wordlbid Sub in the same proportion as their ownership interest in the shares of the Company’s common stock. Royalite stockholders will not be entitled to receive any shares of Worldbid Sub distributed in connection with the Spin-off.

About Worldbid International Inc.

The principal executive offices of Worldbid Sub are located at #2-2251 Belmont Avenue, Victoria, British Columbia, Canada, telephone: 250-475-2248

Worldbid Sub was originally incorporated as a British Columbia, Canada, corporation on November 5, 1999 under the name “Worldbid Canada Corporation.” On October 30, 2006, Worldbid Sub completed a 1-for-6,004,408 forward split of its common shares. As a result of the stock split, the number of common shares of the Company outstanding was increased from 1 share to 6,004,480 shares. The maximum authorized capital of Worldbid Sub was not changed.

On November 8, 2006, Worldbid Sub’s jurisdiction of incorporation was changed from the Province of British Columbia, Canada, to the State of Nevada through a process known as a “domestication”. As a result of the domestication of Worldbid Sub to the State of Nevada, Worldbid Sub is now a Nevada corporation and is subject to the corporate laws of that state. The domestication did not materially affect how Worldbid Sub conducts its business. All of the property, rights, privileges, powers, duties, debts, obligations and liabilities of Worldbid Sub as a British Columbia corporation automatically vested in Worldbid Sub as a Nevada corporation. Currently, the Company is the sole shareholder of Worldbid Sub.

Worldbid Sub operates an international business-to-business and government-to-business facilitation service, combining proprietary software and the power of the Internet to bring buyers and sellers together from around the world for interactive trade (the “Worldbid Business”). Worldbid Sub’s website, Worldbid.com, is an online network of international trade marketplaces. Worldbid.com posts trade leads, requests for proposals and tender opportunities from companies and government organizations worldwide. In addition to owning the Worldbid.com website, Worldbid Sub has also created an international network of sub-sites in order to attract international business who may prefer to conduct their transactions in a local language or market. Worldbid Sub has created two types of sub-sites: (i) regional sub-sites that focus on specific geographic regions (such as the “WorldbidUK.com” website); and (ii) industry sub-sites focused on specific industries. To date, Worldbid Sub has created approximately 100 sub-sites, consisting of roughly 60 regional sub-sites and 40 industry specific sub-sites.

If the Reorganization is approved and the Spin-off is completed, Worldbid Sub will continue to operate the Worldbid Business.

The Company’s Business Plan Following The Spin-Off

Currently, the Company’s sole business is the Worldbid Business. If the Spin-off is completed, the Company will have no further interest in the Worldbid Business.

If the Reorganization is approved by the Company’s stockholders, once the Spin-off is completed, the Company intends to complete the Merger, and will, from then on, be engaged in the solely in the oil and gas exploration business currently being carried on by Royalite. See “About Royalite Petroleum Corp.” beginning on page 13 of this Proxy Statement.

Management And Board Of Directors Of Worldbid International Inc.

The current Board of Directors and executive officers of Worldbid Sub are as follows, and are expected to remain as members of the Board of Directors and executive officers of Worldbid Sub upon completion of the Spin-off:

Name	Age	Position

Logan Anderson	52	Chief Executive Officer, President and Director

Paul Wagorn	37	Chief Operating Officer, Secretary, Chief Financial Officer, Treasurer and Director

A description of the background and qualifications of Mr. Anderson is provided under the heading “Directors And Officers Of Mergeco” beginning on page 20 of this Proxy Statement.

Paul Wagorn is Worldbid Sub’s Chief Operating Officer, Chief Financial Officer, Treasurer and Secretary and is a member of Worldbid Sub’s Board of Directors. Mr. Wagorn has been working in the computer field for the past 12 years, in which he has served in both the public and private sectors as a software and database engineer, project manager, and support specialist. From 1987 to 1989, Mr. Wagorn worked for Consumer and Corporate Affairs Canada, leading a team to computerize the data retrieval system for Canadian Patents and develop a quality assurance system for Canadian Patent Examiners. Mr. Wagorn subsequently worked on various small and large database-systems projects integrating new technology with existing data.

Distribution Of Worldbid Sub Shares

If the Reorganization is approved by the Company’s stockholders, the Company intends to distribute all 6,004,408 shares of Worldbid Sub’s common stock outstanding to the Company’s stockholders on a pro-rata basis, with one share of Worldbid common stock to be distributed for each share of the Company’s common stock held as of the record date for the Spin-off. Royalite stockholders will not receive shares of Worldbid Sub distributed as part of the Spin-off.

The Company has received subscriptions for two private placement offerings authorized in June and August of 2006 (the “June Offering” and the “August Offering” respectively). Although subscriptions have been received for both the June Offering and the August Offering, the Company will not accept these subscriptions until after the Merger and the Spin-off are completed. As such, subscribers for these offerings will not be entitled to receive shares of Worldbid Sub distributed in connection with the Spin-off.

Provided that the Company’s stockholders approve the Reorganization, shortly after the special meeting, Worldbid Sub will file a Form 10-SB registration statement with the SEC to register the shares of Worldbid Sub’s common stock under Section 12(g) of the Exchange Act. Registration of Worldbid Sub’s common stock under Section 12(g) of the Exchange Act will subject Worldbid Sub to the reporting requirements of the Exchange Act. Once the Form 10-SB filed by Worldbid Sub has become effective and all comments from the SEC have been cleared, the Company will complete the Spin-off and the associated distribution of the shares of Worldbid Sub’s common stock. You will not receive any shares of Worldbid Sub until such time as the Form 10-SB registration statement filed by Worldbid Sub has become effective and all comments from the SEC have been cleared. For more information regarding the Spin-off and Worldbid Sub, please read the Form 10-SB to be filed by Worldbid Sub.

The Federal Income Tax Consequences Of The Spin-Off.

The Company has not consulted with external advisors on the potential tax consequences of the Spin-off, nor has the Company applied to the Internal Revenue Service for a ruling on the potential tax consequences of the Spin-off. Furthermore, the following summary is only a general discussion of the Company’s expectations regarding the material US federal income tax consequences of the Spin-off. It does not address all aspects of federal income taxation that may be important to you in light of your particular circumstances or if you are subject to special taxation rules, including (but not limited to) a person who is not a citizen or resident of the United States, a financial institution or insurance company, a tax-exempt organization, a broker or dealer in securities, a stockholder who owns his or her shares as part of a hedge, appreciated financial position, straddle, or conversion transaction, or a stockholder who acquired his or her shares by exercising options or otherwise as compensation. The discussion provided below is also based upon the Company’s understanding and knowledge of the applicable US federal tax laws, regulations, administrative interpretations and court decisions in effect as of the date of this Proxy Statement. These laws may change, possibly with retroactive effect. The following discussion also does not address any non-income tax or foreign, state, or local tax consequences. As such, the following discussion is not a complete analysis or description of all potential federal income tax consequences of the Spin-off and there are no assurances that the actual US federal tax consequences of the Spin-off will be as set out below. You are strongly urged to consult with your own tax advisors with respect to the potential tax consequences to you of the Spin-off.

The Company expects that the distribution of shares of Worldbid Sub to its stockholders will be treated as a taxable dividend in the hands of its stockholders for US federal income tax purposes. The amount of the taxable dividend is expected to be equal to the fair market value of the shares of Worldbid Sub common stock as of the Spin-off date. The Company also expects that you will acquire an initial tax basis in your shares of Worldbid Sub common stock equal to the fair market value of those shares as of the Spin-off date.

DISSENT RIGHTS

Pursuant to Sections 92A.300 to 92A.500 of the NRS, if the Reorganization is approved and the Merger is effected, each stockholder of the Company will have the right to dissent from the Merger and to obtain payment for the “fair value” of his or her shares, provided that he or she properly complies with the prerequisites to exercising those rights. See “Calculation of, and Disputes Regarding, Fair Value” beginning on page 28 of this Proxy Statement. You are not entitled to dissenter’s rights in respect of the Spin-off. If the Company receives notice that holders of more than 5% of the issued and outstanding shares of the Company’s common stock intend to exercise their dissenters’ rights, the Company may, at the discretion of its Board of Directors, and with the agreement of Royalite, decide not to proceed with the Merger. If the Company decides not to proceed with the Merger, you will not be entitled to payment for your shares of the Company’s common stock, even if you have properly notified the Company of your intent to exercise those rights. Any amounts paid to the Company’s stockholders in connection with the proper exercise of dissenters’ rights will be paid by the Company out of its own funds.

The following discussion summarizes the material provisions of Sections 92A.300 to 92A.500 of the NRS applicable to the exercise of dissenter’s rights in connection with the Merger. Reference should be made to the complete text of Sections 92A.300 to 92A.500 of the NRS, a copy of which is attached as Annex B to this Proxy Statement. You should carefully review the complete provisions of Sections 92A.300 to 92A.500. A failure to strictly comply with any of the prerequisites to the exercise of your dissenter’s rights may result in the termination or waiver of those rights. Persons who have a beneficial ownership interest in shares of the Company that are held of record in the name of another person (for example, persons who hold shares in “street name” through a broker or bank) should act promptly to cause the record holder to properly follow the prerequisites for exercising and perfecting his or her dissenter’s rights as a failure by the stockholder of record to follow such requirements may have the effect of terminating or waiving the beneficial owner’s dissenter’s rights.

Prerequisites to the Proper Exercise of Dissenters’ Rights

In order to properly exercise your dissenter’s rights and ensure your right to receive payment for the “fair value” of your shares, you must comply with the following:

(1)	Before the vote is taken to approve the Reorganization, you must deliver written notice to the Company that you intend to demand payment of “fair value” for your shares if the Merger is effected;

(2)	You must not vote your shares in favor of the Reorganization; and

(3)

You must exercise your dissenter’s rights in respect of all of the shares of the Company’s common stock registered in your name unless you hold a portion of those shares for the benefit of another person. See “Prerequisites to Exercise of Dissenter’s Rights For Shares Held For The Benefit Of Others” beginning on page 27 of this Proxy Statement.

If you fail to satisfy any of the above conditions, you will not be entitled to receive payment for your shares of the Company’s common stock.

Prerequisites to Exercise of Dissenter’s Rights For Shares Held For The Benefit Of Others

In general, if you intend to exercise your dissenter’s rights, you must exercise those rights with respect to all of the shares of the Company’s common stock registered in your name. However, if you own shares of the Company’s common stock for the benefit of another person, you may exercise partial dissenter’s rights if:

(1)	You notify us, in writing, of the name and address of each person on whose behalf you will be asserting dissenter’s rights (a “Dissenting Beneficial Owner”);

(2)	You exercise dissenter’s rights with respect to all of the shares of the Company’s common stock beneficially owned by the Dissenting Beneficial Owner;

(3)	You comply with conditions (1) and (2) under the heading “Prerequisites to the Proper Exercise of Dissenters’ Rights” beginning on page 27 of this Proxy Statement; and

(4)	The Dissenting Beneficial Owner:

(a)

No later than the time at which the Dissenting Beneficial Owner asserts his or her dissenter’s rights, provides the Company with written notice of the consent of the stockholder of record to the exercise of dissenter’s rights with respect to the shares of the Company’s common stock beneficially owned on behalf of the Dissenting Beneficial Owner, and

(b) Asserts his or her dissenter’s rights in respect of all shares of the Company’s common stock to which he or she is the beneficial owner.

Dissent Procedures Upon Completion Of The Merger

Within 10 days after the Merger has been completed, the Company will send a written notice to all stockholders who have correctly followed the prerequisite procedures to exercising dissenter’s rights (the “Dissenters Notice”). This Dissenters Notice will include the following:

  Instructions on where you must send your demand for payment and where and when share certificates representing the shares to which you are making such demand must be deposited.

  A form for making a demand for payment (the “Payment Demand”). The form of Payment Demand will include the date of the first announcement of the terms of the Merger to the news media or the Company’s stockholders and will, among other things, require you to certify whether or not you acquired beneficial ownership of the Company’s shares before that date.

  Instructions as to the date by which the Company must received the completed Payment Demand, which date will not be less than 30 days or more than 60 days after the date the Dissenters Notice is sent to you.

  A copy of Sections 92A.300 to 92A.500 of the NRS.

Once you have received the Dissenters Notice, you will be required to complete and return the Payment Demand and deposit your share certificates within the periods set forth in the Dissenters Notice. If you fail to follow the instructions in the Dissenters Notice, you will not be entitled to receive payment for your shares of the Company’s common stock.

If you properly follow the instructions in the Dissenters Notice, within 30 days after the Company has received your Payment Demand, the Company will pay to you the amount “fair value” of your shares, plus interest accrued from the effective date the Merger was completed to the payment date. The payment will be accompanied by a copy of the Company’s audited financial statements for the preceding fiscal year end, a copy of the Company’s latest available interim financial statements, an explanation of how the Company estimated the “fair value” of the shares, an explanation of how the interest was calculated, a statement informing you of the procedures that must be followed if you disagree with the Company’s calculation of “fair value” and a copy of Sections 92A.300 to 92A.500 of the NRS.

Calculation of, and Disputes Regarding, Fair Value and Interest

Under Section 92A “fair value” means the value of the Company’s shares of common stock immediately before the Merger is effected, not including any discounts or increases arising as a result of the anticipation of the Merger, unless the exclusion of such discount or increase would be inequitable.

If you disagree with the Company’s estimate of the “fair value” of your shares or the calculation of the interest accrued, you must provide us with written notice of your disagreement (the “Disagreement Notice”) within 30 days after receiving the Company’s payment. The Disagreement Notice must include your own estimates of the fair value of your shares and the amount of interest due, and must include an affirmative demand for the payment of fair value plus interest based on your own estimates, less any amounts already paid to you by the Company in respect of those amounts.

If, after receiving the Disagreement Notice, the Company disagrees with the demand for payment contained therein, it may, within 60 days after receiving the Disagreement Notice, petition the court to determine the fair value of the shares in question and the accrued interest payable. If the Company does not commence such a proceeding within 60 days, it will be required to pay the amount set out in the Disagreement Notice.

THE COMPANY’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE REORGANIZATION OF WORLDBID CORPORATION.

WHERE YOU CAN FIND MORE INFORMATION

The Company is subject to the Exchange Act and is required to file reports, proxy statements, and other information with the SEC regarding the business, financial condition, and other matters of the Company pursuant to and in accordance with the Exchange Act. You may read and copy the reports, proxy statements, and other information filed by the Company at the public reference facilities maintained by the SEC at 100 F Street, NE, Room 1580, Washington, DC 20549. Please call the Securities and Exchange Commission at 1-800-SEC-0330 for additional information about the public reference facilities. The reports, proxy statements, and other information filed with the Securities and Exchange Commission are also available to the public over the internet at http://www.sec.gov, the internet website of the Securities and Exchange Commission. All inquiries regarding the Company should be addressed to the principal executive offices of the Company at #212-810 Peace Portal Drive, Blaine, WA 98230.

In addition, you are also urged to read the Form 10-SB registering the spin-off of the common stock of Worldbid Sub under the Exchange Act that will be filed by Worldbid Sub with the SEC prior to the completion of the Spin-off if the Spin-off is approved by the Company’s stockholders.

OTHER INFORMATION

In the event that there are any questions about the giving of written consent with respect to the corporate actions proposed herein, or further assistance or information is required, please contact Logan Anderson, President, Worldbid Corporation, 810 Peace Portal Drive, Suite 201, Blaine, WA 98230, Tel: (360) 201-0400.

BY ORDER OF THE BOARD OF DIRECTORS

Date: November 14, 2006	/s/ Logan Anderson

Logan Anderson,
Chief Executive Officer, President, Chief
Financial Officer, Treasurer and Secretary
Worldbid Corporation

ANNEX A

AGREEMENT AND PLAN OF MERGER
BY AND AMONG WORLDBID CORPORATION
AND ROYALITE PETROLEUM CORP.

August 23, 2006

AGREEMENT AND PLAN OF MERGER

          THIS AGREEMENT AND PLAN OF MERGER (the “Agreement”) is entered into on the 23rd day of August, 2006 by WORLDBID CORPORATION, a Nevada corporation (“Worldbid”) and ROYALITE PETROLEUM CORP., a Nevada corporation (“Royalite”).

PRELIMINARY STATEMENTS

          The Boards of Directors of Worldbid and Royalite deem it desirable and in the best interests of their respective shareholders that Royalite be merged with and into Worldbid (the “Merger”) on the terms and conditions of this Agreement.

          The Boards of Directors of Worldbid and Royalite, by resolutions duly adopted, have approved and adopted this Agreement.

          In consideration of the mutual benefits to be derived from the Merger and the respective representations, warranties, covenants and agreements contained in this Agreement, the parties agree as follows:

STATEMENT OF TERMS

SECTION 1
THE MERGER

          1.1      The Merger. At the Effective Time (as defined in Section 1.3 below), Royalite will be merged with and into Worldbid in accordance with this Agreement, the Articles of Merger substantially in the form of Exhibit A attached to this Agreement (the “Articles of Merger”), and the applicable provisions of Chapter 92A of the Nevada Revised Statutes (the “Nevada Law”). Following the Merger, Worldbid will continue as the surviving corporation (“Surviving Corporation”) and the separate existence of Royalite will cease, except insofar as it may be continued by the Nevada Law.

          1.2      Closing. As soon as practicable following the satisfaction or waiver of the conditions set forth in Section 5 of this Agreement, and provided that this Agreement has not been terminated pursuant to Section 7, the parties to this Agreement will hold a closing (the “Closing”) for the purpose of confirming the consummation of the Merger at a time and date mutually agreed upon by the parties. Unless otherwise agreed by the parties, the Closing will be held at the offices of Royalite Petroleum Corp., 2215 Lucerne Circle, Henderson, NV 89014. The date on which the Closing actually occurs is referred to as the “Closing Date.” At the Closing, the parties will execute and exchange all documents, certificates and instruments contemplated by this Agreement. The parties agree to use commercially reasonable efforts and all due diligence to cause the Closing to be consummated on or before January 31, 2007 unless such date is extended by the mutual agreement of the parties.

          1.3      Effective Time of the Merger. The Merger will be effective at the time (the “Effective Time”) of the filing of the Articles of Merger with the Secretary of State of the State of Nevada, which certificate is to be filed as soon as practicable on or after the Closing Date.

          1.4      Effect of the Merger. The Merger will have the effects set forth in Section 92A.250 of the Nevada Law. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time all the property, rights, privileges, powers and franchises of Worldbid and Royalite will vest in the Surviving Corporation without further act or deed, and all debts, liabilities and duties of Worldbid and Royalite will become the debts, liabilities and duties of the Surviving Corporation.

          1.5      Articles of Incorporation; Bylaws.

                    (a)      The Articles of Incorporation of Worldbid as in effect immediately prior to the Effective Time will continue unchanged, except to the extent amended by the Articles of Merger, and will be the Articles of Incorporation of the Surviving Corporation until thereafter amended in accordance with the

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terms thereof and in accordance with applicable law. The Articles of Merger will effect a name change of the Surviving Corporation to Royalite Petroleum Company Inc.

                    (b)      At the Effective Time, the bylaws of Worldbid, as in effect immediately prior to the Effective Time, will be the bylaws of the Surviving Corporation until thereafter amended in accordance with the terms thereof and in accordance with applicable law.

          1.6      Directors and Officers. The directors and officers of the Surviving Corporation after the Effective Time will be the following persons:

Name	Position
Michael L. Cass	Director, President and Chief Executive Officer
William Charles Tao	Director
K. Ian Matheson	Director
Logan B. Anderson	Director, Vice President of Finance and Chief Financial Officer
Derek R. Van Laare	Director and Secretary

          1.7      Taking of Necessary Action. If after the Effective Time any further action is necessary to carry out the purposes of this Agreement or to vest Surviving Corporation with full title to all assets, rights, approvals, immunities and franchises of either Worldbid or Royalite, and the officers and directors of Worldbid and Royalite and Surviving Corporation will take all such necessary action.

SECTION 2
PAYMENT OF MERGER CONSIDERATION

          2.1      Merger Consideration.

                    (a)      Conversion of Royalite Common Stock. Each share of Royalite common stock, par value $0.001 per share (“Royalite Common Stock”) issued and outstanding immediately prior to the Effective Time (other than Dissenting Shares, as defined in Section 2.3) will, by virtue of the Merger and without any action on the part of the holder thereof, be converted into one (1) share of Worldbid Common Stock (as defined in Section 4.3) (the “Merger Shares”).

          2.2      Conversion Procedure.

                    (a)      Stock Certificate Conversion Procedure. After the Effective Time, each holder of Royalite Common Stock will be entitled to exchange his, her, or its certificate representing the Royalite Common Stock (“Royalite Stock Certificate”) for a certificate representing the number of shares of Worldbid Common Stock into which the number of shares of Royalite Stock previously represented by such certificate surrendered have been converted pursuant to Section 2.1(a) of this Agreement. Each holder of Royalite Common Stock may exchange his, her or its Royalite Stock Certificate by delivering it to Worldbid duly endorsed in blank (or accompanied by duly executed stock powers duly endorsed in blank), in each case in proper form for transfer, with signatures guaranteed, and, if applicable, with all stock transfer and any other required documentary stamps affixed thereto and with appropriate instructions to allow the transfer agent to issue certificates for the Worldbid Common Stock to the holder thereof, together with: (i) a Certificate of Non-U.S. Shareholder (if such holder is resident outside of the United States), a copy of which is attached hereto as Disclosure Schedule 2.2A, or (ii) a Certificate of U.S. Shareholder (if such holder is resident in the United States), a copy of which is attached hereto as Disclosure Schedule 2.2B. Until surrendered as contemplated by this Section 2.2, each Royalite Stock Certificate will be deemed at any time after the Effective Time to represent only the right to receive Worldbid Common Stock certificates representing the number of whole shares of Worldbid Common Stock into which the shares of Royalite Common Stock formerly represented by such certificate have been converted. Upon receipt of such duly endorsed Royalite Stock Certificates, Worldbid will cause the issuance of the number of shares of Worldbid Common Stock as converted pursuant to Section 2.1(a) of this Agreement.

          2.3      Appraisal Rights. Notwithstanding any provision of this Agreement to the contrary, shares of Royalite Common Stock (“Dissenting Shares”) that are issued and outstanding immediately prior to the

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Effective Time and held by stockholders who did not vote in favor of the Merger and who comply with all of the relevant provisions of the Nevada Law (the “Royalite Dissenting Stockholders”) will not be converted into or be exchangeable for the right to receive Worldbid Common Stock, unless and until such holders will have failed to perfect or will have effectively withdrawn or lost their rights to appraisal under the Nevada Law. Royalite will give Worldbid (i) immediate oral notice followed by prompt written notice of any written demands for appraisal of any shares of Royalite Common Stock, attempted withdrawals of any such demands and any other instruments served pursuant to the Nevada Law and received by Royalite relating to stockholders' rights of appraisal, and (ii) the will keep Worldbid informed of the status of all negotiations and proceedings with respect to demands for appraisal under the Nevada Law. If any Royalite Dissenting Stockholder fails to perfect or will have effectively withdrawn or lost the right to appraisal, the shares of Royalite Common Stock held by such Dissenting Stockholder will thereupon be treated as though such shares had been converted into the right to receive Worldbid Common Stock pursuant to Section 2.1 of this Agreement.

          2.4      No Further Ownership Rights in Royalite Stock. The promise to exchange the Royalite Common Stock for shares of Worldbid Common Stock in accordance with the terms of this Section 2 will be deemed to have been given in full satisfaction of all rights pertaining to the Royalite Common Stock, and there will be no further registration of transfers on the stock transfer books of Royalite of the shares of Royalite Common Stock that were outstanding immediately prior to the Effective Time. From and after the Effective Time, the holders of Royalite Common Stock outstanding immediately prior to the Effective Time will cease to have any rights with respect to such Royalite Common Stock, except as otherwise provided in this Agreement or by law.

          2.5      Distributions with Respect to Unsurrendered Royalite Stock. No dividends or other distributions with a record date after the Effective Time will be paid to the holder of any unsurrendered Royalite Stock Certificate until the surrender of such Royalite Stock Certificate in accordance with Section 2.2 of this Agreement. Following surrender of any such Royalite Stock Certificate, Worldbid will pay to the holder of the Worldbid Common Stock certificate issued in exchange the Royalite Stock Certificate, without interest, (i) at the time of such surrender, the amount of dividends or other distributions with a record date after the Effective Time previously paid with respect to such Worldbid Common Stock which such holder is entitled pursuant to Section 2.1 of this Agreement, and (ii) at the appropriate payment date, the amount of dividends or other distributions with a record date after the Effective Time but prior to such surrender and with a payment date subsequent to such surrender payable with respect to such Worldbid Common Stock.

          2.6      No Liability. Neither Worldbid, nor Surviving Corporation will be liable to any person in respect of shares of Royalite Common Stock, or dividends or distributions with respect thereto, pursuant to any applicable abandoned property, escheat or similar law. If any Royalite Stock Certificate has not have been surrendered prior to seven years after the Effective Time (or immediately prior to such earlier date on which any Royalite Stock Certificate, or any dividends or distributions payable to the holder of such Royalite Stock Certificate would otherwise escheat to or become the property of any governmental body or authority), any such Worldbid Common Stock, dividends or distributions in respect of such Royalite Stock Certificate will, to the extent permitted by applicable law, become the property of Surviving Corporation, free and clear of all claims or interest of any person previously entitled to such certificate

          2.7      Lost, Stolen or Destroyed Certificates. If any certificate representing Royalite Common Stock has been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such certificate or agreement to be lost, stolen or destroyed and, if required by Worldbid, the posting by such person of a bond in such reasonable amount as Worldbid may direct as indemnity against any claim that may be made against it with respect to such certificate, Worldbid will cause to be issued in exchange for such lost, stolen or destroyed certificate, the applicable Worldbid Common Stock deliverable in respect thereof, pursuant to Section 2.1 of this Agreement.

SECTION 3
REPRESENTATIONS OF ROYALITE

          Royalite represents and warrants to Worldbid and acknowledges that Worldbid is relying upon such representations and warranties, in connection with the execution, delivery and performance of this Agreement, notwithstanding any investigation made by or on behalf of Worldbid:

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          3.1      Organization and Good Standing. Royalite is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction and has all requisite corporate power and authority to own, lease and to carry on its business as now being conducted. Royalite is duly qualified to do business and is in good standing as a foreign corporation in each of the jurisdictions in which it owns property, leases property, does business, or is otherwise required to do so, where the failure to be so qualified would have a material adverse effect on the business of Royalite taken as a whole.

          3.2      Authority. Royalite has all requisite corporate power and authority to execute and deliver this Agreement, the Articles of Merger, and any other document contemplated by this Agreement or the Merger (collectively, the “Merger Documents”) to be signed by Royalite and to perform its obligations thereunder and to consummate the transactions contemplated thereby. The execution and delivery of each of the Merger Documents by Royalite and the consummation by Royalite of the transactions contemplated thereby have been duly authorized by its Board of Directors and, by the Closing Date will have been adopted and approved by the Royalite Stockholders and, subject to such stockholder approval, no other corporate or shareholder proceedings on the part of Royalite are necessary to authorize such documents or to consummate the transactions contemplated thereby.

          3.3      Capitalization of Royalite. The entire authorized capital stock and other equity securities of Royalite (the “Royalite Stock”) consists of Two Hundred Million (200,000,000) shares, comprised of One Hundred Million (100,000,000) shares of Common Stock, with a par value of $0.001 per share, and One Hundred Million (100,000,000) shares of Preferred Stock, with a par value of $0.001 per share. There are 24,960,667 shares of Royalite Common Stock are issued and outstanding and no shares of Preferred Stock are issued and outstanding. All of the issued and outstanding shares of Royalite Stock have been duly authorized, are validly issued, were not issued in violation of any pre-emptive rights and are fully paid and non-assessable, are not subject to pre-emptive rights and were issued in full compliance with all federal, state, and local laws, rules and regulations. There are no outstanding options, warrants, subscriptions, phantom shares, conversion rights, or other rights, agreements, or commitments obligating Royalite to issue any additional shares of Royalite Stock, or any other securities convertible into, exchangeable for, or evidencing the right to subscribe for or acquire from Royalite any shares of Royalite Stock. There are no agreements purporting to restrict the transfer of the Royalite Stock, no voting agreements, voting trusts, or other arrangements restricting or affecting the voting of the Royalite Stock.

          3.4      Title to Royalite Stock. Disclosure Schedule 3.4 contains a true and complete description of the capitalization of Royalite including the dates of issuance and prices of issuance of all outstanding shares of Royalite’s common stock.

          3.5      Subsidiaries. Royalite does not have any subsidiaries or agreements of any nature to acquire any subsidiary or to acquire or lease any other business operations and will not prior to the Closing Date acquire, or agree to acquire, any subsidiary or business without the prior written consent of Worldbid.

         3.6      Noncontravention. Neither the execution, delivery and performance of the Merger Documents, nor the consummation of the Merger, will:

                    (a)      Conflict with, result in a violation of, cause a default under (with or without notice, lapse of time or both) or give rise to a right of termination, amendment, cancellation or acceleration of any obligation contained in or the loss of any material benefit under, or result in the creation of any lien, security interest, charge or encumbrance upon any of the material properties or assets of Royalite or any Subsidiary under any term, condition or provision of any loan or credit agreement, note, debenture, bond, mortgage, indenture, lease or other agreement, instrument, permit, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Royalite or any Subsidiary, or any of its respective property or assets;

                    (b)      Violate any provision of the Articles of Incorporation or bylaws of Royalite; or

                    (c)      Violate any order, writ, injunction, decree, statute, rule, or regulation of any court or governmental or regulatory authority applicable to Royalite or any Subsidiary or any of its respective property or assets.

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          3.7      Actions and Proceedings. There is no claim, charge, arbitration, grievance, action, suit, investigation or proceeding by or before any court, arbiter, administrative agency or other governmental authority now pending or, to the best knowledge of Royalite, threatened against Royalite or which involves any of the business, or the properties or assets of Royalite that, if adversely resolved or determined, would have a material adverse effect on the business, operations, assets, properties, prospects, or conditions of Royalite taken as a whole (“Royalite Material Adverse Effect”). There is no reasonable basis for any claim or action that, based upon the likelihood of its being asserted and its success if asserted, would have such a Royalite Material Adverse Effect.

          3.8      Compliance.

                    (a)      Royalite is in compliance with, are not in default or violation in any material respect under, and have not been charged with or received any notice at any time of any material violation by it of, any statute, law, ordinance, regulation, rule, decree or other applicable regulation to the business or operations of Royalite;

                    (b)      Royalite has duly filed all reports and returns required to be filed by it with governmental authorities and has obtained all governmental permits and other governmental consents, except as may be required after the execution of this Agreement. All of such permits and consents are in full force and effect, and no proceedings for the suspension or cancellation of any of them, and no investigation relating to any of them, is pending or to the best knowledge of Royalite, threatened, and none of them will be adversely affected by the consummation of the transactions contemplated hereby.

          3.9      Filings, Consents and Approvals. Except for any filings required by applicable securities laws, the filing of the Articles of Merger pursuant to the Nevada Law and the approval of the Royalite Stockholders, no filing or registration with, no notice to and no permit, authorization, consent, or approval of any public or governmental body or authority or other person or entity is necessary for the consummation by Royalite of the transactions contemplated by this Agreement or to enable the Surviving Corporation to continue to conduct Royalite’s business after the Closing Date in a manner which is consistent with that in which it is presently conducted.

          3.10      Financial Representations. Attached to this Agreement as Disclosure Schedule 3.10 is a true, correct, and complete copy of an unaudited balance sheet for Royalite dated as of April 30, 2006, together with related statement of operations and statement of cash flows (collectively, the “Financial Statements”). The Financial Statements (i) are in accordance with the books and records of Royalite and (ii) present fairly the financial condition of Royalite as of the respective dates indicated and the results of operations for such periods. Royalite has not received any advice or notification from its accountants that Royalite has used any improper accounting practice that would have the effect of not reflecting or incorrectly reflecting in the Financial Statements or the books and records of Royalite, any properties, assets, liabilities, revenues, or expenses. The books, records, and accounts of Royalite accurately and fairly reflect, in reasonable detail, the transactions, assets, and liabilities of Royalite. Royalite has not engaged in any transaction, maintained any bank account, or used any funds of Royalite, except for transactions, bank accounts, and funds which have been and are reflected in the normally maintained books and records of Royalite.

         3.11      Absence of Undisclosed Liabilities. Royalite has no liabilities or obligations either direct or indirect, matured or unmatured, absolute, contingent or otherwise, which:

                    (a)      are not set forth in the Financial Statements or have not heretofore been paid or discharged;

                    (b)      did not arise in the regular and ordinary course of business under any agreement, contract, commitment, lease or plan specifically disclosed (or are not required to be disclosed in accordance with GAAP); or

                   (c)      have not been incurred in amounts and pursuant to practices consistent with past business practice, in or as a result of the regular and ordinary course of its business since the date of the Financial Statements.

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          For purposes of this Agreement, the term “liabilities” includes, any direct or indirect indebtedness, guaranty, endorsement, claim, loss, damage, deficiency, cost, expense, obligation or responsibility, fixed or unfixed, known or unknown, liquidated or unliquidated, secured or unsecured.

          3.12      Tax Matters. “Tax” or “Taxes” means any and all taxes, charges, fees, levies, duties or other assessments whether federal, state, local or foreign, based upon or measured by income, capital, net worth or gain and any other tax including, recapture, gross receipts, profits. sales, use, occupation, use and occupancy, value added, ad valorem, customers, transfer, franchise, shares, withholding, payroll, employment, excise, or property taxes with respect to Royalite, together with any interest, fines, penalties and additions to tax imposed with respect thereto.

                    (a)      As of the date hereof, (i) Royalite has timely filed all Tax returns which are required to be filed on or prior to the date hereof, taking into account any extensions of the filing deadlines which have been validly granted to them; and (ii) all such returns are true and correct in all material respects.

                    (b)      Royalite has paid all Taxes that have become or are due with respect to any period ended on or prior to the date hereof, and has established an adequate reserve therefore on its balance sheet for those Taxes not yet due and payable.

                    (c)      Royalite is not presently under, nor has Royalite received notice of, any contemplated investigation or audit by the Internal Revenue Service or any foreign or state taxing authority concerning any fiscal year or period ended prior to the date hereof.

                    (d)      All Taxes required to be withheld on or prior to the date hereof from employees for income Taxes, social security Taxes, unemployment Taxes and other similar withholding Taxes have been properly withheld and, if required on or prior to the date hereof, have been deposited with the appropriate governmental agency.

                    (e)      Royalite is not a party to any tax-sharing agreements or similar contracts or arrangements.

          3.13      Absence of Changes. Since April 30, 2006, Royalite has not:

                    (a)      incurred any liabilities, other than liabilities incurred in the ordinary course of business consistent with past practice, or discharged or satisfied any lien or encumbrance, or paid any liabilities, other than in the ordinary course of business consistent with past practice, or failed to pay or discharge when due any liabilities of which the failure to pay or discharge has caused or will cause any material damage or risk of material loss to it or any of its assets or properties;

                    (b)      sold, encumbered, assigned or transferred any fixed assets or properties which would have been included in the assets of Royalite if the closing had been held on April 30, 2006 or on any date since then, except for ordinary course of business transactions consistent with past practice;

                    (c)      created, incurred, assumed or guaranteed any indebtedness for money borrowed, or mortgaged, pledged or subjected any of the assets or properties of Royalite to any mortgage, lien, pledge, security interest, conditional sales contract or other encumbrance of any nature whatsoever;

                    (d)      made or suffered any amendment or termination of any material agreement, contract, commitment, lease or plan to which it is a party or by which it is bound, or cancelled, modified or waived any substantial debts or claims held by it or waived any rights of substantial value, whether or not in the ordinary course of business;

                    (e)      declared, set aside or paid any dividend or made or agreed to make any other distribution or payment in respect of its capital shares or redeemed, purchased or otherwise acquired or agreed to redeem, purchase or acquire any of its capital shares or equity securities;

                    (f)      suffered any damage, destruction or loss, whether or not covered by insurance, materially and adversely its business, operations, assets, properties or prospects;

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                    (g)      suffered any material adverse change in its business, operations, assets, properties, prospects or condition (financial or otherwise);

                    (h)      received notice or had knowledge of any actual or threatened labor trouble, termination, resignation, strike or other occurrence, event or condition of any similar character which has had or might have an adverse effect on its business, operations, assets, properties or prospects;

                    (i)      made commitments or agreements for capital expenditures or capital additions or betterments exceeding in the aggregate $5,000, except such as may be involved in ordinary repair, maintenance or replacement of its assets;

                    (j)      other than in the ordinary course of business, increase the salaries or other compensation of, or made any advance (excluding advances for ordinary and necessary business expenses) or loan to, any of its employees or made any increase in, or any addition to, other benefits to which any of its employees may be entitled;

                    (k)      changed any of the accounting principles followed or the methods of applying such principles;

                    (l)      entered into any transaction other than in the ordinary course of business consistent with past practice; or

                    (m)      agreed, whether in writing or orally, to do any of the foregoing.

          3.14      Personal Property. Royalite possesses all property and items necessary for the continued operation of the business of Royalite as presently conducted. All of such items are in good operating condition (normal wear and tear excepted), and are reasonably fit for the purposes for which such item is presently used.

          3.15      Insurance. The assets, properties and operations of Royalite are insured under various policies of general liability and other forms of insurance consistent with prudent business practices. All such policies are in full force and effect in accordance with their terms, no notice of cancellation has been received, and there is no existing default by Royalite or any event which, with the giving of notice, the lapse of time or both, would constitute a default thereunder. All premiums to date have been paid in full.

          3.16      Employees and Consultants. Disclosure Schedule 3.16 lists the name, address, date of hire, title or position, compensation and benefits of each employee or consultant of Royalite. All employees and consultants have been paid all salaries, wages, income and any other sum due and owing to them by Royalite as at the end of the most recent completed pay period. Royalite is not aware of any labor conflict with any of Royalite employees that might reasonably be expected to have a Royalite Material Adverse Effect. Royalite has not entered into any written contracts of employment or consulting agreements other than as listed on Disclosure Schedule 3.16. All amounts required to be withheld by Royalite from employees salaries or wages and paid to any governmental or taxing authority have been so withheld and paid. No employee of Royalite is in violation of any term of any employment contract, non-disclosure agreement, non-competition agreement or any other contract or agreement relating to the relationship of such employee with Royalite or any other nature of the business conducted or to be conducted by Royalite or the Surviving Corporation.

          3.17      Benefit Plans. Royalite has no Employee Benefit Plans within the meaning of the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations promulgated thereunder.

          3.18      Intellectual Property

                    (a)      Intellectual Property Assets. The Intellectual Property Assets are all those necessary for the operation of the business of Royalite as it is currently conducted. The term “Intellectual Property Assets” includes:

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(1)	the name Royalite Petroleum Corp., all functional business names, trading names, registered and unregistered trademarks, service marks, and applications collectively, “Marks”);

(2)	all patents, patent applications, and inventions, methods, processes and discoveries that may be patentable (collectively, “Patents”);

(3)	all copyrights in both published works and unpublished works (collectively, “Copyrights”);

(4)

all know-how, trade secrets, confidential information, customer lists, software, technical information, data, process technology, plans, drawings, and blue prints owned, used, or licensed by Royalite as licensee or licensor (collectively, “Trade Secrets”).

                    (b)      Agreements. Disclosure Schedule 3.18 contains a complete and accurate list and summary description of all contracts and agreements relating to the Intellectual Property Assets to which Royalite is a party or by which Royalite is bound. There are no outstanding or threatened disputes or disagreements with respect to any such agreement.

                    (c)      Intellectual Property and Know-How Necessary for the Business. Except as set forth in Disclosure Schedule 3.18, Royalite is the owner of all right, title, and interest in and to each of the Intellectual Property Assets, free and clear of all liens, security interests, charges, encumbrances, and other adverse claims, and has the right to use without payment to a third party of all the Intellectual Property Assets. Except as set forth in Disclosure Schedule 3.18, all former and current employees and contractors of Royalite have executed written contracts, agreements or other undertakings with Royalite that assign all rights to any inventions, improvements, discoveries, or information relating to the business of Royalite. No employee, director, officer or shareholder of any of Royalite owns directly or indirectly in whole or in part, any Intellectual Property Asset which Royalite is presently using or which is necessary for the conduct of its business. No employee or contractor of Royalite has entered into any contract or agreement that restricts or limits in any way the scope or type of work in which the employee may be engaged or requires the employee to transfer, assign, or disclose information concerning his work to anyone other than Royalite.

                    (d)      Trade Secrets. Royalite has taken all reasonable precautions to protect the secrecy, confidentiality, and value of its Trade Secrets. Royalite has good title and an absolute (but not necessarily exclusive) right to use the Trade Secrets. The Trade Secrets are not part of the public knowledge or literature, and have not been used, divulged, or appropriated either for the benefit of any person or entity or to the detriment of Royalite. No Trade Secret is subject to any adverse claim or has been challenged or threatened in any way.

          3.19      Real Property. Royalite does not own any real property. Disclosure Schedule 3.19 lists all leases, subleases or other oil and gas or mineral property interests (collectively, “Leases”) to which Royalite is a party or bound. Each of the Leases are legal, valid, binding, enforceable and in full force and effect in all material respects. All rental and other payments required to be paid by Royalite pursuant to any such Leases have been duly paid and no event has occurred which, upon the passing of time, the giving of notice, or both, would constitute a breach or default by any party under any of the Leases. The Leases will continue to be legal, valid, binding, enforceable and in full force and effect on identical terms following the Closing Date. Royalite has not assigned, transferred, conveyed, mortgaged, deeded in trust, or encumbered any interest in the Leases or the leasehold property pursuant thereto. Royalite has delivered a true and complete copy of each of the Leases to Worldbid.

          3.20      Environmental Matters. Royalite knows of no violation or violations by Royalite or any of its Subsidiaries, or its respective employees or agents of any environmental or safety statute, law or regulation that in the aggregate would have a Royalite Material Adverse Effect and, no material expenditures are or will be required in order to comply with any such existing statute, law or regulation. No action, proceeding, permit revocation, writ, injunction or claim is pending or, to the best knowledge of Royalite, threatened concerning Royalite’s facilities and Royalite is not aware of any fact or circumstance that could involve Royalite in any environmental litigation or impose any material environmental liability upon Royalite. No Hazardous Material (as defined below) is present on any Royalite facility and, to the best knowledge of Royalite, no reasonable

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likelihood exists that any Hazardous Material present on other property will come to be present on a Royalite facility. There are no underground storage tanks, asbestos or PCBs present on any Royalite facility. For the purposes of this Section 3.20 the term “Hazardous Material” means any material or substance that is prohibited or regulated by any environmental law or that has been designated by any governmental authority to be radioactive, toxic, hazardous or otherwise a danger to health, reproduction or the environment.

          3.21      Material Contracts and Transactions. Disclosure Schedule 3.21 contains a list of all material contracts, agreements, licenses, permits, arrangements, commitments, instruments, understandings or contracts, whether written or oral, express or implied, contingent, fixed or otherwise, to which Royalite is a party (collectively, the “Contracts”).

                    (a)      Except as listed on Disclosure Schedule 3.21, Royalite is not a party to any written or oral:

(1)	agreement for the purchase, sale or lease of any capital assets, or continuing contracts for the purchase or lease of any materials, supplies, equipment, real property or services;

(2)	agreement regarding, sales agency, distributorship, or the payment of commissions;

(3)	agreement for the employment or consultancy of any person or entity;

(4)

note, debenture, bond, trust agreement, letter of credit agreement loan agreement, or other contract or commitment for the borrowing or lending of money, or agreement or arrangement for a line of credit or guarantee, pledge, or undertaking of the indebtedness of any other person;

(5)	agreement, contract, or commitment for any charitable or political contribution;

(6)

agreement, contract, or commitment limiting or restraining Royalite, their business or any successor thereto from engaging or competing in any manner or in any business or from hiring any employees, nor is any employee of Royalite subject to any such agreement, contract, or commitment;

(7)	material agreement, contract, or commitment not made in the ordinary course of business;

(8)	agreement establishing or providing for any joint venture, partnership, or similar arrangement with any other person or entity;

(9)	agreement, contract or understanding containing a “change in control,” or similar provision; or

(10)	power of attorney or similar authority to act.

                    (b)      Each Contract is in full force and effect, and there exists no material breach or violation of or default by Royalite under any Contract nor by any other party to a Contract, or any event that with notice or the lapse of time, or both, will create a material breach or violation thereof or default under any Contract by Royalite or by any other party to a Contract. The continuation, validity, and effectiveness of each Contract will in no way be affected by the consummation of the transactions contemplated by this Agreement. Except as listed on Disclosure Schedule 3.21, there exists no actual or threatened termination, cancellation, or limitation of, or any amendment, modification, or change to any Contract. A true, correct and complete

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copy (and if oral, a description of material terms) of each Contract, as amended to date, has been furnished to Worldbid.

          3.22      Certain Transactions. Royalite is not indebted, directly or indirectly, to any of its officers, directors or shareholders or to their respective spouses or children, in any amount whatsoever; none of said officers, directors or, to the best of Royalite’s knowledge, shareholders, or any members of their immediate families, are indebted to Royalite or have any direct or indirect ownership interest in any firm or corporation with which Royalite has a business relationship, or any firm or corporation that competes with Royalite. Royalite is not a guarantor or indemnitor of any indebtedness of any other person, firm or corporation.

          3.23      No Brokers. Royalite has not incurred any obligation or liability to any party for any brokerage fees, agent's commissions, or finder's fees in connection with the transactions contemplated by this Agreement for which Worldbid would be responsible.

          3.24      Minute Books. The minute books of Royalite provided to Worldbid contain a complete summary of all meetings of directors and shareholders since the time of incorporation of such entity and reflect all transactions referred to in such minutes accurately in all material respects.

          3.25      Completeness of Disclosure. No representation or warranty by Royalite in this Agreement nor any certificate, schedule, statement, document or instrument furnished or to be furnished to Worldbid pursuant hereto contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact required to be stated herein or therein or necessary to make any statement herein or therein not materially misleading.

SECTION 4
REPRESENTATIONS AND WARRANTIES OF WORLDBID

          Worldbid represents and warrants to Royalite and acknowledges that Royalite is relying upon such representations and warranties in connection with the execution, delivery and performance of this Agreement, notwithstanding any investigation made by or on behalf of Royalite.

          4.1      Organization and Good Standing. Worldbid is duly organized, validly existing and in good standing under the laws of Nevada and has all requisite corporate power and authority to own, lease and to carry on its business as now being conducted. Worldbid is duly qualified to do business and is in good standing as a foreign corporation in each of the jurisdictions in which each owns property, leases property, does business, or is otherwise required to do so, where the failure to be so qualified would have a material adverse effect on the businesses, operations, or financial condition of Worldbid.

          4.2      Authority. Worldbid has all requisite corporate power and authority to execute and deliver the Merger Documents to be signed by them and to perform its obligations thereunder and to consummate the transactions contemplated thereby. The execution and delivery of each of the Merger Documents by Worldbid and the consummation by Worldbid of the transactions contemplated thereby have been duly authorized by its Board of Directors and no other corporate or shareholder proceedings on Worldbid is necessary to authorize such documents or to consummate the transactions contemplated thereby other than approval of the shareholders of Worldbid.

          4.3      Capitalization of Worldbid. The entire authorized capital stock and other equity securities of Worldbid (“Worldbid Stock”) consists of Six Hundred Million (600,000,000) shares, comprised of Five Hundred Million (500,000,000) shares of Common Stock (the “Worldbid Common Stock”) with a par value of $0.001, and One Hundred Million (100,000,000) shares of Preferred Stock (the “Worldbid Preferred Stock”) with a par value of $0.001. There are 5,054,408 shares of Worldbid Common Stock issued and outstanding and no shares of Worldbid Preferred Stock issued and outstanding. All of the issued and outstanding shares of Worldbid Stock have been duly authorized, are validly issued, were not issued in violation of any pre-emptive rights and are fully paid and non-assessable, are not subject to pre-emptive rights and were issued in full compliance with all federal, state, and local laws, rules and regulations. Except as set forth on Disclosure Schedule 4.3, there are no outstanding options, warrants, subscriptions, phantom shares, conversion rights, or other rights, agreements, or commitments obligating Worldbid to issue any additional shares of Worldbid Stock,

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or any other securities convertible into, exchangeable for, or evidencing the right to subscribe for or acquire from Worldbid any shares of Worldbid Stock. There are no agreements purporting to restrict the transfer of the Worldbid Stock, no voting agreements, voting trusts, or other arrangements restricting or affecting the voting of the Worldbid Stock.

          4.4      Validity of Worldbid Common Stock Issuable Upon the Merger. The shares of Worldbid Common Stock to be issued to the Royalite Stockholders upon consummation of the Merger in accordance with Section 2.1 of this Agreement have been duly and validly authorized and, when so issued in accordance with the terms of this Agreement, will be duly and validly issued, fully paid and non-assessable.

          4.5      Actions and Proceedings. There is no claim, charge, arbitration, grievance, action, suit, investigation or proceeding by or before any court, arbiter, administrative agency or other governmental authority now pending or, to the best knowledge of Worldbid, threatened against Worldbid which involves any of the business, or the properties or assets of Worldbid that, if adversely resolved or determined, would have a material adverse effect on the business, operations, assets, properties, prospects or conditions of Worldbid taken as a whole. There is no reasonable basis for any claim or action that, based upon the likelihood of its being asserted and its success if asserted, would have such a material adverse effect.

          4.6      Financial Representations. The audited and unaudited financial statements of Worldbid as filed with the United States Securities and Exchange Commission (collectively, the “Worldbid Financial Statements”) (a) are in accordance with the books and records of Worldbid and (b) present fairly the financial condition of Worldbid as of the respective dates indicated and the results of operations for such periods, except that any unaudited interim financial statements were or will be subject to normal and recurring year-end adjustments. Worldbid has not received any advice or notification from its independent certified public accountants that Worldbid has used any improper accounting practice that would have the effect of not reflecting or incorrectly reflecting in the Worldbid Financial Statements or the books and records of Worldbid, any properties, assets, liabilities, revenues, or expenses. The books, records, and accounts of Worldbid accurately and fairly reflect, in reasonable detail, the transactions, assets, and liabilities of Worldbid. Worldbid has not engaged in any transaction, maintained any bank account, or used any funds of Worldbid, except for transactions, bank accounts, and funds which have been and are reflected in the normally maintained books and records of Worldbid.

          4.7      Absence of Certain Changes or Events. Since April 30, 2006, Worldbid has not:

                    (a)      incurred any liabilities, other than liabilities incurred in the ordinary course of business consistent with past practice, or discharged or satisfied any lien or encumbrance, or paid any liabilities, other than in the ordinary course of business consistent with past practice, or failed to pay or discharge when due any liabilities of which the failure to pay or discharge has caused or will cause any material damage or risk of material loss to it or any of its assets or properties;

                    (b)      sold, encumbered, assigned or transferred any fixed assets or properties which would have been included in the assets of Worldbid if the closing had been held on April 30, 2006 or on any date since then, except for ordinary course of business transactions consistent with past practice;

                    (c)      created, incurred, assumed or guaranteed any indebtedness for money borrowed, or mortgaged, pledged or subjected any of the assets or properties of Worldbid to any mortgage, lien, pledge, security interest, conditional sales contract or other encumbrance of any nature whatsoever;

                    (d)      made or suffered any amendment or termination of any material agreement, contract, commitment, lease or plan to which it is a party or by which it is bound, or cancelled, modified or waived any substantial debts or claims held by it or waived any rights of substantial value, whether or not in the ordinary course of business;

                    (e)      declared, set aside or paid any dividend or made or agreed to make any other distribution or payment in respect of its capital shares or redeemed, purchased or otherwise acquired or agreed to redeem, purchase or acquire any of its capital shares or equity securities;

                    (f)      suffered any damage, destruction or loss, whether or not covered by insurance, materially and adversely its business, operations, assets, properties or prospects;

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                    (g)      suffered any material adverse change in its business, operations, assets, properties, prospects or condition (financial or otherwise);

                    (h)      received notice or had knowledge of any actual or threatened labor trouble, termination, resignation, strike or other occurrence, event or condition of any similar character which has had or might have an adverse effect on its business, operations, assets, properties or prospects;

                    (i)      made commitments or agreements for capital expenditures or capital additions or betterments exceeding in the aggregate $5,000, except such as may be involved in ordinary repair, maintenance or replacement of its assets;

                    (j)      other than in the ordinary course of business, increase the salaries or other compensation of, or made any advance (excluding advances for ordinary and necessary business expenses) or loan to, any of its employees or made any increase in, or any addition to, other benefits to which any of its employees may be entitled;

                    (k)      changed any of the accounting principles followed or the methods of applying such principles;

                    (l)      entered into any transaction other than in the ordinary course of business consistent with past practice; or

                    (m)      agreed, whether in writing or orally, to do any of the foregoing.

          4.8      Filings, Consents and Approvals. Except for any filings required by applicable securities laws, the filing of the Articles of Merger pursuant to the Nevada Law, and the approval of the Worldbid Stockholders, no filing or registration with, no notice to and no permit, authorization, consent, or approval of any public or governmental body or authority or other person or entity is necessary for the consummation by Worldbid of the transactions contemplated by this Agreement or to enable Worldbid to continue to conduct its business after the Closing Date in a manner which is consistent with that in which it is presently conducted.

          4.9      Material Contracts and Transactions. There are no material contracts, agreements, licenses, permits, arrangements, commitments, instruments, understandings or contracts, whether written or oral, express or implied, contingent, fixed or otherwise, to which Worldbid is a party other then retainer agreements with legal counsel and accountants.

          4.10      No Brokers. Worldbid has not incurred any obligation or liability to any party for any brokerage fees, agent's commissions, or finder's fees in connection with the transactions contemplated by this Agreement for which Royalite would be responsible.

          4.11      Minute Books. The minute books of Worldbid provided to Royalite contain a complete summary of all meetings of directors and shareholders since the time of incorporation of such entity and reflect all transactions referred to in such minutes accurately in all material respects.

          4.12      SEC Filings. Worldbid has furnished or made available to Royalite a true and complete copy of each report, schedule, registration statement and proxy statement filed by Worldbid with the SEC since the inception of Worldbid (as such documents have since the time of their filing been amended, the "Worldbid SEC Documents"). Worldbid has timely filed with the SEC all documents required to have been filed pursuant to the Securities Act and the Exchange Act. As of their respective dates, the Worldbid SEC Documents complied in all material respects with the requirements of the Securities Act, or the Exchange Act, as the case may be, and the rules and regulations of the SEC thereunder applicable to such Worldbid SEC Documents, and none of Worldbid SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          4.13      Completeness of Disclosure. No representation or warranty by Worldbid in this Agreement nor any certificate, schedule, statement, document or instrument furnished or to be furnished to Royalite pursuant hereto contains or will contain any untrue statement of a material fact or omits or will omit to state a

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material fact required to be stated herein or therein or necessary to make any statement herein or therein not materially misleading.

SECTION 5
CLOSING CONDITIONS

          5.1      Conditions Precedent to Closing by Worldbid. The obligation of Worldbid to consummate the Merger is subject to the satisfaction of the conditions set forth below, unless any such condition is waived Worldbid at the Closing. The Closing of the transactions contemplated by this Agreement will be deemed to mean a waiver of all conditions to Closing.

                    (a)      Representations and Warranties. The representations and warranties of Royalite set forth in this Agreement will be true, correct and complete in all respects as of the Closing Date, as though made on and as of the Closing Date and Royalite will have delivered to Worldbid a certificate dated as of the Closing Date, to the effect that the representations and warranties made by Royalite in this Agreement are true and correct.

                    (b)      Performance. All of the covenants and obligations that Royalite is required to perform or to comply with pursuant to this Agreement at or prior to the Closing must have been performed and complied with in all material respects.

                    (c)      Merger Documents. This Agreement and all other Merger Documents necessary or reasonably required to consummate the Merger, all in form and substance reasonably satisfactory to Worldbid, will have been executed and delivered to Worldbid.

                    (d)      Secretary's Certificate – Royalite. Worldbid will have received a certificate of the Secretary of Royalite attaching (i) a copy of Royalite's Articles of Incorporation, as amended through the Closing Date certified by the Secretary of State of the State of Nevada; (ii) a true and correct copy of Royalite's bylaws, as amended; (iii) certified copies of resolutions duly adopted by the Board of Directors of Royalite and the Royalite Stockholders approving the execution and delivery of this Agreement and the other Merger Documents and the consummation of the Merger and the other transactions contemplated hereby and thereby; and (iv) a certificate as to the incumbency and signatures of the officers of Royalite executing this Agreement and the Merger Documents executed on the Closing Date as contemplated by this Agreement.

                    (e)      Royalite Officer’s Certificate. Royalite will furnish Worldbid with a certificate, as to its assets, liabilities and business affairs dated as of the Closing Date, of its Chief Executive Officer and Chief Financial Officer which will be in form and substance reasonably satisfactory to Worldbid and its counsel.

                    (f)      Exercise of Appraisal Rights. The holders of no more than five percent (5%) of the issued and outstanding shares of Royalite Common Stock will have exercised appraisal rights under the Nevada Law as Dissenting Shareholders. Royalite and Worldbid will have resolved all matters of appraisal and payment under the Nevada Law for each Dissenting Shareholder to Worldbid's satisfaction.

                    (g)      Supplement to Disclosure Schedules. Any additional disclosures made in the supplemental Disclosure Schedules of Royalite made pursuant to Section 6.3 of this Agreement will be acceptable to Worldbid in their sole discretion.

                    (h)      Third Party Consents. Royalite will have received duly executed copies of all third-party consents and approvals contemplated by the Merger Documents, in form and substance reasonably satisfactory to Worldbid.

                    (i)      No Material Adverse Change. No Royalite Material Adverse Effect will have occurred since the date of this Agreement.

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                    (j)      No Action. No suit, action, or proceeding will be pending or threatened before any governmental or regulatory authority wherein an unfavorable judgment, order, decree, stipulation, injunction or charge would (i) prevent the consummation of any of the transactions contemplated by this Agreement, or (ii) cause the transactions to be rescinded following consummation.

                    (k)      Due Diligence Review. Worldbid will be reasonably satisfied in all respects with their due diligence investigation and review of Royalite.

                    (l)      Worldbid Canada Spinoff. The Worldbid Canada Spinoff as described in Section 8 of this Agreement will have been completed.

                    (m)      Compliance with Securities Laws. Worldbid will have received evidence satisfactory to Worldbid in its discretion that the Merger and all shares of Worldbid Common Stock issuable in the Merger comply with all applicable securities laws.

                    (n)      Approval by Worldbid Stockholders. The shareholders of Worldbid will have approved and adopted this Agreement and the Merger as required by the Nevada Law.

                    (o)      Financial Statements. Royalite will have provided to Worldbid those financial statements required by Item 310 of Regulation S-B.

          5.2      Conditions Precedent to Closing by Royalite. The obligation of Royalite to consummate the Merger is subject to the satisfaction of the conditions set forth below, unless such condition is waived by Royalite at the Closing. The Closing of the Merger will be deemed to mean a waiver of all conditions to Closing.

                    (a)      Representations and Warranties. The representations and warranties of Worldbid set forth in this Agreement will be true, correct and complete in all respects as of the Closing Date, as though made on and as of the Closing Date and Worldbid will have delivered to Royalite a certificate dated the Closing Date, to the effect that the representations and warranties made by Worldbid in this Agreement are true and correct.

                    (b)      Performance. All of the covenants and obligations that Worldbid is required to perform or to comply with pursuant to this Agreement at or prior to the Closing must have been performed and complied with in all material respects. Worldbid must have delivered each of the documents required to be delivered by it pursuant to this Agreement.

                    (c)      Approval by Royalite Stockholders. The shareholders of Royalite will have approved and adopted this Agreement and the Merger as required by the Nevada Law.

                    (d)      Merger Documents. This Agreement and all other Merger Documents necessary or reasonably required to consummate the transaction contemplated by this Agreement, all in form and substance reasonably satisfactory to Royalite, will have been executed and delivered by Worldbid, as applicable.

                    (e)      Secretary's Certificate - Worldbid. Royalite will have received a certificate of the Secretary of Worldbid attaching (a) a copy of Worldbid's Articles of Incorporation, as amended through the Closing Date certified by the Secretary of State of the State of Nevada; (b) a true and correct copy of Worldbid's bylaws, as amended; (c) certified copies of resolutions duly adopted by the Board of Directors of Worldbid approving the execution and delivery of this Agreement and the other Merger Documents and the consummation of the Merger and the other transactions contemplated hereby and thereby; and (d) a certificate as to the incumbency and signatures of the officers of Worldbid executing this Agreement and the Merger Documents executed by Worldbid on the Closing Date as contemplated by this Agreement.

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                    (f)      Supplement to Disclosure Schedules. Any additional disclosures made in the supplemental Disclosure Schedules of Worldbid made Pursuant to Section 6.3 of this Agreement will be acceptable to Royalite in its sole discretion.

                    (g)      Third Party Consents. Royalite will have received duly executed copies of all third-party consents and approvals contemplated by the Merger Documents, in form and substance reasonably satisfactory to Royalite.

                    (h)      No Material Adverse. No event will have occurred since the date of this Agreement that has had a material adverse effect on the business, operations, assets, properties, prospects or conditions of Worldbid taken as a whole.

                    (i)      No Action. No suit, action, or proceeding will be pending or threatened before any governmental or regulatory authority wherein an unfavorable judgment, order, decree, stipulation, injunction or charge would (i) prevent consummation of any of the transactions contemplated by this Agreement; or (ii) cause the transactions to be rescinded following consummation.

SECTION 6
ADDITIONAL COVENANTS OF THE PARTIES

          6.1      Access and Investigation. Between the date of this Agreement and the Closing Date, Royalite, on the one hand, and Worldbid, on the other hand, will, and will cause each of their respective representatives to, (a) afford the other and its representatives full and free access to its personnel, properties, contracts, books and records, and other documents and data, (b) furnish the other and its representatives with copies of all such contracts, books and records, and other existing documents and data as required by this Agreement and as the other may otherwise reasonably request, and (c) furnish the other and its representatives with such additional financial, operating, and other data and information as the other may reasonably request. All of such access, investigation and communication by a party and its representatives will be conducted during normal business hours and in a manner designed not to interfere unduly with the normal business operations of the other party. Each party will instruct its auditors to cooperate with the other party and its representatives in connection with such investigations.

          6.2      Confidentiality. All information regarding the business of Royalite including, without limitation, financial information that Royalite provides to Worldbid during Worldbid’s due diligence investigation of Royalite will be kept in strict confidence by Worldbid and will not be used (except in connection with due diligence), dealt with, exploited or commercialized by Worldbid or disclosed to any third party (other than Worldbid’s professional accounting and legal advisors) without the prior written consent of Royalite. If the transactions contemplated by this Agreement do not proceed for any reason, then upon receipt of a written request from the Royalite, Worldbid will immediately return to Royalite any information received regarding Royalite’s business. Likewise, all information regarding the business of Worldbid including, without limitation, financial information that Worldbid provides to Royalite during its due diligence investigation of Worldbid will be kept in strict confidence by Royalite and will not be used (except in connection with due diligence), dealt with, exploited or commercialized by Royalite or disclosed to any third party (other than Royalite’s professional accounting and legal advisors) without Worldbid’s prior written consent. If the transactions contemplated by this Agreement do not proceed for any reason, then upon receipt of a written request from Worldbid, Royalite will immediately return to Worldbid (or as directed by Worldbid) any information received regarding Worldbid’s business.

          6.3      Notification. Between the date of this Agreement and the Effective Time, each of the parties to this Agreement will promptly notify the other parties in writing if it becomes aware of any fact or condition that causes or constitutes a material breach of any of its representations and warranties as of the date of this Agreement, if it becomes aware of the occurrence after the date of this Agreement of any fact or condition that would cause or constitute a material breach of any such representation or warranty had such representation or warranty been made as of the time of occurrence or discovery of such fact or condition. Should any such fact or condition require any change in the Disclosure Schedules relating to such party, such party will promptly deliver to the other parties a supplement to the Disclosure Schedules specifying such change. During the same period, each party will promptly notify the other parties of the occurrence of any

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material breach of any of its covenant in this Agreement or of the occurrence of any event that may make the satisfaction of such conditions impossible or unlikely.

          6.4      Exclusivity. Until such time, if any, as this Agreement is terminated pursuant to Article 7, Royalite will not, directly or indirectly solicit, initiate, entertain or accept any inquiries or proposals from, discuss or negotiate with, provide any nonpublic information to, or consider the merits of any unsolicited inquiries or proposals from, any person or entity (other than Worldbid) relating to any transaction involving the sale of the business or assets (other than in the ordinary course of business), or any of the capital stock of Royalite, or any merger, consolidation, business combination, or similar transaction. Royalite will promptly notify Worldbid if it receive an unsolicited offer for such a transaction, or obtains information that such an offer is likely to be made, which notice will include the identity of the prospective offeror and the price and terms of the proposed offer.

          6.5      Conduct of Royalite Business Prior to Closing. From the date of this Agreement to the Closing Date, and except to the extent that Worldbid otherwise consents in writing, Royalite will operate its business substantially as presently operated and only in the ordinary course and in compliance with all applicable laws, and use its best efforts to preserve intact its good reputation and present business organization and to preserve its relationships with persons having business dealings with it.

          6.6      Certain Acts Prohibited - Royalite. Between the date of this Agreement and the Closing Date, Royalite will not, without the prior written consent of Worldbid:

                    (a)      amend its Articles of Incorporation, bylaws or other organizational documents;

                    (b)      incur any liability or obligation other than in the ordinary course of business or encumber or permit the encumbrance of any properties or assets of Royalite, except as disclosed in a Disclosure Schedule to this Agreement;

                    (c)      dispose of or contract to dispose of any Royalite property or assets except in the ordinary course of business consistent with past practice;

                    (d)      issue, deliver, sell, pledge or otherwise encumber or subject to any lien any shares of the Royalite Stock, or any rights, warrants or options to acquire, any such shares, voting securities or convertible securities;

                    (e)      (i) declare, set aside or pay any dividends on, or make any other distributions in respect of the Royalite Stock, or (ii) split, combine or reclassify any Royalite Stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of Royalite Stock; or

                    (f)      materially increase benefits or compensation expenses of Royalite, other than as contemplated by the terms of any employment agreement in existence on the date of this Agreement, increase the cash compensation of any director, executive officer or other key employee or pay any benefit or amount not required by a Plan or arrangement as in effect on the date of this Agreement to any such person.

          6.7      Certain Acts Prohibited - Worldbid. Between the date of this Agreement and the Closing Date, Worldbid will not, without the prior written consent of Royalite:

                    (a)      amend its Articles of Incorporation, bylaws or other organizational documents;

                    (b)      incur any liability or obligation other than in the ordinary course of business or encumber or permit the encumbrance of any properties or assets of Worldbid, except as disclosed in a Disclosure Schedule to this Agreement;

                    (c)      dispose of or contract to dispose of any Worldbid property or assets except in the ordinary course of business consistent with past practice;

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                    (d)      issue or sell shares of Worldbid Stock, or any rights, warrants or options to acquire, any such shares, voting securities or convertible securities, other than under the Worldbid Financing # 1 or the Worldbid Financing #2 as described in Disclosure Schedule 4.3; or

                    (e)      except for the Worldbid Canada Spinoff described in Paragraph 8 to this Agreement, (i) declare, set aside or pay any dividends on, or make any other distributions in respect of the Worldbid Stock, or (ii) split, combine or reclassify any Worldbid Stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of Worldbid Stock; or

                    (f)      materially increase benefits or compensation expenses of Worldbid, other than as contemplated by the terms of any employment agreement in existence on the date of this Agreement, increase the cash compensation of any director, executive officer or other key employee or pay any benefit or amount not required by a Plan or arrangement as in effect on the date of this Agreement to any such person.

          6.8      Public Announcements. Worldbid and Royalite each agree that they will not release or issue any reports or statements or make any public announcements relating to this Agreement or the transactions contemplated herein without the prior written consent of the other party, except as may be required upon written advice of counsel to comply with applicable laws or regulatory requirements after consulting with the other party hereto and seeking their consent to such announcement.

SECTION 7
TERMINATION

          7.1      Termination. This Agreement may be terminated at any time prior to the Effective Time of the transactions contemplated hereby by:

                    (a)      Mutual agreement of Worldbid and Royalite;

                    (b)      Worldbid, if there has been a breach by Royalite of any material representation, warranty, covenant or agreement set forth in this Agreement on the part of Royalite that is not cured, to the reasonable satisfaction of Worldbid, within ten business days after notice of such breach is given by Worldbid (except that no cure period will be provided for a breach by Royalite that by its nature cannot be cured);

                    (c)      Royalite, if there has been a breach by Worldbid of any material representation, warranty, covenant or agreement set forth in this Agreement on the part of Worldbid that is not cured by the breaching party, to the reasonable satisfaction of Royalite, within ten business days after notice of such breach is given by Royalite (except that no cure period will be provided for a breach by Worldbid that by its nature cannot be cured); or

                    (d)      Worldbid or Royalite, if the transactions contemplated by this Agreement have not been consummated prior to January 31, 2007, unless the parties agree to extend such date.

          7.2      Effect of Termination. In the event of the termination of this Agreement as provided in Section 7.1, this Agreement will be of no further force or effect, provided, however, that no termination of this Agreement will relieve any party of liability for any breaches of this Agreement that are based on a wrongful refusal or failure to perform any obligations.

SECTION 8
WORLDBID CANADA SPINOFF

          8.1      Worldbid Canada Spinoff means the proposed distribution by Worldbid of its shares in Worldbid Canada Corp. to its shareholders of record at a date to be established by Worldbid which date shall precede the Closing Date.

          8.2      Royalite acknowledges that Worldbid will complete the Worldbid Canada Spinoff or otherwise dispose of its interest in Worldbid Canada Corp. prior to the Closing Date and that the Royalite shareholders

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shall not be entitled to participate in the Worldbid Canada Spinoff or receive any shares of Worldbid Canada Corp. or other consideration in respect of the Worldbid Canada Spinoff.

SECTION 9
MISCELLANEOUS PROVISIONS

          9.1      Effectiveness of Representations; Survival. Each party is entitled to rely on the representations, warranties and agreements of each of the other parties and all such representation, warranties and agreement will be effective regardless of any investigation that any party has undertaken or failed to undertake. The representation, warranties and agreements will survive the Closing Date and continue in full force and effect until the first anniversary of the Closing Date; provided that the representations and warranties regarding Taxes will survive until the expiration of any applicable statute of limitations.

          9.2      Further Assurances. Each of the parties hereto will cooperate with the others and execute and deliver to the other parties hereto such other instruments and documents and take such other actions as may be reasonably requested from time to time by any other party hereto as necessary to carry out, evidence, and confirm the intended purposes of this Agreement.

          9.3      Amendment. This Agreement may not be amended except by an instrument in writing signed by each of the parties.

          9.4      Expenses. Each party to this Agreement will bear its respective expenses incurred in connection with the preparation, execution, and performance of this Agreement and the transactions contemplated hereby, including all fees and expenses of agents, representatives, counsel, and accountants.

          9.5      Entire Agreement. This Agreement, the exhibits, schedules attached hereto and the other Worldbid Documents contain the entire agreement between the parties with respect to the subject matter hereof and supersede all prior arrangements and understandings, both written and oral, expressed or implied, with respect thereto. Any preceding correspondence or offers are expressly superseded and terminated by this Agreement.

          9.6      Severability. It is the desire and intent of the parties that the provisions of the Worldbid Documents be enforced to the fullest extent permissible under the law and public policies applied in each jurisdiction in which enforcement is sought. Accordingly, if any provision of the Worldbid Documents will for any reason be held or adjudged to be invalid, illegal, or unenforceable by any court of competent jurisdiction, such paragraph or part thereof so adjudicated invalid, illegal, or unenforceable will be deemed separate, distinct, and independent, and the remainder of the Worldbid Documents will remain in full force and effect and will not be affected by such holding or adjudication.

          9.7      Notices. All notices and other communications required or permitted under to this Agreement must be in writing and will be deemed given if sent by personal delivery, faxed with electronic confirmation of delivery, internationally-recognized express courier or registered or certified mail (return receipt requested), postage prepaid, to the parties at the following addresses (or at such other address for a party as will be specified by like notice):

If to Royalite:

ROYALITE PETROLEUM CORP.
2215 Lucerne Circle
Henderson, NV 89014
Attention: Michael L. Cass, President
Telephone: 702-451-4981
Fax: 702-451-4939

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If to Worldbid:

WORLDBID CORPORATION
810 Peace Portal Road, Suite 201
Blaine, WA 98230
Attention: Logan B. Anderson, President
Telephone: 360-201-0400
Fax: 561-209-5144

All such notices and other communications will be deemed to have been received (a) in the case of personal delivery, on the date of such delivery, (b) in the case of a fax, when the party sending such fax has received electronic confirmation of its delivery, (c) in the case of delivery by internationally-recognized express courier, on the business day following dispatch and (d) in the case of mailing, on the fifth business day following mailing.

          9.8      Headings. The headings contained in this Agreement are for convenience purposes only and will not affect in any way the meaning or interpretation of this Agreement.

          9.9      Benefits. This Agreement is and will only be construed as for the benefit of or enforceable by those persons party to this Agreement.

          9.10      Assignment. This Agreement may not be assigned (except by operation of law) by any party without the consent of the other parties.

          9.11      Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of Nevada applicable to contracts made and to be performed therein. The parties hereby (i) submit to personal jurisdiction in the State of Nevada, and (ii) waive any and all rights under the laws of any state to object to jurisdiction within the State of Nevada for the purposes of litigation to enforce this Agreement.

          9.12      Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rule of strict construction will be applied against any party.

          9.13      Counterparts. This Agreement may be executed in one or more counterparts, all of which will be considered one and the same agreement and will become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

          9.14      Fax Execution. This Agreement may be executed by delivery of executed signature pages by fax and such fax execution will be effective for all purposes.

          9.15      Schedules and Exhibits. The schedules and exhibits are attached to this Agreement and incorporated herein.

[THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

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          9.16      Independent Legal Advice. Royalite acknowledges that O’Neill Law Group PLLC have acted solely for Worldbid in the negotiation and execution of this Agreement and O’Neill Law Group PLLC have advised Royalite to obtain the advice of their independent legal counsel.

IN WITNESS WHEREOF the parties hereto have executed this agreement as of the day and year first above written.

WORLDBID CORPORATION
a Nevada corporation by its
authorized signatory:

/s/ Logan B. Anderson
_____________________________
Signature of Authorized Signatory

Logan B. Anderson
_____________________________
Name of Authorized Signatory

President
____________________________
Position of Authorized Signatory

ROYALITE PETROLEUM CORP.
a Nevada corporation by its
authorized signatory:

/s/ Michael L. Cass
_____________________________
Signature of Authorized Signatory

Michael L. Cass
_____________________________
Name of Authorized Signatory

President
____________________________
Position of Authorized Signatory

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EXHIBIT A
TO THE AGREEMENT AND PLAN OF MERGER
BETWEEN WORLDBID CORPORATION AND ROYALITE PETROLEUM CORP.

ARTICLES OF MERGER

DEAN HELLER Secretary of State 204 North Carson Street, Suite 1 Carson City, Nevada 89701-4299 (775) 684 5708 Website: secretaryofstate.biz

Articles of Merger (PURSUANT TO NRS 92A.200) Page 1

Important: Read attached instructions before completing form.	ABOVE SPACE IS FOR OFFICE USE ONLY

(Pursuant to Nevada Revised Statutes Chapter 92A)
(excluding 92A.200(4b))
SUBMIT IN DUPLICATE

1)

Name and jurisdiction of organization of each constituent entity (NRS 92A.200). If there are more than four merging entities, check box [   ] and attach an 81/2" x 11'' blank sheet containing the required information for each additional entity.

ROYALITE PETROLEUM CORP.

Name of merging entity

NEVADA	CORPORATION
Jurisdiction	Entity type *

Name of merging entity

Jurisdiction	Entity type *

Name of merging entity

Jurisdiction	Entity type *

Name of merging entity

Jurisdiction	Entity type *

and,

WORLDBID CORPORATION
Name of surviving entity

NEVADA	CORPORATION
Jurisdiction	Entity type *

* Corporation, non-profit corporation, limited partnership, limited-liability company or business trust.

This form must be accompanied by appropriate fees. See attached fee schedule.	Nevada Secretary of State AM Merger 2003
Revised on: 10/24/03

DEAN HELLER Secretary of State 204 North Carson Street, Suite 1 Carson City, Nevada 89701-4299 (775) 684 5708 Website: secretaryofstate.biz

Articles of Merger (PURSUANT TO NRS 92A.200) Page 2

Important: Read attached instructions before completing form.	ABOVE SPACE IS FOR OFFICE USE ONLY

2)	Forwarding address where copies of process may be sent by the Secretary of State of Nevada (if a foreign entity is the survivor in the merger - NRS 92A.1 90):

Attn:

c/o:

3)	(Choose one)

[ ]	The undersigned declares that a plan of merger has been adopted by each constituent entity (NRS 92A.200).

[X]	The undersigned declares that a plan of merger has been adopted by the parent domestic entity (NRS 92A.180)

4)

Owner's approval (NRS 92A.200)(options a, b, or c must be used, as applicable, for each entity) (if there are more than four merging entities, check box [   ] and attach an 8 1/2" x 11'' blank sheet containing the required information for each additional entity):

(a)	Owner's approval was not required from

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

Name of surviving entity, if applicable

This form must be accompanied by appropriate fees. See attached fee schedule.	Nevada Secretary of State AM Merger 2003
Revised on: 10/24/03

DEAN HELLER Secretary of State 204 North Carson Street, Suite 1 Carson City, Nevada 89701-4299 (775) 684 5708 Website: secretaryofstate.biz

Articles of Merger (PURSUANT TO NRS 92A.200) Page 3

Important: Read attached instructions before completing form.	ABOVE SPACE IS FOR OFFICE USE ONLY

(b)	The plan was approved by the required consent of the owners of *:

ROYALITE PETROLEUM CORP.
Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

WORLDBID CORPORATION
Name of surviving entity, if applicable

* Unless otherwise provided in the certificate of trust or governing instrument of a business trust, a merger must be approved by all the trustees and beneficial owners of each business trust that is a constituent entity in the merger.

This form must be accompanied by appropriate fees. See attached fee schedule.	Nevada Secretary of State AM Merger 2003
Revised on: 10/2//03

DEAN HELLER Secretary of State 204 North Carson Street, Suite 1 Carson City, Nevada 89701-4299 (775) 684 5708 Website: secretaryofstate.biz

Articles of Merger (PURSUANT TO NRS 92A.200) Page 4

Important: Read attached instructions before completing form.	ABOVE SPACE IS FOR OFFICE USE ONLY

(c)	Approval of plan of merger for Nevada non-profit corporation (NRS 92A.160):

The plan of merger has been approved by the directors of the corporation and by each public officer or other person whose approval of the plan of merger is required by the articles of incorporation of the domestic corporation.

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

Name of surviving entity, if applicable

This form must be accompanied by appropriate fees. See attached fee schedule.	Nevada Secretary of State AM Merger 2003
Revised on: 10/24/03

DEAN HELLER Secretary of State 204 North Carson Street, Suite 1 Carson City, Nevada 89701-4299 (775) 684 5708 Website: secretaryofstate.biz

Articles of Merger (PURSUANT TO NRS 92A.200) Page 5

Important: Read attached instructions before completing form.	ABOVE SPACE IS FOR OFFICE USE ONLY

5)	Amendments, if any, to the articles or certificate of the surviving entity. Provide article numbers, if available. (NRS 92A.200)*:

Article 1. The name of the corporation is ROYALITE PETROLEUM COMPANY INC.

6)	Location of Plan of Merger (check a or b):

[ ]	(a) The entire plan of merger is attached;

or,

[X]

(b) The entire plan of merger is on file at the registered office of the surviving corporation, limited-liability company or business trust, or at the records office address if a limited partnership, or other place of business of the surviving entity (NRS 92A.200).

7)	Effective date (optional)":

* Amended and restated articles may be attached as an exhibit or integrated into the articles of merger. Please entitle them ''Restated'' or ''Amended and Restated,'' accordingly. The form to accompany restated articles prescribed by the secretary of state must accompany the amended and/or restated articles. Pursuant to NRS 92A.180 (merger of subsidiary into parent - Nevada parent owning 90% or more of subsidiary), the articles of merger may not contain amendments to the constituent documents of the surviving entity except that the name of the surviving entity may be changed.

** A merger takes effect upon filing the articles of merger or upon a later date as specified in the articles, which must not be more than 90 days after the articles are filed (NRS 92A.240).

This form must be accompanied by appropriate fees. See attached fee schedule.	Nevada Secretary of State AM Merger 2003
Revised on: 10/24/03

DEAN HELLER Secretary of State 204 North Carson Street, Suite 1 Carson City, Nevada 89701-4299 (775) 684 5708 Website: secretaryofstate.biz

Articles of Merger (PURSUANT TO NRS 92A.200) Page 6

Important: Read attached instructions before completing form.	ABOVE SPACE IS FOR OFFICE USE ONLY

8)

Signatures - Must be signed by: An officer of each Nevada corporation; All general partners of each Nevada limited partnership; All general partners of each Nevada limited partnership; A manager of each Nevada limited-liability company with managers or all the members if there are no managers; A trustee of each Nevada business trust (NRS 92A.230)*

(if there are more than four merging entities, check box [ ] and attach an 8%'' x 1 1 '' blank sheet containing the required information for each additional entity.):

ROYALITE PETROLEUM CORP.
Name of merging entity

President
Signature	Title	Date
Name of merging entity
Signature	Title	Date
Name of merging entity
Signature	Title	Date
Name of merging entity
Signature	Title	Date
WORLDBID CORPORATION
Name of surviving entity
President
Signature	Title	Date

* The articles of merger must be signed by each foreign constituent entity in the manner provided by the law governing it (NRS 92A.230). Additional signature blocks may be added to this page or as an attachment, as needed.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees. See attached fee schedule.	Nevada Secretary of State AM Merger 2003
Revised on: 10/24/03

Reset

SCHEDULE 2.2A
TO THE AGREEMENT AND PLAN OF MERGER
BETWEEN WORLDBID CORPORATION AND ROYALITE PETROLEUM CORP.

CERTIFICATE OF NON-U.S. SHAREHOLDER
OF WORLDBID CORPORATION

In connection with the issuance of common stock (the "Worldbid Common Stock") of WORLDBID CORPORATION, a Nevada corporation, to the undersigned, pursuant to that certain Agreement and Plan of Merger between WORLDBID CORPORATION, a Nevada corporation ("Worldbid"), and ROYALITE PETROLEUM CORP., a Nevada corporation ("Royalite"), the undersigned hereby agrees, represents and warrants that he, she or it:

1.           is not a "U.S. Person" as such term is defined by Rule 902 of Regulation S under the United States Securities Act of 1933, as amended ("U.S. Securities Act") (the definition of which includes, but is not limited to, an individual resident in the U.S. and an estate or trust of which any executor or administrator or trust, respectively is a U.S. Person and any partnership or corporation organized or incorporated under the laws of the U.S.);

2.           was outside the U.S. when the shareholders of Royalite approved of the Merger (as such is defined in the Agreement and Plan of Merger);

3.           the Worldbid Common Stock is not being acquired, directly or indirectly, for the account or benefit of a U.S. Person or a person in the United States;

4.           acknowledges and agrees not to engage in hedging transactions with regard to the Worldbid Common Stock prior to the expiration of the one (1) year distribution compliance period set forth in Rule 903(b)(3) of Regulation S under the U.S. Securities Act;

5.           acknowledges and agrees that Worldbid shall refuse to register any transfer of the Worldbid Common Stock not made in accordance with the provisions of Regulation S, pursuant to registration under the U.S. Securities Act, or pursuant to an available exemption from registration under the U.S. Securities Act;

6.           understands and agrees that the Worldbid Common Stock will bear the following legend:

"THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"), AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT PROVIDED BY REGULATION S PROMULGATED UNDER THE ACT. SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT. HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT."

IN WITNESS WHEREOF, I have executed this Certificate of Non-U.S. Shareholder.

Signature	Date

Print Name	Title (if Applicable)

Address

SCHEDULE 2.2B
TO THE AGREEMENT AND PLAN OF MERGER
BETWEEN WORLDBID CORPORATION AND ROYALITE PETROLEUM CORP.

CERTIFICATE OF U.S. SHAREHOLDER
OF WORLDBID CORPORATION

In connection with the issuance of common stock (the "Worldbid Common Stock") of WORLDBID CORPORATION, a Nevada corporation, to the undersigned, pursuant to that certain Agreement and Plan of Merger between WORLDBID CORPORATION, a Nevada corporation ("Worldbid"), and ROYALITE PETROLEUM CORP., a Nevada corporation ("Royalite"), the undersigned hereby agrees, represents and warrants that he, she or it:

1.           Acquired Entirely for Own Account.

            The undersigned represents and warrants that he, she or it is acquiring the Worldbid Common Stock solely for the undersigned’s own account for investment and not with a view to or for sale or distribution of the Worldbid Common Stock or any portion thereof and without any present intention of selling, offering to sell or otherwise disposing of or distributing the Worldbid Common Stock or any portion thereof in any transaction other than a transaction complying with the registration requirements of the U.S. Securities Act of 1933, as amended (the "Securities Act"), and applicable state and provincial securities laws, or pursuant to an exemption therefrom. The undersigned also represents that the entire legal and beneficial interest of the Worldbid Common Stock that he, she or it is acquiring is being acquired for, and will be held for, the undersigned’s account only, and neither in whole nor in part for any other person or entity.

2.           Information Concerning Worldbid.

              The undersigned acknowledges that he, she or it has received all such information as the undersigned deems necessary and appropriate to enable him, her or it to evaluate the financial risk inherent in making an investment in the Worldbid Common Stock, including but not limited to Worldbid’s Form 10-KSB filed with the U.S. Securities and Exchange Commission, and the documents and materials included therewith, which includes a description of the risks inherent in an investment in Worldbid and an Information Statement in connection with the Merger (as such term is defined in the Agreement and Plan of Merger) (the "Disclosure Documents"). The undersigned further acknowledges that he, she or it has received satisfactory and complete information concerning the business and financial condition of Worldbid in response to all inquiries in respect thereof.

3.           Economic Risk and Suitability.

            The undersigned represents and warrants as follows:

             (a)      the undersigned realizes that the Worldbid Common Stock involves a high degree of risk and are a speculative investment, and that he, she or it is able, without impairing the undersigned’s financial condition, to hold the Worldbid Common Stock for an indefinite period of time;

             (b)      the undersigned recognizes that there is no assurance of future profitable operations and that investment in Worldbid involves substantial risks, and that the undersigned has taken full cognizance of and understands all of the risk factors related to the Worldbid Common Stock;

            (c)      the undersigned has carefully considered and has, to the extent the undersigned believes such discussion necessary, discussed with the undersigned’s professional legal, tax and financial advisors the suitability of an investment in Worldbid for the particular tax and financial situation of the undersigned and that the undersigned and/or the undersigned’s advisors have determined that the Worldbid Common Stock is a suitable investment for the undersigned;

            (d)      the financial condition and investment of the undersigned are such that he, she or it is in a financial position to hold the Worldbid Common Stock for an indefinite period of time and to bear the economic risk of, and withstand a complete loss of, the value of the Worldbid Common Stock;

            (e)      the undersigned alone, or with the assistance of professional advisors, has such knowledge and experience in financial and business matters that the undersigned is capable of evaluating the merits and risks of acquiring the Worldbid Common Stock, or has a pre-existing personal or business relationship with Worldbid or any of its officers, directors, or controlling persons of a duration and nature that enables the undersigned to be aware of the character, business acumen and general business and financial circumstances of Worldbid or such other person;

            (f)      the undersigned has carefully read the Disclosure Documents and Worldbid has made available to the undersigned or the undersigned’s advisors all information and documents requested by the undersigned relating to investment in the Worldbid Common Stock, and has provided answers to the undersigned’s satisfaction to all of the undersigned’s questions concerning Worldbid;

            (g)      if the undersigned is a partnership, trust, corporation or other entity: (1) it was not organized for the purpose of acquiring the Worldbid Common Stock (or all of its equity owners are "accredited investors" as defined in Section 6 below); (2) it has the power and authority to execute this Certificate and the person executing said document on its behalf has the necessary power to do so; (3) its principal place of business and principal office are located within the state set forth in its address below; and (4) all of its trustees, partners and/or shareholders, whichever the case may be, are bona fide residents of said state;

            (h)      the undersigned understands that neither Worldbid nor any of its officers or directors has any obligation to register the Worldbid Common Stock under any federal or other applicable securities act or law;

            (i)      the undersigned has relied solely upon the Disclosure Documents, advice of his or her representatives, if any, and independent investigations made by the undersigned and/or his or her the undersigned representatives, if any, in making the decision to acquire the Worldbid Common Stock and acknowledges that no representations or agreements other than those set forth in the Disclosure Documents have been made to the undersigned in respect thereto;

            (j)      all information which the undersigned has provided concerning the undersigned himself, herself or itself is correct and complete as of the date set forth below, and if there should be any material change in such information prior to the issuance of the Worldbid Common Stock, he, she or it will immediately provide such information to Worldbid;

            (k)      the undersigned confirms that the undersigned has received no general solicitation or general advertisement and has attended no seminar or meeting (whose attendees have been invited by any general solicitation or general advertisement) and has received no advertisement in any newspaper, magazine, or similar media, broadcast on television or radio regarding acquiring the Worldbid Common Stock; and

            (l)      the undersigned is at least 21 years of age and is a citizen of the United States residing at the address indicated below.

4.	Restricted Securities.

The undersigned acknowledges that Worldbid has hereby disclosed to the undersigned in writing:

(a)

the Worldbid Common Stock that the undersigned is acquiring have not been registered under the Securities Act or the securities laws of any state of the United States, and such securities must be held indefinitely unless a transfer of them is subsequently registered under the Securities Act or an exemption from such registration is available; and

(b) Worldbid will make a notation in its records of the above described restrictions on transfer and of the legend described below.

5.	Legends.

The undersigned agrees that the Worldbid Common Stock will bear the following legend:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"), AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION

REQUIREMENTS OF THE ACT PROVIDED BY REGULATION D PROMULGATED UNDER THE ACT. SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT.”

6.	Suitable Investor.

In order to establish the qualification of the undersigned to acquire the Worldbid Common Stock, the information requested in either subsection 6(a) or (b) below must be supplied.

          (a)      The undersigned is an "accredited investor," as defined in Securities and Exchange Commission (the "SEC") Rule 501. An "accredited investor" is one who meets any of the requirements set forth below. The undersigned represents and warrants that the undersigned falls within the category (or categories) marked. PLEASE INDICATE EACH CATEGORY OF ACCREDITED INVESTOR THAT YOU, THE UNDERSIGNED, SATISFY, BY PLACING AN "X" ON THE APPROPRIATE LINE BELOW.

___	Category 1.	A bank, as defined in Section 3(a)(2) of the Securities Act, whether acting in its individual or fiduciary capacity; or

___	Category 2.	A savings and loan association or other institution as defined in Section 3(a) (5) (A) of the Securities Act, whether acting in its individual or fiduciary capacity; or

___	Category 3.	A broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; or

___	Category 4.	An insurance company as defined in Section 2(13) of the Securities Act; or

___	Category 5.	An investment company registered under the Investment Company Act of 1940; or

___	Category 6.	A business development company as defined in Section 2(a) (48) of the Investment Company Act of 1940; or

___	Category 7.	A small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; or

___	Category 8.

A plan established and maintained by a state, its political subdivision or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, with assets in excess of $5,000,000; or

___	Category 9.

An employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 in which the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment advisor, or an employee benefit plan with total assets in excess of $5,000,000 or, if a self-directed plan, the investment decisions are made solely by persons who are accredited investors; or

___	Category 10.	A private business development company as defined in Section 202(a) (22) or the Investment Advisers Act of 1940; or

___	Category 11.

An organization described in Section 501(c)(3) of the Internal Revenue Code, a corporation, a Massachusetts or similar business trust, or a partnership, not formed for the specific purpose of acquiring the Interest, with total assets in excess of $5,000,000; or

___	Category 12.	A director or executive officer of Worldbid; or

___	Category 13.	A natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of this purchase exceeds $1,000,000; or

___	Category 14.

A natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year; or

___	Category 15.

A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Interest, whose purchase is directed by a sophisticated person as described in SEC Rule 506(b)(2)(ii); or

___	Category 16.	An entity in which all of the equity owners are accredited investors.

          (a)      The undersigned is not an accredited investor and meets the requirements set forth below. PLEASE INDICATE THAT YOU, THE UNDERSIGNED, SATISFY THESE REQUIREMENTS BY PLACING AN "X" ON THE LINE BELOW.

___

The undersigned, either alone or with the undersigned’s representative, has such knowledge, skill and experience in business, financial and investment matters so that the undersigned is capable of evaluating the merits and risks of an investment in the Worldbid Common Stock. To the extent necessary, the undersigned has retained, at the undersigned’s own expense, and relied upon, appropriate professional advice regarding the investment, tax and legal merits and consequences of owning the Worldbid Common Stock. In addition, the amount of the undersigned’s investment in the Worldbid Common Stock does not exceed ten percent (10%) of the undersigned’s net worth. The undersigned agrees to furnish any additional information requested to assure compliance with applicable federal and state securities laws in connection with acquiring the Worldbid Common Stock.

7.	Understandings.

The undersigned understands, acknowledges and agrees that:

          (a)      no federal or state agency has made any finding or determination as to the accuracy or adequacy of the Disclosure Documents or as to the fairness of the terms of this offering for investment nor any recommendation or endorsement of the Worldbid Common Stock;

          (b)      this offering is intended to be exempt from registration under the Securities Act by virtue of Section 4(2) of the Securities Act, which is in part dependent upon the truth, completeness and accuracy of the statements made by the undersigned herein;

          (c)      the Worldbid Common Stock is "restricted securities" in the U.S. under the Securities Act. There can be no assurance that the undersigned will be able to sell or dispose of the Worldbid Common Stock. It is understood that in order not to jeopardize this offering’s exempt status under Section 4(2) of the Act, any transferee may, at a minimum, be required to fulfill the investor suitability requirements thereunder;

          (d)      the representations, warranties and agreements of the undersigned contained herein and in any other writing delivered in connection with the transactions contemplated hereby shall be true and correct in all respects on and as of the date the Worldbid Common Stock is acquired as if made on and as of such date; and

          (e)      THE WORLDBID COMMON STOCK MAY NOT BE TRANSFERRED, RESOLD OR OTHERWISE DISPOSED OF EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND ANY OTHER APPLICABLE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. THE UNDERSIGNED SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

IN WITNESS WHEREOF, I have executed this Certificate of U.S. Shareholder.

Signature	Date

Print Name	Title (if Applicable)

Address

SCHEDULE 3.4
TO THE AGREEMENT AND PLAN OF MERGER
BETWEEN WORLDBID CORPORATION AND ROYALITE PETROLEUM CORP.

CAPITALIZATION OF ROYALITE

Royalite has issued the following shares of common stock:

Number of Shares	Description	Amount
18,000,000	Shares of Common Stock at a price of $0.001 per share effective February 8, 2006	$18,000
3,000,000	Shares of Common Stock at a price of $0.001 per share (deemed) effective February 8, 2006	3,000
2,000,000	Shares of Common Stock at a price of $0.10 per share effective March 2, 2006	200,000
100,000	Shares of Common Stock at a price of $0.10 per share effective March 3, 2006	10,000
1,860,667	Shares of Common Stock at a price of $0.30 per share effective April 30, 2006	558,200
24,960,667	TOTAL	$789,200

SCHEDULE 3.10
TO THE AGREEMENT AND PLAN OF MERGER
BETWEEN WORLDBID CORPORATION AND ROYALITE PETROLEUM CORP.

ROYALITE UNAUDITED FINANCIAL STATEMENTS

Unaudited Financial Statements as of April 30, 2006.

Royalite Petroleum Corp.
Balance Sheet
As of April 30, 2006

Apr 30, 06

ASSETS
Current Assets
Checking/Savings
Cash
Checking-B of A 2822	418,037.05
Petty Cash	300.00
Total Cash	418,337.05

Total Checking/Savings	418,337.05

Total Current Assets	418,337.05

Fixed Assets
Computers & Equipment	3,500.00
Accumulated Deprec	(13 .42)
Total Fixed Assets	3,486.58

Other Assets
Refundable Deposits	3,500.00
Mining Consessions-Utah	288,509.50
Total Other Assets	292,009.50

TOTAL ASSETS	713,833.13

LIABILITIES & EQUITY
Liabilities
Current Liabilities
Accounts Payable
Accounts Payable	25,424.63
Total Accounts Payable	25,424.63

Other Current Liabilities
Due to Pass Technologies	394.71
Loan Payable-K.I. Matheson	39,898.99
Loan Payable- John Roz	58,000.00
Total Other Current Liabilities	98,293.70

Total Current Liabilities	123,718.33

Total Liabilities	123,718.33

Equity
Common Stock(.001 par value)	21,961.00
Add't Paid in Capital	764,239.00
Net Income	(196,085.20)
Total Equity	590,114.80

TOTAL LIABILITIES & EQUITY	713,833.13

Royalite Petroleum Corp.
Statement of Operations
January through April 2006

Jan - Apr 06

Ordinary Income/Expense
Cost of Goods Sold
Project Related Costs
Laboratory Fees	500. 00
Field Expenses	229. 32
Engineering	4,424. 40
Maps & Drafting	28,301. 37
Millsite	635. 11
Total Project Related Costs	34,090.20

Total COGS	34,090.20

Gross Profit	(34,090.20)

Expense
Bank Service Charges	377.18
Business License & Fees	871.71
Car/Truck Expense
Gas	127. 99
Total Car/Truck Expense	127.99

Commissions	12,000.00
Consulting Fees	80,775.30
Directors Fees	1,600.00
Depreciation Expense	13.42
Office Supplies	295.58
Postage and Delivery	83.69
Professional Fees
Legal Fees	5,073. 49
Total Professional Fees	5,073.49

Rent	8,300.00
Travel & Entertainment
Meals	1,390. 74
Travel	50,600. 90
Total Travel & Entertainment	51,991.64

Utilities	300.00
Total Expense	161,810.00

Net Ordinary Income	(195,900.20)

Net Income	(195,900.20)

ROYALITE PETROLEUM CORP.
(A DEVELOPMENT STAGE COMPANY)
STATEMENT OF CASH FLOWS

Period from
December 2, 2005
(Date of inception)
through
April 30, 2006
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(196,085)
Adjustments to reconcile loss from operating
to net cash used in operating activities:
Depreciation	13
Changes in operating assets and liabilities:
Other current assets	(3,500)
Accounts payable and accrued liabilities	25,425

Net cash used in operating activities	(174,147)

CASH FLOW FROM INVESTING ACTIVITIES
Cash paid on mineral property claims	(288,510)
Purchase of fixed assets	(3,500)

Net cash used in investing activities	(292,010)

CASH FLOW FROM FINANCING ACTIVITIES
Proceeds from stock issuance	786,200
Proceeds from borrowings from related party	40,294
Proceeds from borrowings on loan payable	58,000

Net cash provided by financing activities	884,494

NET CHANGE IN CASH	418,337

CASH AT BEGINNING OF YEAR	-

CASH AT END OF PERIOD	$418,337

SUPPLEMENTAL INFORMATION

Interest Paid	$-
Income Taxes Paid	$-

SCHEDULE 3.16
TO THE AGREEMENT AND PLAN OF MERGER
BETWEEN WORLDBID CORPORATION AND ROYALITE PETROLEUM CORP.

EMPLOYMENT AND CONSULTING AGREEMENTS OF ROYALITE

ORAL CONTRACTS

Month to Month:

(1)	Agreement with Nitra Corporation, a Nevada corporation, and Royalite to pay $8,000.00 per month plus expenses to Nitra Corporation for the services of Michael L. Cass to act as President for Royalite.

(2)	Agreement with Pass Minerals Inc., a Nevada Corporation, and Royalite to pay $4,000.00 per month plus expenses to Pass Minerals Inc. for consulting and financial services.

From July 1, 2006 to November 30, 2006

(1)	Agreement with Investor Consulting LLC, a Nevada LLC, and Morgan Capital LLC, a Florida LLC, to pay $2,500.00 each per month ($5,000 total) plus expenses for consulting and public relations services.

SCHEDULE 3.18
TO THE AGREEMENT AND PLAN OF MERGER
BETWEEN WORLDBID CORPORATION AND ROYALITE PETROLEUM CORP.

INTELLECTUAL PROPERTY OF ROYALITE

Royalite holds the exclusive license for the State of Utah for a period of twenty (20) years which commenced on October 1, 2005 to use a proprietary sensing instrument known as the “Moore Radiometer” for detection of sub-surface minerals, hydrocarbons and liquids under a First Amended License Agreement dated October 1, 2005 with Charles G. Moore, individually and doing business as Hy-Carb Company, of Boulder City, Nevada.

SCHEDULE 3.19
TO THE AGREEMENT AND PLAN OF MERGER
BETWEEN WORLDBID CORPORATION AND ROYALITE PETROLEUM CORP.

REAL PROPERTY OF ROYALITE

Real Property Lease

Under a residential lease agreement dated April 10, 2006 between Jack Keller Young and Royalite, Royalite has leased premises at a monthly rate of $3,500 for a period expiring on April 10, 2007.

Oil and Gas or Mineral Leases

ROYALITE PETROLEUM CORP. – LEASEHOLD

PIUTE COUNTY, UTAH

PARCEL	LEGAL DESCRIPTION	TOTAL ACRES

T. 30 S., R. 1 W., SLB&B

1	Sec. 5, Lots 1-4, SW;
	Secs. 6 and 7, All;
	Sec. 18, NE	1,557.59

2	Sec. 8, W2, W2SE;
	Sec. 17, All	1,040.00

3	Sec. 19, Lot 6, S2N2SESW, S2SESW, NESE, S2NWSE,
	S2SE;
	Sec. 20, NE, S2;
	Sec. 29, N2, SE;
	Sec. 30, Lots 1-2, NE, E2NW	1,422.07

T. 30 S., R. 2 W., SLB&M

4	Sec. 1, Lots 1, 2;
	Sec. 12, N2N2	239.95

5	Sec. 3, All;
	Sec. 10, N2NE, SWNE, W2, NWSE;
	Sec. 14, NE, SENW, S2;
	Sec. 22, E2E2	1,789.60

6	Secs. 23, 24 and 25, All;
	Sec. 26, N2, E2SE;
	Sec. 27, N2NE	2,401.52

T. 29 S., R. 2½ W., SL&M

7	Sec. 8 and 17, All	438.32

PARCEL	LEGAL DESCRIPTION	TOTAL ACRES

T. 27 S., R 3 W., SLB&M

8	Sec. 3, All;
	Sec. 4, Lots 1, 2, S2N2, S2;
	Sec. 5, SW;
	Sec. 8, N2N2, SENE;
	Sec. 9, N2	1,880.68

9	Sec. 7, SE4NW4	40.00

10	Sec. 7, Lots 3, 4, E2SW, W2SE;
	Sec. 18, Lots 1-3, W2NE, E2NW, NESW	544.83

11	Sec. 11, All;
	Sec. 12, W2, SE	1,120.00

12	Sec. 13, 14, 23, and 24, (ALL)	2,560.00

13	Sec. 15, W2NW, SENW, SW;
	Secs. 22, and 27, (ALL);
	Sec. 28, NESE	1,600.00

14	Sec. 29, NE4NW4
	Sec. 30, M&B [Part of NE4NE4] (30.00)
	M&B [Part of W2W2] (74.00)
	NE4SE4
	Sec. 32 NW4NE4,NE4NW4,S2NW4,NW4SW4,S2SW4 464.00

15	Secs. 25, 26, 34, and 35, (ALL)	2,560.00

T. 28 S., R. 3 W., SLB&M

16	Sec. 5, Lot 4 (40.31)
	Sec. 6, Lot 1 (40.28)	80.59

17	Sec. 5, Lot 2, SENE;
	Sec. 6, Lots 4-7, E2SW;
	Sec. 8, N2NE, NW, N2SW;
	Sec. 9, W2E2, N2NW, SENW, SW;
	Sec. 15, NE, NENW, NESW;
	Sec. 17, SE	1,479.50

18	Sec. 8, S2NE4, SE4, SE4SW4
	Sec. 9, SW4NW4
	Sec. 17, NE4	480.00

19	Sec. 9, SE4SE4
	Sec. 15, SE4NW4
	Sec. 16, W2E2, W2	560.00

20	Sec. 20, NE;
	Sec. 21, N2NE, SWNE, NW, N2SW, SWSW, W2SE,
	SESE;
	Sec. 22, W2SW;
	Sec. 27, SWNE, W2, N2SE, SESE;
	Sec. 34, E2NE	1,320.00

PARCEL	LEGAL DESCRIPTION	TOTAL ACRES
21	Sec. 22, E2SE4
	Sec. 27, E2NE4
	Sec. 34, E2SW4, W2SE4	320.00
22	Sec. 23, E2E2;
	Sec. 24, W2, SE;
	Sec. 25, N2N2	800.00
23	Sec. 32, Lot 1 (39.82), NE4, NE4NW4, S2NW4, S2 (All)	639.82
24	Sec. 35, (ALL)	669.60

T. 29 S., R. 3 W., SLB&M
25	Sec. 7, All;
	Sec. 18, Lots 1, 2, NE, E2NW	958.86
26	Sec. 1, (ALL);
	Sec. 29, W2NE;
	Sec. 33, NENW	827.20
T. 30 S., R. 3 W., SLB&M
27	Sec. 15, NW4SW4
	Sec. 16, SE4SE4	80.00
28	Sec. 19, Lot 4 (40.12), S2SE4SW4
	Sec. 30, M&B [Part of Lot 3] (10.25)
	Sec. 32, E2, S2NW4, SW4	630.37
T. 27 S., R. 4 W., SLB&M
29	Sec. 12, S2;
	Sec. 13, N2, N2S2;
	Sec. 14, N2, N2S2	1,280.00

SANPETE COUNTY, UTAH
T. 18 S., R 1 E., SLM&B
30	Sec. 25, NWNE, W2	360.00
31	Secs. 23, 26, and 35, (ALL)	1,910.36

WAYNE COUNTY, UTAH
T. 28 S., R. 2 E., SLM&B
32	Sec. 33, E2;
	Sec. 34, All;
	Sec. 35, W2	1,280.00
	Total Acres	33,334.86

SUMMARY OF ACREAGE COSTS

Total Acres :	33,334.86
Costs ($) :	1,536,613.50
Average Price / Acres ($) :	46.10

		DETAILED SUMMARY

PARCEL	ACRES	ACREAGE COST ($) *
1	1,557.59	21,163.00
2	1,040.00	16,250.00
3	1,422.07	15,071.50
4	239.95	4,570.00
5	1,789.60	101,265.00
6	2,401.52	34,959.00
7	438.32	10,007.50
8	1,880.68	139,324.00
9	40.00	510.00
10	544.83	41,822.50
11	1,120.00	32,610.00
12	2,560.00	47,490.00
13	1,600.00	24,930.00
14	464.00	19,510.00
15	2,560.00	99,970.00
16	80.59	3,432.00
17	1,479.50	194,750.00
18	480.00	7,200.00
19	560.00	87,390.00
0	1,320.00	114,310.00
21	320.00	21,150.00
22	800.00	53,330.00
23	639.82	20,510.00
24	669.60	21,235.00
25	958.86	16,912.50
26	827.20	15,448.00
27	80.00	4,510.00
28	630.37	23,377.00
29	1,280.00	213,250.00
30	360.00	45,670.00
31	1,910.36	79,436.50
32	1,280.00	5,250.00

*Costs includes lease bonus, fees and first year delayed rental

All Parcels described above, save and except Parcel 18, are for a period of 10 years from their effective date with annual rentals of $1.50 per acres beginning two years from the effective date. The leases grant a 1/8 Royality Interest to the Lessors.

Parcel 18 has a paid up term of two years. The lease grants a 1/8 Royality Interest to the Lessors.

SCHEDULE 3.21
TO THE AGREEMENT AND PLAN OF MERGER
BETWEEN WORLDBID CORPORATION AND ROYALITE PETROLEUM CORP.

MATERIAL CONTRACTS OF ROYALITE

1.	First Amended License Agreement dated October 1, 2005 with Charles G. Moore, individually and doing business as Hy-Carb Company, of Boulder City, Nevada.

2.	Letter Agreement dated February 8, 2006 with Charles G. Moore and Eugene E. Phebus of Boulder City, Nevada.

3.	The residential lease and oil and gas leases described in Schedule 3.19.

4.	The services and consulting agreements described in Schedule 3.16.

SCHEDULE 4.3
TO THE AGREEMENT AND PLAN OF MERGER
BETWEEN WORLDBID CORPORATION AND ROYALITE PETROLEUM CORP.

DERIVATIVE SECURITIES OF WORLDBID

Convertible Notes

Worldbid has $190,000 of convertible notes outstanding which are convertible into common shares of the lesser of $0.20 per share (the “fixed conversion price”) or 75% of the market price of Worldbid’s common stock on the date of conversion. Assuming conversion at the fixed conversion price, a total of 950,000 shares of common stock may be issued on conversion if the convertible notes.

Worldbid Financing #1

On July 24, 2006, Worldbid’s Board of Directors approved the offering on a private placement basis of up to 4,000,000 units at a price of $0.75 per unit, with each unit consisting of one share of common stock and one-half (½) of one share purchase warrant. Each whole warrant will entitle the holder to purchase an additional share of the Corporation’s common stock at a price of $0.85 US per share for a period of one (1) year from the date of issuance of the Units. Worldbid has received subscriptions for 3,480,200 units and effective August 11, 2006, the directors determined to terminate the offering. Actual closing of the offering will take place concurrent with or immediately prior to the closing of the Merger.

Worldbid Financing #2

On August 11, 2006, Worldbid’s Board of Directors approved the offering on a private placement basis of up to 15,000,000 units at a price of $1.50 per unit, with each unit consisting of one share of common stock and one-half (½) of one share purchase warrant. Each whole warrant will entitle the holder to purchase an additional share of the Corporation’s common stock at a price of $1.75 US per share for a period of one (1) year from the date of issuance of the Units.

ANNEX B

SECTIONS 92A.300 TO 92A.500
OF THE NEVADA REVISED STATUTES

RIGHTS OF DISSENTING OWNERS

RIGHTS OF DISSENTING OWNERS

     NRS 92A.300 Definitions. As used in NRS 92A.300 to 92A.500, inclusive, unless the context otherwise requires, the words and terms defined in NRS 92A.305 to 92A.335, inclusive, have the meanings ascribed to them in those sections.
     (Added to NRS by 1995, 2086)

     NRS 92A.305 “Beneficial stockholder” defined. “Beneficial stockholder” means a person who is a beneficial owner of shares held in a voting trust or by a nominee as the stockholder of record.
     (Added to NRS by 1995, 2087)

     NRS 92A.310 “Corporate action” defined. “Corporate action” means the action of a domestic corporation.
     (Added to NRS by 1995, 2087)

     NRS 92A.315 “Dissenter” defined. “Dissenter” means a stockholder who is entitled to dissent from a domestic corporation’s action under NRS 92A.380 and who exercises that right when and in the manner required by NRS 92A.400 to 92A.480, inclusive.
     (Added to NRS by 1995, 2087; A 1999, 1631)

     NRS 92A.320 “Fair value” defined. “Fair value,” with respect to a dissenter’s shares, means the value of the shares immediately before the effectuation of the corporate action to which he objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.
     (Added to NRS by 1995, 2087)

     NRS 92A.325 “Stockholder” defined. “Stockholder” means a stockholder of record or a beneficial stockholder of a domestic corporation.
     (Added to NRS by 1995, 2087)

     NRS 92A.330 “Stockholder of record” defined. “Stockholder of record” means the person in whose name shares are registered in the records of a domestic corporation or the beneficial owner of shares to the extent of the rights granted by a nominee’s certificate on file with the domestic corporation.
     (Added to NRS by 1995, 2087)

     NRS 92A.335 “Subject corporation” defined. “Subject corporation” means the domestic corporation which is the issuer of the shares held by a dissenter before the corporate action creating the dissenter’s rights becomes effective or the surviving or acquiring entity of that issuer after the corporate action becomes effective.
     (Added to NRS by 1995, 2087)

     NRS 92A.340 Computation of interest. Interest payable pursuant to NRS 92A.300 to 92A.500, inclusive, must be computed from the effective date of the action until the date of payment, at the average rate currently paid by the entity on its principal bank loans or, if it has no bank loans, at a rate that is fair and equitable under all of the circumstances.
     (Added to NRS by 1995, 2087)

     NRS 92A.350 Rights of dissenting partner of domestic limited partnership. A partnership agreement of a domestic limited partnership or, unless otherwise provided in the partnership agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the partnership interest of a dissenting general or limited partner of a domestic limited partnership are available for any class or group of partnership interests in connection with any merger or exchange in which the domestic limited partnership is a constituent entity.
     (Added to NRS by 1995, 2088)

     NRS 92A.360 Rights of dissenting member of domestic limited-liability company. The articles of organization or operating agreement of a domestic limited-liability company or, unless otherwise provided in the articles of organization or operating agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the interest of a dissenting member are available in connection with any merger or exchange in which the domestic limited-liability company is a constituent entity.

     (Added to NRS by 1995, 2088)

     NRS 92A.370 Rights of dissenting member of domestic nonprofit corporation.
     1. Except as otherwise provided in subsection 2, and unless otherwise provided in the articles or bylaws, any member of any constituent domestic nonprofit corporation who voted against the merger may, without prior notice, but within 30 days after the effective date of the merger, resign from membership and is thereby excused from all contractual obligations to the constituent or surviving corporations which did not occur before his resignation and is thereby entitled to those rights, if any, which would have existed if there had been no merger and the membership had been terminated or the member had been expelled.
     2. Unless otherwise provided in its articles of incorporation or bylaws, no member of a domestic nonprofit corporation, including, but not limited to, a cooperative corporation, which supplies services described in chapter 704 of NRS to its members only, and no person who is a member of a domestic nonprofit corporation as a condition of or by reason of the ownership of an interest in real property, may resign and dissent pursuant to subsection 1.
     (Added to NRS by 1995, 2088)

     NRS 92A.380 Right of stockholder to dissent from certain corporate actions and to obtain payment for shares.
     1. Except as otherwise provided in NRS 92A.370 and 92A.390, any stockholder is entitled to dissent from, and obtain payment of the fair value of his shares in the event of any of the following corporate actions:
          (a) Consummation of a conversion or plan of merger to which the domestic corporation is a constituent entity:
               (1) If approval by the stockholders is required for the conversion or merger by NRS 92A.120 to 92A.160, inclusive, or the articles of incorporation, regardless of whether the stockholder is entitled to vote on the conversion or plan of merger; or
               (2) If the domestic corporation is a subsidiary and is merged with its parent pursuant to NRS 92A.180.
          (b) Consummation of a plan of exchange to which the domestic corporation is a constituent entity as the corporation whose subject owner’s interests will be acquired, if his shares are to be acquired in the plan of exchange.
          (c) Any corporate action taken pursuant to a vote of the stockholders to the extent that the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares.
          (d) Any corporate action not described in paragraph (a), (b) or (c) that will result in the stockholder receiving money or scrip instead of fractional shares.
          2. A stockholder who is entitled to dissent and obtain payment pursuant to NRS 92A.300 to 92A.500, inclusive, may not challenge the corporate action creating his entitlement unless the action is unlawful or fraudulent with respect to him or the domestic corporation.
     (Added to NRS by 1995, 2087; A 2001, 1414, 3199; 2003, 3189; 2005, 2204)

     NRS 92A.390 Limitations on right of dissent: Stockholders of certain classes or series; action of stockholders not required for plan of merger.
          1. There is no right of dissent with respect to a plan of merger or exchange in favor of stockholders of any class or series which, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting at which the plan of merger or exchange is to be acted on, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held by at least 2,000 stockholders of record, unless:
      (a) The articles of incorporation of the corporation issuing the shares provide otherwise; or
     (b) The holders of the class or series are required under the plan of merger or exchange to accept for the shares anything except:
          (1) Cash, owner’s interests or owner’s interests and cash in lieu of fractional owner’s interests of:
               (I) The surviving or acquiring entity; or
               (II) Any other entity which, at the effective date of the plan of merger or exchange, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held of record by a least 2,000 holders of owner’s interests of record; or
          (2) A combination of cash and owner’s interests of the kind described in sub-subparagraphs (I) and (II) of subparagraph (1) of paragraph (b).
          2. There is no right of dissent for any holders of stock of the surviving domestic corporation if the plan of merger does not require action of the stockholders of the surviving domestic corporation under NRS 92A.130.
     (Added to NRS by 1995, 2088)

     NRS 92A.400 Limitations on right of dissent: Assertion as to portions only to shares registered to stockholder; assertion by beneficial stockholder.
          1. A stockholder of record may assert dissenter’s rights as to fewer than all of the shares registered in his name only if he dissents with respect to all shares beneficially owned by any one person and notifies the subject corporation in writing of the name and address of each person on whose behalf he asserts dissenter’s rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which he dissents and his other shares were registered in the names of different stockholders.
          2. A beneficial stockholder may assert dissenter’s rights as to shares held on his behalf only if:
      (a) He submits to the subject corporation the written consent of the stockholder of record to the dissent not later than the time the beneficial stockholder asserts dissenter’s rights; and
      (b) He does so with respect to all shares of which he is the beneficial stockholder or over which he has power to direct the vote.
     (Added to NRS by 1995, 2089)

     NRS 92A.410 Notification of stockholders regarding right of dissent.
     1. If a proposed corporate action creating dissenters’ rights is submitted to a vote at a stockholders’ meeting, the notice of the meeting must state that stockholders are or may be entitled to assert dissenters’ rights under NRS 92A.300 to 92A.500, inclusive, and be accompanied by a copy of those sections.
     2. If the corporate action creating dissenters’ rights is taken by written consent of the stockholders or without a vote of the stockholders, the domestic corporation shall notify in writing all stockholders entitled to assert dissenters’ rights that the action was taken and send them the dissenter’s notice described in NRS 92A.430.
      (Added to NRS by 1995, 2089; A 1997, 730)

     NRS 92A.420 Prerequisites to demand for payment for shares.
     1. If a proposed corporate action creating dissenters’ rights is submitted to a vote at a stockholders’ meeting, a stockholder who wishes to assert dissenter’s rights:
     (a) Must deliver to the subject corporation, before the vote is taken, written notice of his intent to demand payment for his shares if the proposed action is effectuated; and
     (b) Must not vote his shares in favor of the proposed action.
     2. If a proposed corporate action creating dissenters’ rights is taken by written consent of the stockholders, a stockholder who wishes to assert dissenters’ rights must not consent to or approve the proposed corporate action.
     3. A stockholder who does not satisfy the requirements of subsection 1 or 2 and NRS 92A.400 is not entitled to payment for his shares under this chapter.
     (Added to NRS by 1995, 2089; A 1999, 1631; 2005, 2204)

     NRS 92A.430 Dissenter’s notice: Delivery to stockholders entitled to assert rights; contents.
     1. The subject corporation shall deliver a written dissenter’s notice to all stockholders entitled to assert dissenters’ rights.
     2. The dissenter’s notice must be sent no later than 10 days after the effectuation of the corporate action, and must:
     (a) State where the demand for payment must be sent and where and when certificates, if any, for shares must be deposited;
     (b) Inform the holders of shares not represented by certificates to what extent the transfer of the shares will be restricted after the demand for payment is received;
     (c) Supply a form for demanding payment that includes the date of the first announcement to the news media or to the stockholders of the terms of the proposed action and requires that the person asserting dissenter’s rights certify whether or not he acquired beneficial ownership of the shares before that date;
     (d) Set a date by which the subject corporation must receive the demand for payment, which may not be less than 30 nor more than 60 days after the date the notice is delivered; and
     (e) Be accompanied by a copy of NRS 92A.300 to 92A.500, inclusive.
     (Added to NRS by 1995, 2089; A 2005, 2205)

     NRS 92A.440 Demand for payment and deposit of certificates; retention of rights of stockholder.
     1. A stockholder to whom a dissenter’s notice is sent must:
     (a) Demand payment;

     (b) Certify whether he or the beneficial owner on whose behalf he is dissenting, as the case may be, acquired beneficial ownership of the shares before the date required to be set forth in the dissenter’s notice for this certification; and
     (c) Deposit his certificates, if any, in accordance with the terms of the notice.
     2. The stockholder who demands payment and deposits his certificates, if any, before the proposed corporate action is taken retains all other rights of a stockholder until those rights are cancelled or modified by the taking of the proposed corporate action.
     3. The stockholder who does not demand payment or deposit his certificates where required, each by the date set forth in the dissenter’s notice, is not entitled to payment for his shares under this chapter.
     (Added to NRS by 1995, 2090; A 1997, 730; 2003, 3189)

     NRS 92A.450 Uncertificated shares: Authority to restrict transfer after demand for payment; retention of rights of stockholder.
     1. The subject corporation may restrict the transfer of shares not represented by a certificate from the date the demand for their payment is received.
     2. The person for whom dissenter’s rights are asserted as to shares not represented by a certificate retains all other rights of a stockholder until those rights are cancelled or modified by the taking of the proposed corporate action.
     (Added to NRS by 1995, 2090)

     NRS 92A.460 Payment for shares: General requirements.
     1. Except as otherwise provided in NRS 92A.470, within 30 days after receipt of a demand for payment, the subject corporation shall pay each dissenter who complied with NRS 92A.440 the amount the subject corporation estimates to be the fair value of his shares, plus accrued interest. The obligation of the subject corporation under this subsection may be enforced by the district court:
     (a) Of the county where the corporation’s registered office is located; or
     (b) At the election of any dissenter residing or having its registered office in this State, of the county where the dissenter resides or has its registered office. The court shall dispose of the complaint promptly.
     2. The payment must be accompanied by:
     (a) The subject corporation’s balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, a statement of income for that year, a statement of changes in the stockholders’ equity for that year and the latest available interim financial statements, if any;
     (b) A statement of the subject corporation’s estimate of the fair value of the shares;
     (c) An explanation of how the interest was calculated;
     (d) A statement of the dissenter’s rights to demand payment under NRS 92A.480; and
     (e) A copy of NRS 92A.300 to 92A.500, inclusive.
     (Added to NRS by 1995, 2090)

     NRS 92A.470 Payment for shares: Shares acquired on or after date of dissenter’s notice.
     1. A subject corporation may elect to withhold payment from a dissenter unless he was the beneficial owner of the shares before the date set forth in the dissenter’s notice as the date of the first announcement to the news media or to the stockholders of the terms of the proposed action.
     2. To the extent the subject corporation elects to withhold payment, after taking the proposed action, it shall estimate the fair value of the shares, plus accrued interest, and shall offer to pay this amount to each dissenter who agrees to accept it in full satisfaction of his demand. The subject corporation shall send with its offer a statement of its estimate of the fair value of the shares, an explanation of how the interest was calculated, and a statement of the dissenters’ right to demand payment pursuant to NRS 92A.480.
     (Added to NRS by 1995, 2091)

     NRS 92A.480 Dissenter’s estimate of fair value: Notification of subject corporation; demand for payment of estimate.
     1. A dissenter may notify the subject corporation in writing of his own estimate of the fair value of his shares and the amount of interest due, and demand payment of his estimate, less any payment pursuant to NRS 92A.460, or reject the offer pursuant to NRS 92A.470 and demand payment of the fair value of his shares and interest due, if he believes that the amount paid pursuant to NRS 92A.460 or offered pursuant to NRS 92A.470 is less than the fair value of his shares or that the interest due is incorrectly calculated.

     2. A dissenter waives his right to demand payment pursuant to this section unless he notifies the subject corporation of his demand in writing within 30 days after the subject corporation made or offered payment for his shares.
     (Added to NRS by 1995, 2091)

     NRS 92A.490 Legal proceeding to determine fair value: Duties of subject corporation; powers of court; rights of dissenter.
     1. If a demand for payment remains unsettled, the subject corporation shall commence a proceeding within 60 days after receiving the demand and petition the court to determine the fair value of the shares and accrued interest. If the subject corporation does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.
     2. A subject corporation shall commence the proceeding in the district court of the county where its registered office is located. If the subject corporation is a foreign entity without a resident agent in the State, it shall commence the proceeding in the county where the registered office of the domestic corporation merged with or whose shares were acquired by the foreign entity was located.
     3. The subject corporation shall make all dissenters, whether or not residents of Nevada, whose demands remain unsettled, parties to the proceeding as in an action against their shares. All parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.
     4. The jurisdiction of the court in which the proceeding is commenced under subsection 2 is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or any amendment thereto. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.
     5. Each dissenter who is made a party to the proceeding is entitled to a judgment:
     (a) For the amount, if any, by which the court finds the fair value of his shares, plus interest, exceeds the amount paid by the subject corporation; or
     (b) For the fair value, plus accrued interest, of his after-acquired shares for which the subject corporation elected to withhold payment pursuant to NRS 92A.470.
     (Added to NRS by 1995, 2091)

     NRS 92A.500 Legal proceeding to determine fair value: Assessment of costs and fees.
     1. The court in a proceeding to determine fair value shall determine all of the costs of the proceeding, including the reasonable compensation and expenses of any appraisers appointed by the court. The court shall assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment.
     2. The court may also assess the fees and expenses of the counsel and experts for the respective parties, in amounts the court finds equitable:
     (a) Against the subject corporation and in favor of all dissenters if the court finds the subject corporation did not substantially comply with the requirements of NRS 92A.300 to 92A.500, inclusive; or
     (b) Against either the subject corporation or a dissenter in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith with respect to the rights provided by NRS 92A.300 to 92A.500, inclusive.
     3. If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the subject corporation, the court may award to those counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.
     4. In a proceeding commenced pursuant to NRS 92A.460, the court may assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters who are parties to the proceeding, in amounts the court finds equitable, to the extent the court finds that such parties did not act in good faith in instituting the proceeding.
     5. This section does not preclude any party in a proceeding commenced pursuant to NRS 92A.460 or 92A.490 from applying the provisions of N.R.C.P. 68 or NRS 17.115.
     (Added to NRS by 1995, 2092)

ANNEX C

AUDITED FINANCIAL STATEMENTS OF ROYALITE PETROLEUM CORP.
AS OF APRIL 30, 2006

ROYALITE PETROLEUM CORP

FINANCIAL STATEMENTS

APRIL 30, 2006

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors
Royalite Petroleum Corp
Henderson, Nevada

We have audited the accompanying balance sheet of Royalite Petroleum Corp, an exploration stage company, as of April 30, 2006, and the related statements of operations and accumulated deficit, changes in stockholders’ equity (deficit), and cash flows for the period December 2, 2005 (date of inception) to April 30, 2006. These financial statements are the responsibility of Royalite Petroleum Corp’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Royalite Petroleum Corp, an exploration stage company, as of April 30, 2006, and the results of its operations, changes in stockholders’ equity (deficit) and cash flows for the period December 2, 2005 (date of inception) to April 30, 2006, in conformity with accounting principles generally accepted in The United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has suffered recurring losses from operations, which raise substantial doubt about its ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/ Sarna & Company /,
Certified Public Accountants
Westlake Village, California
August 25, 2006

ROYALITE PETROLEUM CORP
(AN EXPLORATION STAGE COMPANY)
BALANCE SHEET

April 30, 2006

ASSETS

Current assets
Cash	$418,337
Total current assets	418,337

Property and equipment, net	3,487
License rights	3,000
Unproven oil and gas properties, full cost method	288,510
Deposits	3,500

Total assets	$716,834

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities
Accounts payable	$25,425
Loan payable - related party	98,294
Total current liabilities	123,719

Total liabilities	123,719

Stockholders' equity
Common stock, $0.001 par value; 200,000,000 shares
authorized, 24,961,667 shares issued and outstanding	24,961
Additional paid-in capital	764,239
Accumulated deficit during development stage	(196,085)
Total stockholders' equity	593,115

Total liabilities and stockholders' equity	$716,834

See Accompanying Notes to Financial Statements

2

ROYALITE PETROLEUM CORP
(AN EXPLORATION STAGE COMPANY)
STATEMENT OF OPERATIONS

For the period from
December 2, 2005
(Date of Inception)
Through
April 30, 2006

Revenue	$-

Operating expenses
Oil and gas exploration expenses	34,090
General and administrative	161,982
Depreciation	13

Total operating expenses	196,085

Loss from operations before provision for income taxes	(196,085)

Income tax benefit	-

Net loss	(196,085)

Loss per common share - basic and diluted:
Net loss	$(0.01)

Weighted average common shares outstanding -
Basic and diluted	22,585,000

See Accompanying Notes to Financial Statements

3

ROYALITE PETROLEUM CORP
(AN EXPLORATION STAGE COMPANY)
STATEMENT OF STOCKHOLDERS' EQUITY

				Accumulated
				Deficit During	Total
	Common Stock		Additional	Development	Stockholders'
	Shares	Amount	Paid-in Capital	Stage	Equity

Balance, December 2, 2005	$-	$-	$-	$-	$-

Issuance of common stock for cash,	18,000,000	18,000	-	-	18,000
$0.001 per share

Issuance of common stock for cash,	2,000,000	2,000	198,000	-	200,000
Reg. S - Private Placement,
$0.10 per share

Issuance of common stock for cash,	100,000	100	9,900	-	10,000
Reg. D - Private Placement,
$0.10 per share

Issuance of common stock for cash,	1,860,667	1,861	556,339	-	558,200
Reg. S - Private Placement,
$0.30 per share

Issuance of common stock for
licensing rights	3,000,000	3,000	-	-	3,000

Net loss	-	-	-	(196,085)	(196,085)

Balance, April 30, 2006	24,960,667	24,961	764,239	(196,085)	593,115

See Accompanying Notes to Financial Statements

4

ROYALITE PETROLEUM CORP
(AN EXPLORATION STAGE COMPANY)
STATEMENT OF CASH FLOWS

Period from
December 2, 2005
(Date of inception)
through
April 30, 2006
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(196,085)
Adjustments to reconcile net loss
to net cash used in operating activities:
Depreciation	13
Changes in operating assets and liabilities:
Other current assets	(3,500)
Accounts payable and accrued liabilities	25,425

Net cash used in operating activities	(174,147)

CASH FLOW FROM INVESTING ACTIVITIES
Cash paid on mineral property claims	(288,510)
Purchase of fixed assets	(3,500)

Net cash used in investing activities	(292,010)

CASH FLOW FROM FINANCING ACTIVITIES
Proceeds from stock issuance	786,200
Proceeds from borrowings from related party	40,294
Proceeds from borrowings on loan payable	58,000

Net cash provided by financing activities	884,494

NET CHANGE IN CASH	418,337

CASH AT BEGINNING OF PERIOD	-

CASH AT END OF PERIOD	$418,337

SUPPLEMENTAL INFORMATION

Interest Paid	$-
Income Taxes Paid	$-

See Accompanying Notes to Financial Statements

5

ROYALITE PETROLEUM CORP
(AN EXPLORATION STAGE ENTERPRISE)
NOTES TO FINANCIAL STATEMENTS

1.	DESCRIPTION OF BUSINESS, HISTORY AND SUMMARY OF SIGNIFICANT POLICIES

Description of business –Royalite Petroleum Corp referred to as the “Company” is considered an exploration stage company. Since its formation, the Company has not realized any revenues from its planned operations. The Company's primary objective is to identify, acquire and develop oil and gas projects.

The Company has acquired interests in properties through leases on which it drills and/or operates oil or gas wells in efforts to discover and/or to produce oil and gas. The Company's interests in the properties vary depending on the availability of the interests and their locations. At April 30, 2006, the Company owned interests in oil and gas properties located within the State of Utah.

Royalite holds the exclusive right to use all information relating to minerals and hydrocarbons in the State of Utah derived from a proprietary sensing technology known as the "Moore Radiometer".

History - The Company was incorporated under the laws of the State of Nevada on December 2, 2005.

Going concern - The accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. The Company has incurred cumulative net losses of approximately $196,085 since its inception and requires capital for its contemplated operational and marketing activities to take place. The Company’s ability to raise additional capital through the future issuances of the common stock is unknown. The obtainment of additional financing, the successful development of the Company’s contemplated plan of operations, and its transition, ultimately, to the attainment of profitable operations are necessary for the Company to continue operations. The ability to successfully resolve these factors raise substantial doubt about the Company’s ability to continue as a going concern. The consolidated financial statements of the Company do not include any adjustments that may result from the outcome of these aforementioned uncertainties.

Basis of Presentation - These financial statements and related notes are presented in accordance with accounting principles generally accepted in the United States. The Company’s fiscal year-end is April 30.

Use of estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents - The Company considers all investments with an original maturity of three months or less to be a cash equivalent.

Oil and Gas Producing Activity

The Company follows the full cost method of accounting for oil and gas operations whereby all costs associated with the exploration for and development of oil and gas reserves, whether productive or unproductive, are capitalized. Such expenditures include land acquisition costs, drilling, exploratory dry holes, geological and geophysical costs not associated with a specific unevaluated property, completion and costs of well equipment. Internal costs are capitalized only if they can be directly identified with acquisition, exploration, or development activities.

Expenditures that are considered unlikely to be recovered are written off. On a quarterly basis the Board of Directors assesses whether or not there is an asset impairment. The current oil and gas exploration and development activities are considered to be in the exploration stage.

6

ROYALITE PETROLEUM CORP
(AN EXPLORATION STAGE ENTERPRISE)
NOTES TO FINANCIAL STATEMENTS

1.	DESCRIPTION OF BUSINESS, HISTORY AND SUMMARY OF SIGNIFICANT POLICIES (continued)

The costs of unproved leases, which become productive, are reclassified to proved properties when proved reserves are discovered in the property. Unproved oil and gas interests are carried at original acquisition costs including filing and title fees. Depreciation and depletion of the capitalized costs for producing oil and gas properties will be provided by the unit-of-production method based on proved oil and gas reserves.

Abandonment of properties are recognized as an expense in the period of abandonment and accounted for as adjustments of capitalized costs.

Impairment of Properties

Unproved leasehold costs are reviewed periodically and a loss is recognized to the extent, if any, that the cost of the property has been impaired.

Fixed assets - Fixed assets are stated at cost less accumulated depreciation. Depreciation is provided principally on the straight-line method over the estimated useful lives of the assets, which are generally 3 to 10 years. The cost of repairs and maintenance is charged to expense as incurred. Expenditures for property betterments and renewals are capitalized. Upon sale or other disposition of a depreciable asset, cost and accumulated depreciation are removed from the accounts and any gain or loss is reflected in other income (expense).

The Company periodically evaluates whether events and circumstances have occurred that may warrant revision of the estimated useful life of fixed assets or whether the remaining balance of fixed assets should be evaluated for possible impairment. The Company uses an estimate of the related undiscounted cash flows over the remaining life of the fixed assets in measuring their recoverability.

Long-lived Assets - Long-lived assets are evaluated for impairment when events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable through the estimated undiscounted future cash flows from the use of these assets. When any such impairment exists, the related assets will be written down to fair value.

Fair value of financial instruments - Financial accounting standards Statement No. 107, “Disclosure About Fair Value of Financial Instruments”, requires the Company to disclose, when reasonably attainable, the fair market values of its assets and liabilities which are deemed to be financial instruments. The carrying amounts and estimated fair values of the Company’s financial instruments approximate their fair value due to the short-term nature.

Revenue recognition – The Company recognizes oil and gas revenues from its interests in producing wells as oil and gas is produced and sold from these wells. The Company has no gas balancing arrangements in place.

Research and Development - All research and development expenditures during the period have been charged to operations.

7

ROYALITE PETROLEUM CORP
(AN EXPLORATION STAGE ENTERPRISE)
NOTES TO FINANCIAL STATEMENTS

1.	DESCRIPTION OF BUSINESS, HISTORY AND SUMMARY OF SIGNIFICANT POLICIES (continued)

Earnings (loss) per share - The Company follows SFAS No. 128, “Earnings Per Share” and SFAS No. 150, “Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity,” which establish standards for the computation, presentation and disclosure requirements for basic and diluted earnings per share for entities with publicly-held common shares and potential common stock issuances. Basic earnings (loss) per share are computed by dividing net income by the weighted average number of common shares outstanding. In computing diluted earnings per share, the weighted average number of shares outstanding is adjusted to reflect the effect of potentially dilutive securities, such as stock options and warrants. Common stock equivalent shares are excluded from the computation if their effect is antidilutive.

Income taxes - The Company accounts for its income taxes in accordance with Statement of Financial Accounting Standards No. 109, which requires recognition of deferred tax assets and liabilities for future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and tax credit carry-forwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

Comprehensive income (loss) – The Company’s accumulated other comprehensive loss consists of any accumulated foreign currency translation adjustments.

Segment information - The Company discloses segment information in accordance with Statements of Financial Accounting Standards (SFAS) No. 131, “Disclosures about Segments of an Enterprise and Related Information,” which uses the Management approach to determine reportable segments. The Company operates under one segment.

Expenses of offering - The Company accounts for specific incremental costs directly to a proposed or actual offering of securities as a direct charge against the gross proceeds of the offering.

Stock-based compensation - On December 16, 2004, the FASB issued SFAS No. 123R, “Share-Based Payment”, which replaces SFAS No. 123, “Accounting for Stock-Based Compensation” and supersedes APB Opinion No. 25, “Accounting for Stock Issued to Employees.” SFAS No. 123R requires all share-based payments to employees, including grants of employee stock options, to be recognized in the financial statements based on the grant date fair value of the award. SFAS No. 123R was to be effective for interim or annual reporting periods beginning on or after June 15, 2005, but in April 2005 the SEC issued a rule that will permit most registrants to implement SFAS No. 123R at the beginning of their next fiscal year, instead of the next reporting period as required by SFAS No. 123R. The pro forma disclosures previously permitted under SFAS No. 123 no longer will be an alternative to financial statement recognition. Under SFAS No. 123R, the Company must determine the appropriate fair value model to be used for valuing share-based payments, the amortization method for compensation cost and the transition method to be used at date of adoption. The transition methods include prospective and retroactive adoption option. Under the retroactive option, prior periods may be restated either as of the beginning of the year of adoption or for all periods presented. The prospective method requires that compensation expense be recorded for all unvested stock options and restricted stock at the beginning of the first quarter of adoption of SFAS No. 123R, while the retroactive methods would record compensation expense for all unvested stock options and restricted stock beginning with the first period restated. The Company has adopted the requirements of SFAS No. 123R.

8

ROYALITE PETROLEUM CORP
(AN EXPLORATION STAGE ENTERPRISE)
NOTES TO FINANCIAL STATEMENTS

1.	DESCRIPTION OF BUSINESS, HISTORY AND SUMMARY OF SIGNIFICANT POLICIES (continued)

New accounting pronouncements – In November 2004, the FASB issued SFAS No. 151, “Inventory Costs, an amendment of ARB No. 43, Chapter 4.” SFAS No. 151 amends the guidance in ARB No. 43, Chapter 4, “Inventory Pricing,” to clarify the accounting for abnormal amounts of idle facility expense, freight, handing costs, and spoilage. This statement requires that those items be recognized as current period charges regardless of whether they meet the criterion of "so abnormal" which was the criterion specified in ARB No. 43. In addition, this Statement requires that allocation of fixed production overheads to the cost of production be based on normal capacity of the production facilities. This pronouncement is effective for the Company beginning October 1, 2005. The Company does not believe adopting this new standard will have a material impact on its financial condition, results of operations or cash flows.

In May 2005, the Financial Accounting Standards Board issued Statement of Financial Accounting Standard No. 154, “Accounting Changes and Error Corrections.” The Statement applies to all voluntary changes in accounting principle and to changes required by an accounting pronouncement that do not include explicit transition provisions. SFAS No. 154 requires that changes in accounting principle be retroactively applied, instead of including the cumulative effect in the income statement. The correction of an error will continue to require financial statement restatement. A change in accounting estimate will continue to be accounted for in the period of change and in subsequent periods, if necessary. SFAS No. 154 is effective for fiscal years beginning after April 30, 2006. The Company does not expect the adoption of this Statement to have a material impact on its financial condition, results of operations or cash flows.

In February 2006, the FASB issued Statement of Financial Accounting Standards No. 155, Accounting for Certain Hybrid Financial Instruments (“SFAS No. 155”), which amends Statement of Financial Accounting Standards No. 133, Accounting for Derivative Instruments and Hedging Activities (“SFAS No. 133”) and Statement of Financial Accounting Standards No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities (“SFAS No. 140”). SFAS No. 155 permits fair value measurement for any hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation, establishes a requirement to evaluate interests in securitized financial assets to identify interests that are freestanding derivatives or hybrid financial instruments containing embedded derivatives. The Company does not expect the adoption of SFAS 155 to have a material impact on its financial condition, results of operations or cash flows.

In March 2006, the FASB issued Statement of Financial Accounting Standards No. 156, Accounting for Servicing of Financial Assets (“SFAS No. 156”), which amends FASB Statement No. 140 (“SFAS No. 140”). SFAS 156 may be adopted as early as January 1, 2006, for calendar year-end entities, provided that no interim financial statements have been issued. Those not choosing to early adopt are required to apply the provisions as of the beginning of the first fiscal year that begins after September 15, 2006 (e.g., January 1, 2007, for calendar year-end entities). The intention of the new statement is to simplify accounting for separately recognized servicing assets and liabilities, such as those common with mortgage securitization activities, as well as to simplify efforts to obtain hedge-like accounting. Specifically, the FASB said FAS No. 156 permits a servicer using derivative financial instruments to report both the derivative financial instrument and related servicing asset or liability by using a consistent measurement attribute, or fair value. The Company does not expect the adoption of SFAS 156 to have material impact on its financial condition, results of operations or cash flows.

9

ROYALITE PETROLEUM CORP
(AN EXPLORATION STAGE ENTERPRISE)
NOTES TO FINANCIAL STATEMENTS

2.	FIXED ASSETS

Fixed assets consist of the following as of April 30, 2006:

2006
Computers and equipment	$3,500
Less: accumulated depreciation	13
$3,487

3.	INTANGIBLE ASSETS

License rights totaling $3,000 were acquired by the Company in February 2006 and provide exclusive right to use all information relating to minerals and hydrocarbons in the State of Utah derived from a proprietary sensing technology known as the “Moore Radiometer”. The Company has a twenty year term on the license and rights. Accordingly, the Company annually assesses this license and distribution rights for impairment and has determined that no impairment write-down is considered necessary as of April 30, 2006.

4.	ACQUISITION OF PROPERTIES

On March 3, 2006 the Company acquired oil and gas leases from the Bureau of Land Management representing a 100% working interest in 6 parcels totaling 10,127 acres situated in the Piute and Sanpete Counties of Utah. The Company has paid the Bureau of Land Management a total of $288,510 for the lease acquisition costs.

5.	LOANS PAYABLE – RELATED PARTIES

As of April 30, 2006, loans payable from related parties consists of:

2006
Loan payable due to an officer of the Company,
bearing no interest, unsecured and due on demand.	$40,294
Loan payable due to an officer of the Company
bearing no interest, unsecured and due on demand.	58,000
$98,294

10

ROYALITE PETROLEUM CORP
(AN EXPLORATION STAGE ENTERPRISE)
NOTES TO FINANCIAL STATEMENTS

6.	STOCKHOLDER’S EQUITY

For the fiscal year ending April 30, 2006, the Company’s stockholders’ activities consisted of the following:

	a)	On February 8, 2006, the Company issued 18,000,000 shares of common stock to five individuals for cash at $0.001 per share.

	b)	On February 8, 2006, the Company issued 3,000,000 shares of common stock for licensing rights at $0.001 per share.

	c)	On March 2, 2006, the Company issued 2,000,000 shares of common stock to seven individuals for cash at $0.10 per share.

	d)	On March 3, 2006, the Company issued 100,000 shares of common stock to an individual for cash at $0.10 per share.

	e)	On April 30, 2006, the Company issued 1,860,667 shares of common stock to 24 individuals for cash at $0.30 per share.

7.	COMMITMENTS AND CONTINGENCIES

Lease obligations – The Company has operating leases for its offices. Future minimum lease payments under the operating leases for the facilities as of April 30, 2006 are as follows:

Fiscal year ended 2007	$38,500

Rental expense, resulting from operating lease agreements, approximated $3,500 for the fiscal year ended 2006.

8.	SUBSEQUENT EVENTS

On August 15, 2006 the Company acquired oil and gas leases from the Bureau of Land Management representing a 100% working interest in 17 parcels totaling 19,913 acres situated in the Piute, Sanpete and Wayne Counties of Utah. The Company will pay the Bureau of Land Management a total of $1,060,515 for the lease acquisition costs.

The Company is in negotiations with Worldbid Corporation concerning the acquisition of the Company by Worldbid. Under the terms of the proposed acquisition Worldbid would issue approximately 24,961,667 of its common shares in exchange for 100% of the shares of the Company.

11

ANNEX D

AUDITED INTERIM FINANCIAL STATEMENTS OF ROYALITE PETROLEUM CORP.
AS OF JULY 31, 2006

ROYALITE PETROLEUM CORP

(AN EXPLORATION STAGE COMPANY)

FINANCIAL STATEMENTS

JULY 31, 2006

Report of Independent Registered Public Accounting Firm

To the Board of Directors
Royalite Petroleum Corp

We have reviewed the accompanying consolidated balance sheet of Royalite Petroleum Corp (an exploration stage company) as of July 31, 2006 and the related statements of operations, stockholders' equity, and cash flows for the three months then ended. These interim financial statements are the responsibility of the management of Royalite Petroleum Corp.

We conducted our review in accordance with the standards of the Public Company Accounting Oversight Board (United States). A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with the standards of the Public Company Accounting Oversight Board (United States), the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to the accompanying interim consolidated financial statements for them to be in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 6 to the financial statements, the Company has suffered recurring losses from operations, which raise substantial doubt about its ability to continue as a going concern. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

We have previously audited, in accordance with standards of the Public Company Accounting Oversight Board (United States), the balance sheet of Royalite Petroleum Corp as of April 30, 2006, and the related statements of operations, stockholders’ equity, and cash flows for the period December 2, 2005 (date of inception) to April 30, 2006 (not presented herein); and in our report dated August 25, 2006, we expressed an unqualified opinion on those financial statements which included an explanatory paragraph describing Royalite Petroleum Corp’s ability to continue as a going concern as described in Note 6 to the financial statements. In our opinion, the information set forth in the accompanying balance sheet as of April 30, 2006 is fairly stated, in all material respects, in relation to the balance sheet from which it has been derived.

/ Sarna & Company /,
Certified Public Accountants
Westlake Village, California
October 17, 2006

ROYALITE PETROLEUM CORP
(AN EXPLORATION STAGE COMPANY)
BALANCE SHEETS

	July 31, 2006	April 30, 2006

ASSETS

Current assets
Cash	$-	$418,337
Prepaid expense	50,000	-
Total current assets	50,000	418,337

Property and equipment, net	3,295	3,487
License rights, net	3,000	3,000
Unproven oil and gas properties, full cost method	476,167	288,510
Deposits	3,500	3,500

Total assets	$535,962	$716,834

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities
Bank overdraft	$59,286	$-
Accounts payable	41,194	25,425
Loan payable - related party	40,294	98,294
Total current liabilities	140,774	123,719

Total liabilities	140,774	123,719

Stockholders' equity
Common stock, $0.001 par value; 200,000,000 shares
authorized, 24,960,667 shares issued and outstanding	24,961	24,961
Additional paid-in capital	764,239	764,239
Accumulated deficit during development stage	(394,012)	(196,085)
Total stockholders' equity	395,188	593,115

Total liabilities and stockholders' equity	$535,962	$716,834

See Accompanying Notes to Financial Statements

2

ROYALITE PETROLEUM CORP
(AN EXPLORATION STAGE COMPANY)
STATEMENTS OF OPERATIONS

		For the period from
		December 2, 2005
	For the Three	(Date of Inception)
	Months Ended	Through
	July 31, 2005	July 31, 2006

Revenue	$-	$-

Operating expenses
Oil and gas exploration expenses	73,102	107,192
General and administrative	124,634	286,616
Depreciation and amortization	191	204

Total operating expenses	197,927	394,012

Loss from operations before provision for income taxes	(197,927)	(394,012)

Income tax benefit	-	-

Net loss	(197,927)	(394,012)

Loss per common share - basic and diluted:
Net loss	$(0.01)	$(0.02)

Weighted average common shares outstanding -
Basic and diluted	24,960,667	23,866,403

See Accompanying Notes to Financial Statements

3

ROYALITE PETROLEUM CORP
(AN EXPLORATION STAGE COMPANY)
STATEMENT OF STOCKHOLDERS' EQUITY

				Accumulated
				Deficit During	Total
	Common Stock		Additional	Development	Stockholders'
	Shares	Amount	Paid-in Capital	Stage	Equity

Balance, December 2, 2005	$-	$-	$-	$-	$-

Issuance of common stock for cash,
$0.001 per share	18,000,000	18,000	-	-	18,000

Issuance of common stock for cash,
Reg. S - Private Placement,
$0.10 per share	2,000,000	2,000	198,000	-	200,000

Issuance of common stock for cash,
Reg. D - Private Placement,
$0.10 per share	100,000	100	9,900	-	10,000

Issuance of common stock for cash,
Reg. S - Private Placement,
$0.30 per share	1,860,667	1,861	556,339	-	558,200

Issuance of common stock for
licensing rights	3,000,000	3,000	-	-	3,000

Net loss	-	-	-	(196,085)	(196,085)

Balance, April 30, 2006	24,960,667	24,961	764,239	(196,085)	593,115

Net loss	-	-	-	(197,927)	(197,927)

Balance, July 31, 2006	24,960,667	24,961	764,239	(394,012)	395,188

See Accompanying Notes to Financial Statements

4

ROYALITE PETROLEUM CORP
(AN EXPLORATION STAGE COMPANY)
STATEMENTS OF CASH FLOWS

		Period from
		December 2, 2005
	For the Three	(Date of inception)
	Months Ended	through
	July 31, 2005	July 31, 2006
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(197,927)	$(394,012)
Adjustments to reconcile loss from operating
to net cash used in operating activities:
Depreciation and amortization	191	204
Changes in operating assets and liabilities:
Other current assets	(50,000)	(53,500)
Accounts payable and accrued liabilities	15,770	41,195

Net cash used in operating activities	(231,966)	(406,113)

CASH FLOW FROM INVESTING ACTIVITIES
Cash paid on unproven oil leases	(187,657)	(476,167)
Purchase of fixed assets	-	(3,500)

Net cash used in investing activities	(187,657)	(479,667)

CASH FLOW FROM FINANCING ACTIVITIES
Change in bank overdraft	59,286	59,286
Payment on notes payable	(58,000)	(58,000)
Proceeds from stock issuance	-	786,200
Proceeds from borrowings from related party	-	40,294
Proceeds from borrowings on loan payable	-	58,000

Net cash provided by financing activities	1,286	885,780

NET CHANGE IN CASH	(418,337)	-

CASH AT BEGINNING OF YEAR	418,337	-

CASH AT END OF PERIOD	$-	$-

SUPPLEMENTAL INFORMATION

Interest Paid	$-	$-
Income Taxes Paid	$-	$-

See Accompanying Notes to Financial Statements

 5

ROYALITE PETROLEUM CORP
(AN EXPLORATION STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS

1.	BASIS OF PRESENTATION

The accompanying unaudited financial statements have been prepared in accordance with Securities and Exchange Commission requirements for interim financial statements. Therefore, they do not include all of the information and footnotes required by accounting principles generally accepted in the United States for complete financial statements. The financial statements should be read in conjunction with the Form 10-KSB for the year ended April 30, 2006 Royalite Petroleum Corp (the "Company").

The interim financial statements present the balance sheet, statements of operations and cash flows of the Company. The financial statements have been prepared in accordance with accounting principles generally accepted in the United States.

The interim financial information is unaudited. In the opinion of management, all adjustments necessary to present fairly the financial position as of July 31, 2006 and the results of operations and cash flows presented herein have been included in the financial statements. Interim results are not necessarily indicative of results of operations for the full year.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.	GOING CONCERN

The Company incurred cumulative net losses of approximately $394,012 from operations as of July 31, 2006, has not commenced its mining operations, and is still in the exploration stage, raising substantial doubt about the Company’s ability to continue as a going concern. The Company will seek additional sources of capital through the issuance of debt or equity financing, but there can be no assurance the Company will be successful in accomplishing its objectives.

The ability of the Company to continue as a going concern is dependent on additional sources of capital and the success of the Company’s plan. The financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

3.	FIXED ASSETS

Fixed assets consist of the following as of July 31, 2006:

2006

Computers and equipment	$3,500

Less: accumulated depreciation	205

$3,295

6

ROYALITE PETROLEUM CORP
(AN EXPLORATION STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS

4.	ACQUISITION OF PROPERTIES

On July 28, 2006 the Company acquired oil and gas leases from the State of Utah Trust Lands Administration representing a 100% working interest in 8 parcels situated in Piute County, Utah. The company has paid the State of Utah Trust Lands Administration a total of $ 180,157 for the lease acquisition costs.

5.	LOANS PAYABLE – RELATED PARTIES

As of July 31, 2006, loans payable to a related party totaling $40,294 consists of borrowings from an officer of the Company. The balance bears no interest, is unsecured, and is due on demand.

6.	COMMITMENTS AND CONTINGENCIES

Lease obligations – The Company has operating leases for its offices. Future minimum lease payments under the operating leases for the facilities as of July 31, 2006 are as follows:

Fiscal year 2007	$28,000

Rental expense, resulting from operating lease agreements, approximated $10,500 for the quarter ended July 31, 2006.

7.	SUBSEQUENT EVENTS

On August 15, 2006 the Company acquired oil and gas leases from the Bureau of Land Management representing a 100% working interest in 17 parcels totaling 19,913 acres situated in the Piute, Sanpete and Wayne Counties of Utah. The Company will pay the Bureau of Land Management a total of $1,060,515 for the lease acquisition costs.

The Company is in negotiations with Worldbid Corporation concerning the acquisition of the Company by Worldbid. Under the terms of the proposed acquisition Worldbid would issue approximately 24,961,667 of its common shares in exchange for 100% of the shares of the Company.

7

ANNEX E

UNAUDITED PRO FORMA FINANCIAL STATEMENTS

WORLDBID CORPORATION.
(An Exploration Stage Company)

PRO-FORMA CONSOLIDATED FINANCIAL STATEMENTS

WORLDBID CORPORATION.
(An Exploration Stage Company)

PRO-FORMA CONSOLIDATED BALANCE SHEET
AS AT APRIL 30, 2006
(Unaudited)
(Stated in U.S. Dollars)

		Royalite	(Note 3)		Pro-Forma
	Worldbid	Petroleum	Pro Forma		Consolidated
	Corporation	Corporation	Adjustments		Balance Sheet

ASSETS

Current
Cash and cash equivalents	$74,925	$418,337	$(26,372)	a	$466,890
Accounts receivable	5,689	-	(4,131)	a	1,558
Prepaid expenses	-	-	-		-
	80,614	418,337	(30,503)		468,448

Deposits	30,960	3,500	(30,960)	a	3,500
Property and Equipment, net	1,213	3,487	(1,213)	a	3,487
Licence Rights	-	3,000			3,000
Unproven Oil & Gas Properties, full
cost method	-	288,510	-		288,510

	$112,787	$716,834	$(62,676)		$766,945

LIABILITIES

Current
Accounts payable and accrued
liabilities	$380,072	$25,425	$(89,099)	a	$316,398
Due to related parties	21,680	98,294	-		119,974
Derivative liability	-	-	-
Notes payable	20,000	-	-		20,000
Deferred income	32,451	-	(32,451)	a	-
	454,203	123,719	(121,550)		456,372

Convertible Notes Payable	-	-	-		-
Share Subscriptions Received	-	-	-		-
	-	-	-		-

STOCKHOLDERS’ EQUITY (DEFICIENCY)

Capital Stock	5,054	24,961	24,961	b	30,015
			(5,054)	c
			(19,907)	d

Additional paid-in capital	7,931,968	764,239	(24,961)	b	759,185
			(7,931,968)	c
			19,907	d

Contributed Surplus	38,200		(38,200)	c	-
Other Comprehensive Income	(46,942)		46,942	a	-
Deficit Accumulated During The
Exploration Stage	(8,269,696)	(196,085)	11,932	a	(478,627)
			7,975,222	c
	(341,416)	593,115	58,874		310,573

	$112,787	$716,834	$(62,676)		$766,945

The accompanying notes are an integral part of these pro-forma consolidated financial statements

WORLDBID CORPORATION.
(An Exploration Stage Company)

PRO-FORMA CONSOLIDATED BALANCE SHEET
AS AT JULY 31, 2006
(Unaudited)
(Stated in U.S. Dollars)

		Royalite	(Note 3)		Pro-Forma
	Worldbid	Petroleum	Pro Forma		Consolidated
	Corporation	Corporation	Adjustments		Balance Sheet

ASSETS

Current
Cash and cash equivalents	$209,142	$-	$(2,824)	f	$206,318
Accounts receivable	7,456	-	(6,661)	f	795
Prepaid expenses	4,234	50,000	(4,234)	f	50,000
	220,832	50,000	(13,719)		257,113

Deposits	30,851	3,500	(30,851)	f	3,500
Property and Equipment, net	1,112	3,295	(1,112)	f	3,295
Licence Rights	-	3,000	-		3,000
Unproven Oil & Gas Properties, full
cost method	-	476,167	-		476,167

	$252,795	$535,962	$(45,682)		$743,075

LIABILITIES

Current
Bank overdraft	$-	$59,286	$-		$59,286
Accounts payable and accrued
liabilities	208,960	41,194	(61,527)	f	188,627
Due to related parties	21,680	40,294	-		61,974
Derivative liability	1,073,500	-	-		1,073,500
Notes payable	20,000	-	-		20,000
Deferred income	27,390	-	(27,390)	f	-
	1,351,530	140,774	(88,917)		1,403,387

Convertible Notes Payable	190,000	-	-		190,000
Share Subscriptions Received	147,100	-	-		147,100
	337,100	-	-		337,100

STOCKHOLDERS’ EQUITY (DEFICIENCY)

Capital Stock	5,054	24,961	24,961	b	30,015
			(5,054)	c
			(19,907)	d

Additional paid-in capital	7,931,968	764,239	(24,961)	b	759,185
			(7,931,968)	c
			19,907	d

Contributed Surplus	38,200		(38,200)	c	-
Other Comprehensive Income	(46,698)		46,698	f	-
Deficit Accumulated During The
Exploration Stage	(9,364,359)	(394,012)	11,932	f	(1,786,612)
			7,975,222	c
			(15,395)	f
	(1,435,835)	395,188	43,235		(997,412)

	$252,795	$535,962	$(45,682)		$743,075

The accompanying notes are an integral part of these pro-forma consolidated financial statements

WORLDBID CORPORATION.
(An Exploration Stage Company)

PRO-FORMA STATEMENTS OF OPERATIONS

PERIOD FROM INCEPTION DECEMBER 5, 2006 TO APRIL 30, 2006

(Unaudited)
(Stated in U.S. Dollars)

		Royalite				Pro Forma
		Petroleum				Consolidated
		Corporation				Total
		Period from				Period from
	Worldbid	Inception				Inception
	Corporation	December 5		(Note 3)		December 5
	Year Ended	2005, to		Pro Forma		2005, to
	April 30, 2006	April 30, 2006		Adjustments		April 30, 2006

Revenue	$332,672	$-		$(332,672)	e	$-

Expenses

Oil and gas exploration expenses	$-	$34,090	$			$34,090
General and administrative	422,071	161,982		(422,071)	e	161,982
Depreciation	404	13		(404)	e	13
	422,475	196,085		(422,475)		196,085

Loss before the following	(89,803)	(196,085)		89,803		(196,085)

Interest expense	(24,512)	-		24,512	e	-

Net Loss For The Period	$(114,315)	$(196,085)		$114,315		$(196,085)

Basic And Diluted Loss Per Share	$(0.02)	$(0.01)				$(0.01)

Weighted Average Number Of Shares
Outstanding	5,052,107	22,585,000				30,015,075

The accompanying notes are an integral part of these pro-forma financial statements

WORLDBID CORPORATION.
(An Exploration Stage Company)

PRO-FORMA STATEMENTS OF OPERATIONS

THREE MONTHS ENDED JULY 31,2006
(Unaudited)
(Stated in U.S. Dollars)

						Pro Forma
						Consolidated
		Royalite	(Note 3)		Pro Forma	Total
	Worldbid	Petroleum	Pro Forma		Consolidated	Period from
	Corporation	Corporation	Adjustments		Total	Inception
	3 Months	3 Months			3 Months	December 5
	Ended	Ended			Ended	2005, to
	July 31, 2006	July 31, 2006			July 31, 2006	July 31, 2006

Revenue	$76,723	$-	$(76,723)	f	$-	$-

Expenses

Oil and gas exploration expenses	-	$73,102	$-		$73,102	$107,192
General and administrative	93,276	124,633	(60,917)	f	156,992	318,974
Depreciation	101	192	(101)	f	192	205
	93,377	197,927	(61,018)		230,286	426,371

Loss before the following	(16,654)	(197,927)	(15,705)		(230,286)	(426,371)

Interest expense	(1,078,009)	-	(310)	f	(1,077,699)	(1,077,699)

Net Loss For The Period	$(1,094,663)	$(197,927)	$(15,395)		$(1,307,985)	$(1,504,070)

Basic And Diluted Loss Per Share	$(0.22)	$(0.01)			$(0.04)

Weighted Average Number Of
Shares Outstanding	5,054,408	22,585,000			30,015,075

The accompanying notes are an integral part of these pro-forma financial statements

WORLDBID CORPORATION.
(An Exploration Stage Company)

PRO-FORMA STATEMENT OF STOCKHOLDERS’ DEFICIENCY

FOR THE PERIOD FROM INCEPTION, DECEMBER 5, 2005 to JULY 31, 2006
(Unaudited)

				DEFICIT
	COMMON STOCK			ACCUMULATED
			ADDITIONAL	DURING THE
			PAID-IN	EXPLORATION
	SHARES	AMOUNT	CAPITAL	STAGE	TOTAL

Opening balance,
December 5, 2005	-	$-	$-	$-	$-

Shares issued for cash at $0.001	18,000,000	18,000	-	-	18,000

Shares issued for cash at $0.01,
Regulation S – Private
Placement at $0.10 per share	2,000,000	2,000	198,000	-	200,000

Shares issued for cash at $0.01,
Regulation D – Private
Placement at $0.10 per share	100,000	100	9,900	-	10,000

Shares issued for cash at $0.01,
Regulation S – Private
Placement at $0.30 per share	1,860,667	1,861	556,339	-	558,200

Shares issued for licensing rights	3,000,000	3,000	-	-	3,000

Adjustment to number of shares
issued as a result of the
reverse take-over transaction:
Royalite Petroleum
Corporation	(24,960,667)	-	-	-	-
Worldbid Corporation.	5,054,408	5,054	(5,054)	-	-

Issuance of shares to acquire
Royalite Petroleum Corp	24,960,667	-	-	-	-

Net asset deficiency of legal
parent at date of reverse take-
over.	-	-	-	(282,542)	(282,542)

Net loss for the period	-	-	-	(196,085)	(196,085)

Balance, April 30, 2006	30,015,075	30,015	759,185	(478,627)	310,573

Net loss for the period	-	-	-	(1,307,985)	(1,307,985)

Balance, July 31, 2006	30,015,075	$30,015	$759,185	$(1,786,612)	$(997,412)

The accompanying notes are an integral part of these pro-forma financial statements

WORLDBID CORPORATION.
(An Exploration Stage Company)

NOTES TO PRO-FORMA CONSOLIDATED FINANCIAL STATEMENTS

(Unaudited)

1.	BASIS OF PRESENTATION

These Pro-Forma unaudited consolidated financial statements have been prepared from the audited financial statements of Worldbid Corporation (“Worldbid”) as of April 30, 2006, the unaudited financial statements of Worldbid as of July 31, 2006, the unaudited financial statements of Royalite Petroleum Corp. (“Royalite”) as of April 30, 2006 and the audited financial statements of Royalite as of July 31, 2006, giving effect to an Agreement and Plan of Merger entered into on August 23, 2006 (See Note 2) as though it had occurred on April 30, 2006.

In the opinion of management of Worldbid, these unaudited pro forma consolidated financial statements include all adjustments necessary for fair presentation of the acquisition of Royalite by Worldbid as described below.

The unaudited pro forma consolidated financial statements should be read in conjunction with the historical financial statements and notes thereto of Worldbid and Royalite referred to above and included elsewhere in this 8-K.

These unaudited pro forma financial statements are not necessarily indicative of the financial position or results of operations, which would have resulted if the combination and related transactions had actually occurred on April 30, 2006.

2.	AGREEMENT AND PLAN OF MERGER

Worldbid proposes to acquire 100% of the issued and outstanding shares of Royalite, by issuing 24,960,667 common shares. Since the transaction will result in the former shareholders of Royalite owning the majority of the issued shares of Worldbid, the transaction, which is referred to a reverse take-over has been treated for accounting purposes as an acquisition by Royalite of the net assets and liabilities of Worldbid.

Worldbid had a net asset deficiency at April 30, 2006 of $282,542; therefore the ascribed value of the 24,960,667 shares issued was $nil, with the net asset deficiency of $282,542 being charged to deficit.

The acquisition is summarized as follows:

Current assets	$74,673
Current liabilities	357,215

Net asset deficiency	$(282,542)

WORLDBID CORPORATION.
(An Exploration Stage Company)

NOTES TO PRO-FORMA CONSOLIDATED FINANCIAL STATEMENTS

(Unaudited)

2.	AGREEMENT AND PLAN OF MERGER (Continued)

The closing of the Merger is subject to Worldbid disposing of its interest in its wholly owned subsidiary, Worldbid Canada Corporation (the “subsidiary”). The disposition of the subsidiary will be completed by a distribution of the shares of the subsidiary to the shareholders of Worldbid at the record date of the distribution. The record date of the distribution is yet to be determined. All inter company balances and transactions between Worldbid and the subsidiary have been eliminated from the pro-forma financial statements as if the disposition of the subsidiary had occurred on April 30, 2006.

3.	PRO-FORMA ADJUSTMENTS

The unaudited pro-forma consolidated financial statements include the following pro-forma adjustments.

	a)	To record the disposal of the subsidiary as at April 30, 2006.

	b)	To record the issuance of 24,960,667 common shares of Worldbid to the acquire 100% of the issued and outstanding share capital of Royalite.

	c)	To eliminate the capital stock, additional paid in capital and contributed surplus of Worldbid (the net asset deficiency) against accumulated deficit.

	d)	To adjust the par value of the outstanding common shares of Worldbid to actual.

	e)	To eliminate the result of operations of Worldbid for the period prior to the reverse take-over.

f)

To record the disposal of the subsidiary as at April 30, 2006 and to eliminate any changes in net assets of the subsidiary included in the Worldbid financial statements during the three month period ended July 31, 2006.

4.	PRO-FORMA LOSS PER SHARE

Pro-forma loss per share has been calculated using the historical weighted average number of shares previously reported and amended as if the pro-forma common shares of Worldbid issued pursuant to the proposed acquisition and merger had been outstanding since the beginning of the periods.

PROXY

SPECIAL MEETING OF THE STOCKHOLDERS OF

WORLDBID CORPORATION
(the “Company”)

TO BE HELD AT:

SUITE 1880, 1055 WEST GEORGIA STREET
VANCOUVER, BRITISH COLUMBIA, CANADA
ON DECEMBER 8, 2006 AT
11:00 AM (PACIFIC STANDARD TIME)

The undersigned stockholder (the “Registered Stockholder”) of the Company hereby appoints LOGAN B. ANDERSON with full power of substitution, as proxy for and on behalf of the Registered Stockholder to attend, act and vote the securities which the Registered Stockholder is entitled to vote at the Special Meeting of the Stockholders of the Company to be held on December 8, 2006 at 11:00 AM (PST) and at every adjournment thereof, to the same extent and with the same powers as if the Registered Stockholder were present at the said Special Meeting, or any adjournment thereof.

The Registered Stockholder hereby authorizes and directs the proxy to vote the securities of the Company registered in the name of the Registered Stockholder on the proposals listed below as specified and at the discretion of the proxies on such other matters as may properly come before the meeting or any adjournment thereof.

RESOLUTIONS (For full detail of each item, please see the enclosed Notice of Meeting and Proxy Statement)

	For	Against	Abstain
Approval of a reorganization of the Company consisting of (a) the merger of the Company with Royalite Petroleum Corp.; and (b) the pro-rata distribution of all of the outstanding shares of the Company’s wholly owned subsidiary, Worldbid International Inc., to the stockholders of the Company.	_______________	_______________	_______________

The undersigned Registered Stockholder hereby revokes any proxy previously given to attend and vote at said Special Meeting.

SIGN HERE:	_____________________________________________

Please Print Name:	_____________________________________________

Date:	_____________________________________________

Number of Shares Represented by Proxy:	_____________________________________________

THIS PROXY FORM IS NOT VALID UNLESS IT IS SIGNED. SEE IMPORTANT INFORMATION AND INSTRUCTIONS ON REVERSE.

INSTRUCTIONS FOR COMPLETION OF PROXY

1.	This proxy is solicited by the Management of the Company.

2.

This form of proxy (the “Instrument of Proxy”) must be signed by you, the Registered Stockholder, or by your attorney duly authorized by you in writing, or, in the case of a company, by a duly authorized officer or representative of the company; and if executed by an attorney, officer, or other duly appointed representative, the original or a notarial copy of the instrument so empowering such person, or such other documentation in support as shall be acceptable to the Chairman of the Meeting, must accompany this Instrument of Proxy.

3.

If this Instrument of Proxy is not dated in the space provided, authority is hereby given by you, the Registered Stockholder, for the named proxies to date this proxy seven (7) calendar days after the date on which it was mailed to you, the Registered Stockholder.

4.	A Registered Stockholder who wishes to attend the Meeting and vote on the resolutions in person, may simply register with the scrutineers before the Meeting begins.

5.

A Registered Stockholder who is not able to attend the Meeting in person but wishes to vote on the proposals set out in this Instrument of Proxy may appoint the management persons named on this Instrument of Proxy as proxy for the Registered Stockholder by completing and signing this Instrument of Proxy and by indicating your choice on a proposal by placing an “X” in the appropriate box. Where no choice is specified by a Registered Stockholder with respect to a proposal set out in this Instrument of Proxy, a management appointee acting as proxy will vote in favor of that proposal;

6.

The securities represented by this Instrument of Proxy will be voted or withheld from voting in accordance with the instructions of the Registered Stockholder on any poll of a resolution that may be called for and, if the Registered Stockholder specifies a choice with respect to any matter to be acted upon, the securities will be voted accordingly. Further, the securities will be voted by the appointed proxy with respect to any amendments or variations of any of the resolutions set out on the Instrument of Proxy or matters which may properly come before the Meeting as the proxy, in its sole discretion, sees fit.

If a Registered Stockholder has submitted an Instrument of Proxy, the Registered Stockholder may still attend the Meeting and may vote in person. To do so, the Registered Stockholder must record his/her attendance with the scrutineers before the commencement of the Meeting and revoke, in writing, the prior votes.

To be represented at the Meeting, this proxy form must be received at the office of the Company’s legal counsel, O’Neill Law Group PLLC, by mail or by fax no later than forty eight (48) hours (excluding Saturdays, Sundays and holidays) prior to the time of the Meeting, or adjournment thereof or may be accepted by the Chairman of the Meeting prior to the commencement of the Meeting. The mailing address and fax number is:

O’NEILL LAW GROUP PLLC 435 Martin Street, Suite 1010 Blaine, Washington, USA 98230 Fax No. (360) 332-2291